UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07538

LORD ABBETT SECURITIES TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Alpha Strategy Fund

Fundamental Equity Fund

Growth Leaders Fund

International Core Equity Fund

International Dividend Income Fund

International Opportunities Fund

Value Opportunities Fund

For the fiscal year ended October 31, 2016

Table of Contents

1	A Letter to Shareholders

13	Investment Comparisons

21	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation/Sector

Schedules of Investments:

36	Alpha Strategy Fund

37	Fundamental Equity Fund

40	Growth Leaders Fund

43	International Core Equity Fund

50	International Dividend Income Fund

57	International Opportunities Fund

65	Value Opportunities Fund

68	Statements of Assets and Liabilities

72	Statements of Operations

76	Statements of Changes in Net Assets

82	Financial Highlights

110	Notes to Financial Statements

140	Report of Independent Registered Public Accounting Firm

141	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund, and Lord Abbett Value Opportunities Fund Annual Report

For the fiscal year ended October 31, 2016

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Alpha Strategy Fund

For the fiscal year ended October 31, 2016, the Fund returned 0.91%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, a blend consisting of 85% Russell 2000® Index1 / 15% S&P Developed Ex-U.S. SmallCap® Index,2 which returned 3.99% over the same period.

Domestic equity markets (as represented by the S&P 500® Index3) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United

Kingdom’s referendum in June (“Brexit”), to leave the European Union, was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

During the period, performance of the Fund’s underlying investment strategies (underlying funds) detracted from the Fund performance. The Fund’s exposure to international small cap stocks and domestic small cap growth equities detracted from relative performance, as each of these investment strategies significantly underperformed their respective indexes as well as the Fund’s benchmark index. Within the Fund’s international equity allocation, security selection in the materials and consumer discretionary sectors detracted from performance relative to the underlying index. Similarly, stock selection in the industrials and information technology sectors in the domestic small cap growth strategy detracted from performance.

The Fund’s exposure to domestic micro cap value equities contributed to performance, as this investment strategy outperformed its underlying index. Within this strategy, stock selection in the energy and industrials sectors contributed to the performance relative to the underlying index. Also contributing to the Fund’s performance relative to its benchmark was exposure to the domestic small cap value strategy. Stock selection within the health care and energy sectors caused this investment strategy to outperform its underlying index.

Fundamental Equity Fund

For the fiscal year ended October 31, 2016, the Fund returned 4.36%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,4 which returned 6.37% over the same period.

Domestic equity markets (as represented by the S&P 500® Index3) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United

Kingdom’s referendum in June (“Brexit”) was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

The Fund underperformed its index for the period. During the trailing 12-month period, the consumer staples and materials sectors detracted from relative performance the most. Within the consumer staples sector, shares of CVS Health Corporation, a pharmacy and health care company, fell after the California Public Employee’s Retirement System switched their PMB (pharmacy benefit manager) contract to United Healthcare’s OptumRx. Shares of Kroger Co., an operator of retail food and drug stores, dropped as meat and dairy prices deflated and competition offering discounted prices accelerated. Within the materials sector, shares of E.I. DuPont de Neumours and Co., a science and technology-based company, declined as the company faced fundamental headwinds from agriculture volatility, weaker global currencies, and slowing industrial production. Shares in Lyondellbasell Industries N.V., a global, chemical company, also fell as emerging industry headwinds, including increased capacity and waning global demand, weighed on its share price.

The largest contributors to relative performance during the trailing 12-month period were the consumer discretionary and telecommunication services sectors. Within the consumer discretionary sector,

shares in Time Warner Inc., a media and entertainment company, rose due to strong revenue from their film studio, lower-than-expected costs from HBO, and a recent buyout offer from AT&T, Inc. Shares of McDonald’s Corp., the operator and franchiser of McDonald’s restaurants, accelerated as sales increased when the company made efforts to expand its offerings by adding All-Day Breakfast menu items and through their “McPick 2” promotion, improving restaurant assets, and upgrading food quality. Within the telecommunication services sector, shares of AT&T, Inc., a provider of communications and digital entertainment services, and Verizon Communications Inc., a provider of communications, information, and entertainment products and services, were the top contributors. These two large telecommunications companies benefited from investor demand during the period for stable, income-producing securities amid a volatile and low-interest rate environment.

Growth Leaders Fund

For the fiscal year ended October 31, 2016, the Growth Leaders Fund returned -0.96%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Growth Index,5 which returned 2.28% over the same period.

Domestic equity markets (as represented by the S&P 500® Index3) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”), to leave the European Union, was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

Security selection in the consumer staples sector detracted from the Fund’s performance relative to the benchmark during the trailing 12-month period. Within this sector, the Fund’s holdings of Monster Beverage Corp., a beverages company, detracted the most. In February 2016, shares of Monster fell sharply after concerns were raised over its market valuation. Another detractor from performance within the consumer staples sector was the Fund’s position in Costco Wholesale Corp., a specialty retailer engaged in the operation of warehouses. Costco experienced slower customer traffic and weaker same-store sales, which management attributed to external factors.

Security selection in the industrials sector also detracted from relative performance during the period. Within this sector, the Fund’s holdings of Delta Air Lines, Inc., a passenger and cargo air transportation company, detracted most. Shares of Delta Air Lines continued to face general headwinds with passenger revenue per available seat miles declining across the whole industry. Also detracting from relative performance within the industrials sector was the Fund’s position in Boeing Co., an aerospace and defense company. Shares of Boeing fell in January after a report that Securities and Exchange Commission staff had inquired about accounting practices related to Boeing’s best-known jets.

The leading contributor to the Fund’s relative performance during the period was the Fund’s positions in the health care sector. Within this sector, the Fund’s holdings of Medivation, Inc., a biopharmaceutical company, contributed most, after Pfizer completed its acquisition of the company in September 2016. Another contributor was the Fund’s position in Intuitive Surgical, Inc., a manufacturer and marketer of da Vinci Surgical Systems. Shares of Intuitive Surgical advanced after the Food and Drug Administration cleared several of its product launches, and procedure growth on its systems looked favorable.

Another contributor to the Fund’s relative performance during the period was its overweight position in the information technology sector. Within this sector, NVIDIA Corp., a semiconductor company focused on visual computing, contributed the most. NVIDIA had a record fourth quarter in 2015, and both sales and earnings per share growth posted ahead of Street estimates. Facebook, Inc., a social media company, saw its shares rise as revenue and margins expanded in the second quarter of 2016.

International Core Equity Fund

For the fiscal year ended October 31, 2016, the Fund returned -3.54%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI EAFE® Index with Gross Dividends,6 which returned -2.74% over the same period.

Over the period, global equity markets experienced significant volatility, as a result of continued central bank stimulus, sharp moves in commodity prices, the United Kingdom’s Brexit vote, and uncertainty around Chinese economic growth. Overall, European markets (as measured by the EURO STOXX 50® Index7) fell roughly -7.8% in U.S. dollars for the period, while Japan’s Nikkei 2258 fell 6.9%.

At the end of 2015, the Federal Reserve (Fed) raised interest rates for the first time since the financial crisis to a range between 0.25%-0.50%. At that time, Fed expectations were for four rate hikes in 2016, however that did not materialize and the Fed once again left rates unchanged at the 0.25%-0.50% range at the September meeting. Similarly, other central banks continued the same theme, as the European Central Bank cut the deposit rate in the Eurozone from -0.2% to -0.3% in December 2015 and increased its existing monetary easing program from €60 billion to €80 billion per month in March 2016. In January, the Bank of Japan introduced negative rates on excess reserves in an effort to stimulate economic growth and, at its September meeting, introduced “yield curve control” to regulate both short- and long-term rates. The Bank of Japan also committed itself to expand the monetary base until inflation – as measured by the Consumer Price Index – exceeds 2%.

By February of 2016, crude oil prices had fallen to under $27/bbl. By October, however, prices had recovered to above $45, despite production continuing to outpace demand and OPEC failing to reach a deal on production cuts.

Adding to the volatility during the quarter was the United Kingdom’s vote on June 23, 2016, to leave the European Union,

which rattled global financial markets that had largely expected a “remain” vote. Following the vote, the British pound fell to a 30-year low and yields on U.K. bonds also fell to historical lows.

During the period, stock selection within the industrials and consumer discretionary sectors contributed to the Fund’s underperformance relative to the benchmark. Within the industrials sector, Safran SA, a French-based high-technology producer of rocket engines and propulsion systems, detracted from relative performance. Shares of the company declined as the company transitioned to more expensive engine designs leading to realized losses on its engine sales. In addition, Japan Airlines Co. Ltd., a Japan-based airline company, performed poorly over the period after company earnings decreased due to employee cost increases and decreased travel volume stemming from increased terrorist acts around the world.

In the consumer discretionary sector, Berkeley Group Holdings plc, an English mixed-use property development company, detracted from relative performance. The company’s stock declined significantly after the United Kingdom’s Brexit vote, with a broad decline in the country’s biggest homebuilders.

Stock selection within the materials sector contributed to the Fund’s relative performance during the period. Within materials, shares of Fortescue Metals Group, an iron ore exploration,

development, production, and processing company, rallied last year on the back of both higher iron ore prices and greater production. In addition, shares of South32 Ltd., an Australian metals and mining company, rose as the company was able to reduce costs while its higher margin mining assets performed better than expected.

Stock selection within the information technology sector also bolstered the Fund’s relative performance. Within the sector, shares of Taiwan Semiconductor Manufacturing Co. Ltd., a foundry, performed well, supported by higher margins and sustained sales momentum.

International Dividend Income Fund

For the fiscal year ended October 31, 2016, the Fund returned -1.52%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the MSCI All Country World Index ex-U.S. High Dividend Yield Gross Index,9 which returned -0.63% over the same period.

Over the period, global equity markets experienced significant volatility, as a result of continued central bank stimulus, sharp moves in commodity prices, the United Kingdom’s Brexit vote, and uncertainty around Chinese economic growth. Overall, European markets (as measured by the Euro Stoxx 507) fell roughly -7.8% in U.S. dollars for the period, while Japan’s Nikkei 2258 fell 6.9%.

At the end of 2015, the Federal Reserve (Fed) raised interest rates for the first time since the financial crisis to a range between 0.25%-0.50%. At that time, Fed expectations were for four rate hikes in 2016, however that did not materialize, and the Fed once again left rates unchanged at the 0.25%-0.50% range at the September meeting. Similarly, other central banks continued the same theme, as the European Central Bank cut the deposit rate in the Eurozone from -0.2% to -0.3% in December 2015 and increased its existing monetary easing program from €60 billion to €80 billion per month in March 2016. In January, the Bank of Japan introduced negative rates on excess reserves in an effort to stimulate economic growth and, at its September meeting, introduced “yield curve control” to regulate both short- and long-term rates. The Bank of Japan also committed itself to expand the monetary base until inflation – as measured by the Consumer Price Index – exceeds 2%.

By February of 2016, crude oil prices had fallen to under $27/bbl. By October, however, prices had recovered to above $45, despite production continuing to outpace demand and OPEC failing to reach a deal on production cuts.

Adding to the volatility during the quarter was the United Kingdom’s vote on June 23, 2016, to leave the European Union, which rattled global financial markets that had largely expected a “remain” vote. Following the vote, the British pound fell to a 30-year low and yields on U.K. bonds also fell to historical lows.

During the period, the Fund’s underperformance relative to the benchmark was driven by stock selection, particularly within the financials and consumer staples sectors. Within the financials sector, shares of Barclays PLC, a global financial services company, fell after the United Kingdom’s referendum to leave the European Union raised questions regarding the sustainability of the company’s investment bank. Additionally, shares of Prudential plc, a financial services company, detracted from performance. The company reported poor fourth quarter 2015 earnings that missed earnings estimates, driven by higher expenses and weakness in its retirement and life insurance sectors.

Within the consumer staples sector, shares of Woolworths Ltd., an Australian operator of supermarkets, specialty, and department stores, detracted from relative performance as the company suffered from a foreign exchange hit due to Brexit and weak consumer staples data from the United States. Additionally, Anheuser Busch Inbev SA NV, a Belgium-based beer brewer, detracted from performance. The company reported a challenging third quarter of 2016 mainly driven by poor performance in Brazil, causing the company to reduce earnings guidance for 2016.

Conversely, stock selection within the utilities and materials sectors, contributed to relative performance. Within the utilities sector, shares of AES Tiete Energia S.A., a Brazilian electric power generation company, rose as the company benefited from strong performance in the Brazilian market along with increased prices for the company’s generation capacity. Shares of AusNet Services, an Australian energy delivery service provider, also contributed to performance as the company continued to pay down debt, and has benefited from a regulator decision on revenue allowance.

Within the materials sector, shares of Fletcher Building Limited, a manufacturer and distributor of building and construction materials, contributed to relative performance, as the company benefited from strong construction growth in New Zealand. Additionally, shares of BHP Billiton Ltd., a global resources company, contributed to performance, as the company reported strong iron ore production and higher margins in third quarter 2016.

International Opportunities Fund

For the fiscal year ended October 31, 2016, the Fund returned -0.99%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the S&P Developed Ex-U.S. Small Cap® Index,2 which returned 3.33% over the same period.

Over the period, global equity markets experienced significant volatility, as a result of continued central bank stimulus,

sharp moves in commodity prices, the United Kingdom’s Brexit vote, and uncertainty around Chinese economic growth. Overall, European markets (as measured by the Euro Stoxx 507) fell roughly -7.8% in U.S. dollars for the period, while Japan’s Nikkei 2258 fell 6.9%.

At the end of 2015, the Federal Reserve (Fed) raised interest rates for the first time since the financial crisis to a range between 0.25%-0.50%. At that time, Fed expectations were for 4 rate hikes in 2016, however that did not materialize, and the Fed once again left rates unchanged at the 0.25%-0.50% range at the September meeting. Similarly, other central banks continued the same theme, as the European Central Bank cut the deposit rate in the Eurozone from -0.2% to -0.3% in December 2015 and increased its existing monetary easing program from €60 billion to €80 billion per month in March 2016. In January, the Bank of Japan introduced negative rates on excess reserves in an effort to stimulate economic growth and, at its September meeting, introduced “yield curve control” to regulate both short- and long-term rates. The Bank of Japan also committed itself to expand the monetary base until inflation – as measured by the Consumer Price Index – exceeds 2%.

By February of 2016, crude oil prices had fallen to under $27/bbl. By October, however, prices had recovered to above $45, despite production continuing to outpace demand and OPEC failing to reach a deal on production cuts.

Adding to the volatility during the quarter was the United Kingdom’s vote on June 23, 2016, to leave the European Union, which rattled global financial markets that had largely expected a “remain” vote. Following the vote, the British pound fell to a 30-year low and yields on U.K. bonds also fell to historical lows.

Stock selection, most notably in the materials and consumer discretionary sectors, was the primary driver of relative underperformance during the period. Within materials, shares of Essentra plc, a United-Kingdom based manufacturer and distributor of tobacco supplies, declined after missing earnings for the first half of 2016 and a decline in revenue. In addition, Hill & Smith Holdings PLC, a United Kingdom based manufacturer and supplier of infrastructure products and galvanizing services, detracted from performance as shares reversed from strong gains earlier in the year.

Within the consumer discretionary sector, shares of DFS Furniture PLC, a United Kingdom based furniture and fixture manufacturer declined, after the U.K.’s Brexit vote in June and concerns for the housing market.

Conversely, stock selection in the financials and consumer staples sectors contributed to relative performance. Within the financials sector, shares of Bank Tabungan Negara, an Indonesian commercial bank, rose significantly over the period as the company was helped by a government program to build 1 million homes for low-income citizens. In addition, shares of Dewan Housing Finance, an Indian housing financial services provider, rose as the company reported an improvement in net interest margin and continued improvement in cost and income ratios.

Within the consumer staples sector, Sundrug Co. Ltd., a Japanese pharmaceutical retailer, contributed to the Fund’s performance. The company’s stock rose as the company reported the highest return on assets of its competitors and continued to benefit from Japan’s aging population.

Value Opportunities Fund

For the fiscal year ended October 31, 2016, the Fund returned 4.33%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2500™ Index,10 which returned 3.98% over the same period.

Domestic equity markets (as represented by the S&P 500® Index3) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0%-0.25% to 0.25%-0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”), to leave the European Union, was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

During the period the Fund outperformed its benchmark. Security selection in the health care and energy sectors contributed to the Fund’s outperformance relative to the benchmark. Within the health care sector, shares of ExamWorks Group, Inc., a provider of independent medical examinations and medical-related services, increased following the announcement that the company would be acquired by Leonard Green & Partners, L.P. HealthSouth Corp., an owner and operator of inpatient rehabilitation hospitals, beat consensus first quarter earnings expectations due to strong growth and free cash flow. Both ExamWorks Group, Inc. and HealthSouth Corp. were the biggest detractors to the

Fund’s performance in the health care sector last year.

Within the energy sector, shares of Rice Energy, Inc. an independent natural gas and oil company, rose due to increased production and a reduction in costs. Shares of Cimarex Energy Co., an independent oil and gas exploration and production company, rose in tandem with the increase in the price of Western Texas Intermediate Oil in the second quarter of 2016.

Conversely, security selection in the information technology and industrials sectors were main detractors from the Fund’s relative performance during the period. Within the information technology sector, shares of MAXIMUS, Inc., a business process services company focused on government-sponsored programs, detracted from relative performance due to fears that the United Kingdom’s Work and Pensions

Secretary wanted to exit MAXIMUS’ Fit-for-Work program. Shares of Synaptics, Inc., a developer and designer of unique interface product solutions, suffered due to a decline in revenue from one of its clients, Apple Inc.

Within the industrials sector, shares of Snap-on, Inc., a manufacturer of diagnostic and repair solutions, faced headwinds from a soft commercial and industrial production market, despite posting strong Q4 earnings. In addition, Kirby Corp., a U.S.-based barge operator, lowered fiscal year 2016 guidance due to a decrease in marine and costal market utilization and revenue, which had a negative effect on its share price.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2    The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets excluding the United States within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a minimum annual trading liquidity of US$50 million. Stocks are excluded if their market capitalization falls below US$75 million, or if the value that is traded is less than US$35 million at the time of reconstitution.

3    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

4    The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

5    The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6    The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE® Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI EAFE® Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

7    The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The index has a fixed number of components and is part of the STOXX blue-chip index family. The index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

8    The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

9    The MSCI All Country World Index ex-U.S. High Dividend Yield Index is based on MSCI ACWI ex USA, its parent index, and includes large and mid-cap stocks across 45 Developed Markets (DM) and Emerging Markets (EM) countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

10    The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place for Alpha Strategy Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund. Without such waivers and expense reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index and the Lipper Small-Cap Core Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A4	-4.90%	9.43%	6.43%	–
Class B5	-4.13%	9.63%	6.47%	–
Class C6	-0.73%	9.90%	6.31%	–
Class F7	1.05%	10.90%	–	5.64%
Class I8	1.15%	11.00%	7.38%	–
Class R2[7]	0.57%	10.35%	–	5.12%
Class R3[7]	0.68%	10.46%	–	5.23%
Class R4[9]	0.91%	–	–	-4.27%
Class R5[9]	1.19%	–	–	-4.01%
Class R6[9]	1.17%	–	–	-4.03%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

5    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

6    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

8    Performance is at net asset value.

9    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Fundamental Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, Russell 3000® Value Index, Russell 3000® Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.62%	9.32%	5.88%	–
Class B4	-1.03%	9.60%	5.97%	–
Class C5	2.66%	9.85%	5.80%	–
Class F6	4.48%	10.85%	–	6.04%
Class I7	4.64%	10.95%	6.87%	–
Class P7	4.17%	10.46%	6.38%	–
Class R2[6]	3.97%	10.29%	–	5.52%
Class R3[6]	4.09%	10.42%	–	5.62%
Class R4[8]	4.37%	–	–	2.10%
Class R5[8]	4.64%	–	–	2.37%
Class R6[8]	4.73%	–	–	2.43%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Growth Leaders Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Growth Index, Russell 3000® Growth Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	Life of Class
Class A3	-6.66%	11.59%	9.62%
Class B4	-6.42%	–	12.10%
Class C5	-2.65%	12.12%	10.08%
Class F6	-0.82%	13.12%	11.05%
Class I6	-0.73%	13.24%	11.16%
Class R2[6]	-1.35%	12.82%	10.75%
Class R3[6]	-1.23%	12.74%	10.68%
Class R4[7]	-1.00%	–	0.26%
Class R5[7]	-0.68%	–	0.56%
Class R6[7]	-0.64%	–	0.62%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index begins on June 30, 2011.

3    Class A shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations and performance for the Class began on February 11, 2013. Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations on June 24, 2011 and performance for the Class began on June 30, 2011. Performance is at net asset value.

7    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE® Index”) with Gross Dividends and the MSCI EAFE® Index with Net Dividends assuming reinvestment of all dividends and distributions. The MSCI EAFE® Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE® Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-9.08%	1.92%	0.02%	–
Class B4	-9.01%	2.07%	0.10%	–
Class C5	-5.17%	2.46%	-0.04%	–
Class F6	-3.24%	3.39%	–	-1.38%
Class I7	-3.15%	3.50%	0.98%	–
Class P7	-3.65%	3.00%	0.50%	–
Class R2[6]	-3.85%	2.85%	–	-1.73%
Class R3[6]	-3.79%	2.95%	–	-1.77%
Class R4[8]	-3.55%	–	–	-5.07%
Class R5[8]	-3.31%	–	–	-4.83%
Class R6[8]	-3.14%	–	–	-4.64%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on December 31, 2003.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Dividend Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Value Index with Gross Dividends and the MSCI All Country World Ex-U.S. Value Index with Net Dividends, assuming reinvestment of all dividends and distributions. The MSCI All Country World Ex-U.S. Value Index with Net Dividends reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI All Country World Ex-U.S. Value Index. The Fund believes that the MSCI All Country World Ex-U.S. High Dividend Yield Index with Gross Dividends and the MSCI All Country World Ex-U.S. High Dividend Yield Index with Net Dividends, which were not available at the Fund’s inception, more closely reflect the Fund’s investment strategies than the MSCI All Country World Ex-U.S. Value Index with Gross Dividends and MSCI All Country World Ex-U.S. Value Index with Net Dividends. Therefore, the Fund will remove the MSCI All Country World Ex-U.S. Value Index with Gross Dividends and MSCI All Country World Ex-U.S. Value Index with Net Dividends from its next annual report. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	Life of Class
Class A3	-7.18%	0.72%	-0.57%
Class C4	-2.97%	1.25%	-0.52%
Class F5	-1.22%	2.16%	0.37%
Class I5	-1.10%	2.26%	0.49%
Class R2[5]	-1.70%	1.64%	0.08%
Class R3[5]	-1.58%	1.74%	0.05%
Class R4[6]	-1.48%	–	-7.51%
Class R5[6]	-1.24%	–	-7.27%
Class R6[6]	-1.09%	–	-7.16%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of each index begins on June 30, 2008.

3    Class A shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31,

2016, is calculated using the SEC-required uniform method to compute such return.

4    Class C shares commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Commenced operations on June 23, 2008 and performance for the Class began on June 30, 2008. Performance is at net asset value.

6    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-6.69%	7.49%	2.51%	–
Class B4	-6.45%	7.72%	2.59%	–
Class C5	-2.69%	8.03%	2.44%	–
Class F6	-0.84%	8.98%	–	1.62%
Class I7	-0.75%	9.09%	3.46%	–
Class P7	-1.17%	8.61%	3.00%	–
Class R2[6]	-1.34%	8.45%	–	1.12%
Class R3[6]	-1.20%	8.58%	–	1.27%
Class R4[8]	-1.03%	–	–	-2.81%
Class R5[8]	-0.75%	–	–	-2.56%
Class R6[8]	-0.56%	–	–	-2.38%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500TM Index and the Russell 2500TM Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-1.65%	9.90%	7.75%	–
Class B4	-1.26%	10.17%	7.83%	–
Class C5	2.62%	10.45%	7.67%	–
Class F6	4.48%	11.45%	–	7.56%
Class I7	4.57%	11.54%	8.75%	–
Class P7	4.10%	11.06%	8.27%	–
Class R2[6]	3.94%	10.88%	–	7.02%
Class R3[6]	4.03%	10.99%	–	7.13%
Class R4[8]	4.28%	–	–	0.28%
Class R5[8]	4.62%	–	–	0.58%
Class R6[8]	4.72%	–	–	0.69%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years, and 0% for Life of the Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 through October 31, 2016).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/16 – 10/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†#
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,047.70	$1.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.68	$1.48
Class B
Actual	$1,000.00	$1,043.90	$5.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.28
Class C
Actual	$1,000.00	$1,043.60	$5.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.28
Class F
Actual	$1,000.00	$1,048.40	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.43	$0.71
Class I
Actual	$1,000.00	$1,049.00	$0.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.94	$0.20
Class R2
Actual	$1,000.00	$1,045.80	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.92	$3.25
Class R3
Actual	$1,000.00	$1,046.40	$2.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.42	$2.75
Class R4
Actual	$1,000.00	$1,047.30	$1.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.68	$1.48
Class R5
Actual	$1,000.00	$1,049.40	$0.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.94	$0.20
Class R6
Actual	$1,000.00	$1,049.00	$0.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.94	$0.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.29% for Class A, 1.04% for Classes B and C, 0.14% for Class F, 0.04% for Class I, 0.64% for Class R2, 0.54% for Class R3, 0.29% for Class R4, 0.04% for Classes R5 and R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
#	Does not include expenses of Underlying Funds in which Alpha Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

October 31, 2016

Underlying Fund Name	%*
Lord Abbett Developing Growth Fund, Inc. – Class I	19.45%
Lord Abbett Securities Trust-International Opportunities Fund – Class I	20.26%
Lord Abbett Securities Trust-Micro-Cap Growth Fund – Class I	9.77%
Lord Abbett Securities-Trust Micro-Cap Value Fund – Class I	10.18%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund – Class I	20.21%
Lord Abbett Securities Trust-Value Opportunities – Class I	20.13%
Total	100.00%

*	Represents percent of total investments.

Fundamental Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,039.80	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.82
Class B
Actual	$1,000.00	$1,036.20	$8.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.62
Class C
Actual	$1,000.00	$1,035.60	$8.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.59	$8.62
Class F
Actual	$1,000.00	$1,040.10	$4.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.11	$4.06
Class I
Actual	$1,000.00	$1,040.40	$3.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class P
Actual	$1,000.00	$1,038.80	$5.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84
Class R2
Actual	$1,000.00	$1,037.20	$6.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.60
Class R3
Actual	$1,000.00	$1,038.70	$6.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09
Class R4
Actual	$1,000.00	$1,039.90	$4.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77
Class R5
Actual	$1,000.00	$1,041.20	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.77	$3.40
Class R6
Actual	$1,000.00	$1,041.20	$3.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.12	$3.05

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Classes B and C, 0.80% for Class F, 0.70% for Class I, 1.15% for Class P, 1.30% for Class R2, 1.20% for Class R3, 0.94% for Class R4, 0.67% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	6.53%
Consumer Staples	7.02%
Energy	11.87%
Financials	22.86%
Health Care	13.85%
Industrials	11.45%
Information Technology	11.26%
Sector*	%**
Materials	3.79%
Real Estate	2.19%
Telecommunication Services	2.64%
Utilities	4.33%
Repurchase Agreement	2.21%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Growth Leaders Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,048.60	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32
Class B
Actual	$1,000.00	$1,044.60	$8.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11
Class C
Actual	$1,000.00	$1,044.60	$8.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.09	$8.11
Class F
Actual	$1,000.00	$1,049.20	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.62	$3.56
Class I
Actual	$1,000.00	$1,049.50	$3.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.12	$3.05
Class R2
Actual	$1,000.00	$1,046.30	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	$6.09
Class R3
Actual	$1,000.00	$1,047.10	$5.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.58
Class R4
Actual	$1,000.00	$1,048.20	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.32
Class R5
Actual	$1,000.00	$1,050.00	$3.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.12	$3.05
Class R6
Actual	$1,000.00	$1,050.40	$2.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Classes B and C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2, 1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.50% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	17.73%
Consumer Staples	4.34%
Financials	4.22%
Health Care	11.63%
Industrials	7.92%
Sector*	%**
Information Technology	48.12%
Real Estate	1.01%
Telecommunication Services	0.75%
Repurchase Agreement	4.28%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,016.90	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class B
Actual	$1,000.00	$1,012.70	$9.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.74	$9.48
Class C
Actual	$1,000.00	$1,012.80	$9.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.84	$9.37
Class F
Actual	$1,000.00	$1,017.90	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42
Class I
Actual	$1,000.00	$1,018.50	$3.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.91
Class P
Actual	$1,000.00	$1,016.00	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.70
Class R2
Actual	$1,000.00	$1,015.20	$7.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.46
Class R3
Actual	$1,000.00	$1,015.40	$6.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.90
Class R4
Actual	$1,000.00	$1,016.10	$5.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class R5
Actual	$1,000.00	$1,017.60	$4.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.42
Class R6
Actual	$1,000.00	$1,018.50	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.87	$3.30

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class B, 1.85% for Class C, 0.87% for Class F, 0.77% for Class I, 1.32% for Class P, 1.47% for Class R2, 1.36% for Class R3, 1.12% for Class R4, 0.87% for Class R5 and 0.65% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	11.57%
Consumer Staples	11.52%
Energy	5.21%
Financials	20.73%
Health Care	9.11%
Industrials	14.62%
Information Technology	7.94%
Sector*	%**
Materials	8.20%
Real Estate	4.10%
Telecommunication Services	4.50%
Utilities	1.99%
Repurchase Agreement	0.51%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Dividend Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,000.60	$5.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class C
Actual	$1,000.00	$ 998.10	$9.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.74	$9.48
Class F
Actual	$1,000.00	$1,002.80	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.62
Class I
Actual	$1,000.00	$1,003.40	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.06	$4.12
Class R2
Actual	$1,000.00	$1,000.00	$7.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.46
Class R3
Actual	$1,000.00	$1,000.90	$6.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95
Class R4
Actual	$1,000.00	$1,002.20	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.69
Class R5
Actual	$1,000.00	$1,003.40	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.66	$4.52
Class R6
Actual	$1,000.00	$1,003.40	$4.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$ 1,021.11	$4.06

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.12% for Class A, 1.87% for Class C, 0.91% for Class F, 0.81% for Class I, 1.47% for Class R2, 1.37% for Class R3, 1.12% for Class R4, 0.89% for Class R5 and 0.80% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	6.88%
Consumer Staples	6.03%
Energy	13.45%
Financials	25.19%
Health Care	4.24%
Industrials	9.07%
Sector*	%**
Information Technology	4.40%
Materials	6.66%
Real Estate	6.97%
Telecommunication Services	9.33%
Utilities	7.78%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$994.50	$6.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.95
Class B
Actual	$1,000.00	$990.90	$10.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.48	$10.74
Class C
Actual	$1,000.00	$990.80	$10.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.48	$10.74
Class F
Actual	$1,000.00	$995.00	$6.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.19
Class I
Actual	$1,000.00	$995.80	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74
Class P
Actual	$1,000.00	$993.90	$7.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.19	$8.01
Class R2
Actual	$1,000.00	$992.50	$8.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.49	$8.72
Class R3
Actual	$1,000.00	$993.70	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.04	$8.16
Class R4
Actual	$1,000.00	$993.80	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$7.05
Class R5
Actual	$1,000.00	$995.80	$5.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.46	$5.74
Class R6
Actual	$1,000.00	$997.00	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.77

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.37% for Class A, 2.12% for Classes B and C, 1.22% for Class F, 1.13% for Class I, 1.58% for Class P, 1.72% for Class R2, 1.61% for Class R3, 1.39% for Class R4, 1.13% for Class R5 and 0.94% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	14.64%
Consumer Staples	7.39%
Energy	4.55%
Financials	16.23%
Health Care	4.41%
Industrials	17.80%
Information Technology	13.15%
Sector*	%**
Materials	5.33%
Real Estate	7.99%
Telecommunication Services	1.29%
Utilities	3.29%
Repurchase Agreement	3.93%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 –
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,034.40	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84
Class B
Actual	$1,000.00	$1,030.40	$9.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.58	$9.63
Class C
Actual	$1,000.00	$1,030.40	$9.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.58	$9.63
Class F
Actual	$1,000.00	$1,035.40	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.08
Class I
Actual	$1,000.00	$1,035.40	$4.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class P
Actual	$1,000.00	$1,033.70	$6.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.85
Class R2
Actual	$1,000.00	$1,032.60	$7.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.61
Class R3
Actual	$1,000.00	$1,032.90	$7.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.10
Class R4
Actual	$1,000.00	$1,034.40	$5.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.84
Class R5
Actual	$1,000.00	$1,035.90	$4.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.57
Class R6
Actual	$1,000.00	$1,036.40	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.01

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.90% for Classes B and C, 1.00% for Class F, 0.90% for Class I, 1.35% for Class P, 1.50% for Class R2, 1.40% for Class R3, 1.15% for Class R4, 0.90% for Class R5 and 0.79% for Class R6) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	10.00%
Consumer Staples	1.99%
Energy	5.32%
Financials	16.63%
Health Care	11.13%
Industrials	12.78%
Information Technology	18.79%
Sector*	%**
Materials	7.59%
Real Estate	5.66%
Telecommunication Services	2.04%
Utilities	4.30%
Repurchase Agreement	3.77%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2016

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 100.16%

Lord Abbett Developing Growth Fund, Inc. – Class I*(b)	10,921,383	$217,117

Lord Abbett Securities Trust – International Opportunities Fund – Class I(c)	13,654,913	226,125

Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I*(c)	7,678,517	109,035

Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I*(c)	3,250,885	113,619

Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I*(c)	8,867,080	225,490
Investments	Shares	Fair Value (000)
Lord Abbett Securities Trust – Value Opportunities Fund – Class I*(c)	11,450,885	$224,666
Total Investments in Underlying Funds (cost $1,099,333,852)		1,116,052
Liabilities in Excess of Other Assets (0.16)%		(1,766)
Net Assets 100.00%		$1,114,286

(a)	Affiliated issuers (See Note 13).
*	Non-income producing security.
(b)	Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.
(c)	Fund investment objective is long-term capital appreciation.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,116,052	$–	$–	$1,116,052
Total	$1,116,052	$–	$–	$1,116,052

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

36	See Notes to Financial Statements.

Schedule of Investments

FUNDAMENTAL EQUITY FUND October 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.81%

Aerospace & Defense 3.17%
B/E Aerospace, Inc.	243,620	$14,500
General Dynamics Corp.	500,745	75,483
Total		89,983

Airlines 0.86%
Delta Air Lines, Inc.	581,248	24,279

Banks 13.42%
Bank of America Corp.	1,716,110	28,316
Citizens Financial Group, Inc.	2,928,903	77,147
East West Bancorp, Inc.	1,302,236	51,451
JPMorgan Chase & Co.	1,651,843	114,407
Signature Bank*	146,608	17,675
Webster Financial Corp.	1,193,223	48,206
Wells Fargo & Co.	945,651	43,510
Total		380,712

Beverages 2.82%
PepsiCo, Inc.	745,500	79,918

Biotechnology 0.31%
Celgene Corp.*	85,582	8,745

Capital Markets 2.41%
Invesco Ltd.	1,200,359	33,718
TD Ameritrade Holding Corp.	1,011,607	34,607
Total		68,325

Chemicals 3.79%
Dow Chemical Co. (The)	1,250,932	67,313
LyondellBasell Industries NV Class A	506,042	40,255
Total		107,568

Communications Equipment 1.84%
Cisco Systems, Inc.	1,701,948	52,216

Consumer Finance 1.26%
Discover Financial Services	635,913	35,821
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 2.64%
AT&T, Inc.	1,667,982	$61,365
Verizon Communications, Inc.	282,652	13,596
Total		74,961

Electric: Utilities 4.33%
Duke Energy Corp.	631,922	50,566
NextEra Energy, Inc.	565,251	72,352
Total		122,918

Energy Equipment & Services 1.97%
Halliburton Co.	1,212,591	55,779

Equity Real Estate Investment Trusts 2.19%
Boston Properties, Inc.	337,917	40,712
Vornado Realty Trust	230,400	21,377
Total		62,089

Food & Staples Retailing 0.76%
CVS Health Corp.	255,393	21,478

Food Products 2.43%
Mondelez International, Inc. Class A	1,536,953	69,071

Health Care Equipment & Supplies 2.48%
Abbott Laboratories	1,790,400	70,255

Health Care Providers & Services 1.86%
UnitedHealth Group, Inc.	372,607	52,660

Hotels, Restaurants & Leisure 0.74%
Yum! Brands, Inc.	242,323	20,908

Household Durables 1.18%
Lennar Corp. Class A	804,608	33,544

Household Products 1.02%
Colgate-Palmolive Co.	404,297	28,851

Industrial Conglomerates 2.57%
General Electric Co.	2,507,515	72,969

See Notes to Financial Statements.	37

Schedule of Investments (continued)

FUNDAMENTAL EQUITY FUND October 31, 2016

Investments	Shares	Fair Value (000)
Information Technology Services 1.09%
Fidelity National Information Services, Inc.	418,845	$30,961

Insurance 5.77%
Chubb Ltd. (Switzerland)(a)	775,221	98,453
Hartford Financial Services Group, Inc. (The)	1,481,466	65,347
Total		163,800

Life Sciences Tools & Services 0.29%
Thermo Fisher Scientific, Inc.	56,232	8,268
Machinery 3.33%
Caterpillar, Inc.	355,747	29,691
Dover Corp.	509,419	34,075
ITT, Inc.	868,965	30,605
Total		94,371

Media 2.21%
Comcast Corp. Class A	669,849	41,410
Time Warner, Inc.	239,760	21,336
Total		62,746

Oil, Gas & Consumable Fuels 9.90%
Devon Energy Corp.	967,393	36,654
EOG Resources, Inc.	759,821	68,703
Exxon Mobil Corp.	1,248,676	104,040
Occidental Petroleum Corp.	980,500	71,488
Total		280,885

Pharmaceuticals 8.92%
Allergan plc*	63,478	13,263
Johnson & Johnson	999,203	115,897
Merck & Co., Inc.	354,258	20,802
Pfizer, Inc.	3,255,400	103,229
Total		253,191

Road & Rail 1.53%
CSX Corp.	1,422,590	43,403
Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 5.57%
Intel Corp.	2,603,578	$90,787
Microchip Technology, Inc.	244,753	14,820
QUALCOMM, Inc.	764,923	52,565
Total		158,172

Software 1.06%
Microsoft Corp.	504,200	30,212

Specialty Retail 2.40%
Foot Locker, Inc.	437,224	29,193
L Brands, Inc.	537,370	38,793
Total		67,986

Technology Hardware, Storage & Peripheral 1.69%
Hewlett Packard Enterprise Co.	2,136,617	48,010
Total Common Stocks (cost $2,407,638,277)		2,775,055

	Principal Amount (000)
SHORT-TERM INVESTMENT 2.21%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $52,390,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $63,915,800; proceeds: $62,659,295 (cost $62,659,243)	$62,659	62,659
Total Investments in Securities 100.02% (cost $2,470,297,520)		2,837,714
Liabilities in Excess of Other Assets (0.02)%		(603)
Net Assets 100.00%		$2,837,111

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

38	See Notes to Financial Statements.

Schedule of Investments (concluded)

FUNDAMENTAL EQUITY FUND October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,775,055	$–	$–	$2,775,055
Repurchase Agreement	–	62,659	–	62,659
Total	$2,775,055	$62,659	$–	$2,837,714

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

See Notes to Financial Statements.	39

Schedule of Investments

GROWTH LEADERS FUND October 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 97.70%

Aerospace & Defense 1.66%
Lockheed Martin Corp.	46,749	$11,518
Raytheon Co.	173,542	23,708
Total		35,226

Air Freight & Logistics 1.29%
FedEx Corp.	156,564	27,292

Banks 0.50%
SVB Financial Group*	86,698	10,601
Beverages 2.68%
Constellation Brands, Inc. Class A	145,053	24,241
PepsiCo, Inc.	303,915	32,580
Total		56,821

Biotechnology 4.49%
Biogen, Inc.*	90,548	25,370
Celgene Corp.*	163,666	16,723
Exelixis, Inc.*	831,149	8,802
Incyte Corp.*	231,546	20,137
Regeneron Pharmaceuticals, Inc.*	14,424	4,977
TESARO, Inc.*	159,074	19,229
Total		95,238

Building Products 1.13%
A.O. Smith Corp.	531,208	23,995

Capital Markets 3.80%
E*TRADE Financial Corp.*	367,514	10,349
Intercontinental Exchange, Inc.	81,187	21,952
MarketAxess Holdings, Inc.	171,089	25,794
MSCI, Inc.	147,876	11,858
S&P Global, Inc.	87,525	10,665
Total		80,618
Investments	Shares	Fair Value (000)
Diversified Consumer Services 0.85%
New Oriental Education & Technology Group, Inc. ADR*	358,148	$17,954

Diversified Telecommunication Services 0.77%
Zayo Group Holdings, Inc.*	506,727	16,306

Electronic Equipment, Instruments & Components 0.70%
Trimble, Inc.*	532,779	14,726

Equity Real Estate Investment Trusts 1.03%
American Tower Corp.	94,807	11,110
Equinix, Inc.	30,115	10,760
Total		21,870

Food Products 0.75%
Blue Buffalo Pet Products, Inc.*	420,460	10,562
Kellogg Co.	72,199	5,424
Total		15,986

Health Care Equipment & Supplies 3.81%
Boston Scientific Corp.*	751,311	16,529
IDEXX Laboratories, Inc.*	113,864	12,199
Intuitive Surgical, Inc.*	51,109	34,349
ZELTIQ Aesthetics, Inc.*	531,652	17,598
Total		80,675

Health Care Providers & Services 1.05%
UnitedHealth Group, Inc.	157,382	22,243

Health Care Technology 1.55%
Veeva Systems, Inc. Class A*	844,073	32,792

Hotels, Restaurants & Leisure 2.46%
Dave & Buster’s Entertainment, Inc.*	396,131	16,380
Domino’s Pizza, Inc.	111,600	18,887
Vail Resorts, Inc.	105,872	16,880
Total		52,147

Household Products 0.99%
Colgate-Palmolive Co.	294,666	21,027

40	See Notes to Financial Statements.

Schedule of Investments (continued)

GROWTH LEADERS FUND October 31, 2016

Investments	Shares	Fair Value (000)
Information Technology Services 7.07%
Accenture plc Class A (Ireland)(a)	49,074	$5,704
Mastercard, Inc. Class A	308,536	33,020
PayPal Holdings, Inc.*	1,227,824	51,151
Visa, Inc. Class A	726,626	59,954
Total		149,829

Internet & Direct Marketing Retail 11.91%
Amazon.com, Inc.*	145,820	115,171
Etsy, Inc.*	1,120,822	14,548
Expedia, Inc.	193,846	25,051
Netflix, Inc.*	532,683	66,516
Priceline Group, Inc. (The)*	21,120	31,136
Total		252,422

Internet Software & Services 19.13%
2U, Inc.*	439,220	15,311
Alibaba Group Holding Ltd. ADR*	324,554	33,004
Alphabet, Inc. Class A*	151,028	122,318
Facebook, Inc. Class A*	859,126	112,537
GoDaddy, Inc. Class A*	507,653	18,169
GrubHub, Inc.*	542,084	20,659
MercadoLibre, Inc. (Argentina)(a)	127,718	21,458
NetEase, Inc. ADR	94,623	24,317
Shopify, Inc. Class A (Canada)*(a)	533,662	22,120
Shutterstock, Inc.*	263,562	15,547
Total		405,440

Life Sciences Tools & Services 0.29%
Pacific Biosciences of California, Inc.*	727,810	6,186

Machinery 1.36%
Middleby Corp. (The)*	93,999	10,538
Nordson Corp.	181,549	18,179
Total		28,717
Investments	Shares	Fair Value (000)
Media 1.59%
Comcast Corp. Class A	545,420	$33,718

Pharmaceuticals 0.69%
Bristol-Myers Squibb Co.	177,877	9,056
Johnson & Johnson	47,210	5,476
Total		14,532

Professional Services 1.01%
TransUnion*	347,320	10,850
WageWorks, Inc.*	179,262	10,568
Total		21,418

Road & Rail 1.13%
CSX Corp.	353,282	10,779
Kansas City Southern	150,511	13,209
Total		23,988

Semiconductors & Semiconductor Equipment 6.37%
Applied Materials, Inc.	957,572	27,846
Broadcom Ltd. (Singapore)(a)	192,107	32,712
Lam Research Corp.	161,730	15,665
NVIDIA Corp.	522,970	37,215
QUALCOMM, Inc.	314,885	21,639
Total		135,077

Software 12.89%
Adobe Systems, Inc.*	303,651	32,646
Atlassian Corp. plc Class A (Australia)*(a)	734,174	19,720
Ellie Mae, Inc.*	225,526	23,881
LINE Corp. ADR*	239,408	9,686
Microsoft Corp.	1,596,252	95,647
Paycom Software, Inc.*	350,948	18,155
Paylocity Holding Corp.*	363,859	15,824
ServiceNow, Inc.*	204,136	17,946
Ultimate Software Group, Inc. (The)*	53,866	11,365
Workday, Inc. Class A*	186,899	16,200
Zendesk, Inc.*	459,455	12,079
Total		273,149

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

GROWTH LEADERS FUND October 31, 2016

Investments	Shares	Fair Value (000)
Specialty Retail 1.29%
Home Depot, Inc. (The)	42,973	$5,243
TJX Cos., Inc. (The)	73,643	5,431
Ulta Salon, Cosmetics & Fragrance, Inc.*	68,318	16,625
Total		27,299

Technology Hardware, Storage & Peripherals 2.96%
Apple, Inc.	552,108	62,686

Trading Companies & Distributors 0.50%
Beacon Roofing Supply, Inc.*	254,048	10,680
Total Common Stocks (cost $1,933,576,675)		2,070,658
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 4.37%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $77,415,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $94,446,300; proceeds: $92,589,922 (cost $92,589,845)	$92,590	$92,590
Total Investments in Securities 102.07% (cost $2,026,166,520)		2,163,248
Liabilities in Excess of Cash and Other Assets (2.07)%		(43,856)
Net Assets 100.00%		$2,119,392

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,070,658	$–	$–	$2,070,658
Repurchase Agreement	–	92,590	–	92,590
Total	$2,070,658	$92,590	$–	$2,163,248

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

42	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 99.17%

Australia 2.68%

Commercial Services & Supplies 0.42%
Downer EDI Ltd.	522,085	$2,315

Construction Materials 0.37%
CSR Ltd.	717,488	1,998

Metals & Mining 1.89%
BlueScope Steel Ltd.	589,940	3,500
Fortescue Metals Group Ltd.	416,022	1,741
South32 Ltd.	2,612,646	5,108
		10,349
Total Australia		14,662

Austria 1.69%

Banks
Erste Group Bank AG*	295,168	9,270

Belgium 3.13%

Beverages 2.61%
Anheuser-Busch InBev SA	124,699	14,312

Chemicals 0.52%
Solvay SA	24,498	2,811
Total Belgium		17,123

Canada 0.92%

Electric: Utilities
Emera, Inc.	41,100	1,434
Fortis, Inc.	110,200	3,627
		5,061
China 1.60%

Internet Software & Services
Alibaba Group Holding
Ltd. ADR*	28,558	2,904
Tencent Holdings Ltd.	220,200	5,843
		8,747
Investments	Shares	U.S. $ Fair Value (000)
Denmark 1.21%

Banks
Danske Bank A/S	215,423	$6,651

Finland 1.06%

Paper & Forest Products
Stora Enso OYJ R Shares	133,627	1,264
UPM-Kymmene OYJ	193,899	4,512
		5,776

France 9.59%

Aerospace & Defense 0.77%
Thales SA	16,963	1,597
Zodiac Aerospace	106,434	2,590
		4,187

Auto Components 1.15%
Valeo SA	109,437	6,307

Banks 1.63%
BNP Paribas SA	153,820	8,922

Construction & Engineering 1.29%
Vinci SA	97,499	7,062

Diversified Telecommunication Services 1.28%
Orange SA	445,593	7,019

Food Products 1.88%
Danone SA	148,833	10,306

Information Technology Services 0.58%
Atos SE	30,774	3,197

Media 0.43%
Publicis Groupe SA	34,043	2,336

Oil, Gas & Consumable Fuels 0.58%
Total SA	66,157	3,175
Total France		52,511

See Notes to Financial Statements.	43

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
Germany 6.87%

Health Care Providers & Services 0.75%
Fresenius Medical Care
AG & Co. KGaA	50,697	$4,130

Hotels, Restaurants & Leisure 0.91%
TUI AG	392,227	4,978

Industrial Conglomerates 2.07%
Siemens AG Registered
Shares	99,558	11,306

Insurance 1.33%
Allianz SE Registered Shares	31,032	4,837
Muenchener
Rueckversicherungs-
Gesellschaft AG in Muenchen
Registered Shares	12,700	2,462
		7,299

Life Sciences Tools & Services 0.38%
MorphoSys AG*	47,062	2,084

Semiconductors & Semiconductor Equipment 0.55%
Infineon Technologies AG	166,829	2,995

Software 0.88%
SAP SE	54,947	4,840
Total Germany		37,632

Hong Kong 2.07%

Equity Real Estate Investment Trusts 1.23%
Link REIT	943,500	6,728

Real Estate Management & Development 0.84%
Cheung Kong Property
Holdings Ltd.	621,000	4,600
Total Hong Kong		11,328

India 0.62%

Banks
ICICI Bank Ltd. ADR	409,223	3,392
Investments	Shares	U.S. $ Fair Value (000)
Israel 0.31%

Pharmaceuticals
Teva Pharmaceutical
Industries Ltd. ADR	39,695	$1,697

Italy 1.99%

Banks 1.29%
Intesa Sanpaolo SpA	1,278,935	2,962
Unione di Banche
Italiane SpA	1,495,315	4,124
		7,086

Electric: Utilities 0.70%
Enel SpA	884,051	3,804
Total Italy		10,890

Japan 27.57%

Airlines 1.10%
Japan Airlines Co., Ltd.	204,600	6,040

Auto Components 0.38%
Unipres Corp.	109,200	2,104

Automobiles 4.61%
Fuji Heavy Industries Ltd.	173,100	6,758
Honda Motor Co., Ltd.	240,200	7,201
Mazda Motor Corp.	249,200	4,105
Toyota Motor Corp.	124,300	7,205
		25,269

Banks 4.82%
Mitsubishi UFJ Financial
Group, Inc.	2,489,600	12,929
Sumitomo Mitsui Financial
Group, Inc.	307,500	10,711
Sumitomo Mitsui Trust
Holdings, Inc.	81,000	2,742
		26,382

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Chemicals 2.70%
Asahi Kasei Corp.	521,486	$4,713
Mitsubishi Chemical
Holdings Corp.	1,179,900	7,775
Teijin Ltd.	117,200	2,272
		14,760

Construction & Engineering 1.58%
Obayashi Corp.	242,800	2,345
Shimizu Corp.	415,000	3,696
Taisei Corp.	350,000	2,630
		8,671

Diversified Financial Services 1.13%
ORIX Corp.	390,300	6,199

Electronic Equipment, Instruments &
Components 0.85%
Hitachi Ltd.	872,000	4,650

Household Durables 0.49%
Sony Corp.	84,400	2,705

Information Technology Services 0.88%
Fujitsu Ltd.	807,000	4,795

Insurance 1.30%
T&D Holdings, Inc.	267,300	3,240
Tokio Marine Holdings, Inc.	97,600	3,861
		7,101

Machinery 0.51%
FANUC Corp.	15,000	2,815

Media 0.46%
Dentsu, Inc.	50,700	2,533

Metals & Mining 0.59%
JFE Holdings, Inc.	168,800	2,425
Nippon Steel & Sumitomo
Metal Corp.	41,000	813
		3,238
Investments	Shares	U.S. $ Fair Value (000)
Oil, Gas & Consumable Fuels 0.23%
JX Holdings, Inc.	319,200	$1,266

Real Estate Management & Development 0.76%
Daito Trust Construction
Co., Ltd.	24,800	4,156

Road & Rail 1.03%
Central Japan Railway Co.	15,300	2,607
Kyushu Railway Co.*	102,300	3,014
		5,621
Software 0.68%
Nintendo Co., Ltd.	15,300	3,712

Technology Hardware, Storage & Peripherals 0.33%
NEC Corp.	667,000	1,787

Trading Companies & Distributors 0.94%
Mitsubishi Corp.	235,300	5,140

Wireless Telecommunication Services 2.20%
NTT DOCOMO, Inc.	172,900	4,353
SoftBank Group Corp.	122,500	7,712
		12,065
Total Japan		151,009

Mexico 0.10%

Consumer Finance
Gentera SAB de CV	275,815	544

Netherlands 4.30%

Banks 0.87%
ING Groep NV	360,906	4,752

Insurance 0.93%
NN Group NV	168,808	5,087

Oil, Gas & Consumable Fuels 2.50%
Royal Dutch Shell plc
B Shares	528,697	13,687
Total Netherlands		23,526

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
New Zealand 0.34%

Construction Materials
Fletcher Building Ltd.	253,118	$1,877

Norway 0.14%

Metals & Mining
Norsk Hydro ASA	167,482	749

Philippines 0.32%

Diversified Financial Services
Metro Pacific
Investments Corp.	11,852,800	1,765

Portugal 0.37%

Electric: Utilities
EDP–Energias de
Portugal SA	607,065	2,007

Singapore 1.05%

Equity Real Estate Investment Trusts 0.49%
Ascendas Real Estate
Investment Trust	1,574,200	2,682

Transportation Infrastructure 0.56%
Hutchison Port Holdings
Trust Unit	6,910,500	3,075
Total Singapore		5,757

South Africa 0.36%

Oil, Gas & Consumable Fuels
Sasol Ltd.	70,466	1,957

South Korea 1.47%

Biotechnology 0.48%
Celltrion, Inc.*	28,329	2,629

Technology Hardware, Storage & Peripherals 0.99%
Samsung Electronics Co., Ltd. 3,786		5,423
Total South Korea		8,052
Investments	Shares	U.S. $ Fair Value (000)
Spain 4.08%

Banks 1.04%
Banco Bilbao Vizcaya
Argentaria SA	788,497	$5,694

Construction & Engineering 0.90%
Obrascon Huarte Lain SA	467,326	1,879
Sacyr SA	1,339,394	3,063
		4,942

Oil, Gas & Consumable Fuels 1.53%
Repsol SA	598,082	8,381

Specialty Retail 0.61%
Industria de Diseno Textil SA	95,789	3,348
Total Spain		22,365

Sweden 1.82%

Banks 0.49%
Swedbank AB A Shares	114,804	2,690

Machinery 0.56%
Volvo AB B Shares	287,293	3,085

Real Estate Management & Development 0.77%
Castellum AB	310,741	4,211
Total Sweden		9,986

Switzerland 6.96%

Food Products 2.64%
Nestle SA Registered Shares	199,536	14,468

Insurance 0.89%
Swiss Life Holding AG
Registered Shares*	13,516	3,578
Swiss Re AG	14,091	1,309
		4,887

Pharmaceuticals 3.43%
Novartis AG Registered
Shares	58,221	4,142
Roche Holding AG	63,541	14,608
		18,750
Total Switzerland		38,105

46	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
Taiwan 0.58%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor
Manufacturing Co., Ltd.	534,000	$3,190

United Kingdom 14.92%

Aerospace & Defense 0.75%
BAE Systems plc	620,588	4,121

Air Freight & Logistics 0.41%
Royal Mail plc	371,609	2,233

Auto Components 1.44%
GKN plc	2,018,659	7,887

Banks 0.42%
HSBC Holdings plc	301,751	2,276

Hotels, Restaurants & Leisure 1.04%
Compass Group plc	200,113	3,628
Merlin Entertainments plc†	371,150	2,093
		5,721

Insurance 0.58%
Direct Line Insurance
Group plc	745,622	3,159

Metals & Mining 0.59%
Anglo American plc*	231,921	3,210

Personal Products 1.46%
Unilever NV CVA	190,690	7,992

Pharmaceuticals 2.68%
AstraZeneca plc	41,062	2,306
GlaxoSmithKline plc	624,508	12,372
		14,678

Professional Services 0.17%
RELX plc	52,284	935

Tobacco 2.88%
British American Tobacco plc	251,204	14,425
Imperial Brands plc	28,386	1,374
		15,799
Investments	Shares	U.S. $ Fair Value (000)
Trading Companies & Distributors 1.50%
Ashtead Group plc	526,648	$8,238

Wireless Telecommunication Services 1.00%
Vodafone Group plc	1,990,090	5,476
Total United Kingdom		81,725

United States 1.05%

Biotechnology
Shire plc	101,199	5,760
Total Common Stocks (cost $528,550,574)		543,114

	Principal Amount (000)
SHORT-TERM INVESTMENT 0.51%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $2,330,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $2,842,600; proceeds: $2,781,651 (cost $2,781,649)	$2,782	2,782
Total Investments in Securities 99.68% (cost $531,332,223)		545,896
Foreign Cash and Other Assets in Excess of Liabilities(a) 0.32%		1,746
Net Assets 100.00%		$547,642

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	47

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

Open Forward Foreign Currency Exchange Contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Goldman Sachs	2/6/2017	4,070,000	$4,980,482	$4,992,798	$12,316
British pound	Buy	State Street Bank and Trust	2/6/2017	2,000,000	2,447,135	2,453,463	6,328
euro	Buy	State Street Bank and Trust	2/17/2017	2,600,000	2,858,222	2,868,423	10,201
Swiss franc	Buy	Goldman Sachs	2/21/2017	7,765,000	7,892,077	7,899,059	6,982
British pound	Sell	Morgan Stanley	1/19/2017	3,130,000	4,176,070	3,838,346	337,724
British pound	Sell	State Street Bank and Trust	2/6/2017	2,350,000	2,932,611	2,882,819	49,792
Canadian dollar	Sell	Standard Chartered Bank	12/15/2016	12,263,000	9,462,051	9,145,582	316,469
euro	Sell	Bank of America	2/17/2017	6,500,000	7,206,732	7,171,057	35,675
Japanese yen	Sell	Morgan Stanley	2/21/2017	130,260,000	1,252,517	1,247,998	4,519
South Korean won	Sell	J.P. Morgan	2/27/2017	4,940,000,000	4,378,113	4,316,742	61,371
Swedish krona	Sell	State Street Bank and Trust	12/15/2016	17,040,000	2,015,448	1,890,590	124,858
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$966,235

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	State Street Bank and Trust	2/21/2017	31,650,000	$24,213,358	$24,012,442	$(200,916)
British pound	Buy	Bank of America	2/6/2017	2,350,000	2,999,784	2,882,819	(116,965)
British pound	Buy	State Street Bank and Trust	1/19/2017	3,130,000	4,100,851	3,838,346	(262,505)
Canadian dollar	Buy	Bank of America	12/15/2016	3,075,000	2,350,587	2,293,294	(57,293)
Canadian dollar	Buy	Goldman Sachs	12/15/2016	3,700,000	2,839,096	2,759,411	(79,685)
Danish krone	Buy	Morgan Stanley	2/17/2017	13,166,674	1,962,222	1,953,227	(8,995)
Swedish krona	Buy	State Street Bank and Trust	12/15/2016	51,330,000	6,123,959	5,695,069	(428,890)
Swiss franc	Buy	State Street Bank and Trust	12/19/2016	4,620,000	4,770,421	4,681,414	(89,007)
British pound	Sell	State Street Bank and Trust	2/6/2017	4,070,000	4,966,121	4,992,798	(26,677)
euro	Sell	State Street Bank and Trust	2/17/2017	680,000	745,320	750,203	(4,883)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,275,816)

48	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$543,114	$–	$–	$543,114
Repurchase Agreement	–	2,782	–	2,782
Total	$543,114	$2,782	$–	$545,896
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$966	$–	$966
Liabilities	–	(1,276)	–	(1,276)
Total	$–	$(310)	$–	$(310)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

See Notes to Financial Statements.	49

Schedule of Investments

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
LONG-TERM INVESTMENTS 98.02%

COMMON STOCKS 96.39%

Australia 5.86%

Banks 1.63%
National Australia Bank Ltd.	1,025,634	$21,846

Commercial Services & Supplies 0.46%
Spotless Group Holdings Ltd.	8,223,461	6,256
Electric: Utilities 0.30%
AusNet Services	3,492,506	3,985

Equity Real Estate Investment Trusts 1.43%
Mirvac Group	12,056,086	19,167

Metals & Mining 1.56%
BHP Billiton Ltd.	1,190,482	20,892

Personal Products 0.48%
Asaleo Care Ltd.	5,812,074	6,455
Total Australia		78,601

Belgium 2.33%

Air Freight & Logistics 1.32%
bpost SA	662,789	17,633

Beverages 1.01%
Anheuser-Busch InBev SA	118,391	13,587
Total Belgium		31,220

Brazil 1.37%

Independent Power & Renewable Electricity Producers
AES Tiete Energia SA Unit	3,546,118	18,375

Canada 6.81%

Oil, Gas & Consumable Fuels
ARC Resources Ltd.	958,000	16,263
Crescent Point Energy Corp.	1,069,052	12,729
		U.S. $
		Fair Value
Investments	Shares	(000)
Pembina Pipeline Corp.	637,200	$19,577
TransCanada Corp.	436,100	19,742
Whitecap Resources, Inc.	2,876,800	22,992
		91,303

China 2.37%

Banks 1.69%
Bank of China Ltd. H Shares	50,662,000	22,733

Real Estate Management & Development 0.68%
Longfor Properties Co., Ltd.	6,849,800	9,097
Total China		31,830

Denmark 1.09%

Diversified Telecommunication Services
TDC A/S*	2,646,384	14,603

France 6.84%

Banks 1.70%
BNP Paribas SA	392,624	22,774

Diversified Telecommunication Services 1.63%
Orange SA	1,388,848	21,878

Insurance 1.55%
AXA SA	923,307	20,814

Media 1.28%
Vivendi SA	848,803	17,163

Oil, Gas & Consumable Fuels 0.68%
Total SA ADR	192,485	9,189
Total France		91,818

Germany 6.88%

Chemicals 1.76%
BASF SE	268,689	23,685

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
Germany (continued)

Diversified Telecommunication Services 0.79%
Deutsche Telekom AG Registered Shares	649,765	$10,588

Hotels, Restaurants & Leisure 0.82%
TUI AG	866,932	11,004

Industrial Conglomerates 1.41%
Siemens AG Registered Shares	166,399	18,897

Insurance 2.10%
Allianz SE Registered Shares	180,617	28,155
Total Germany		92,329

Hong Kong 6.17%

Commercial Services & Supplies 1.03%
China Everbright International Ltd.	11,542,000	13,841

Communications Equipment 1.14%
VTech Holdings Ltd.	1,251,300	15,360

Construction & Engineering 0.82%
China State Construction International Holdings Ltd. 7,516,000		10,990

Equity Real Estate Investment Trusts 1.36%
Link REIT	2,560,500	18,257

Industrial Conglomerates 0.92%
CK Hutchison Holdings Ltd.	995,900	12,321

Real Estate Management & Development 0.90%
Hysan Development Co., Ltd.	2,614,000	12,066
Total Hong Kong		82,835

India 1.47%

Thrifts & Mortgage Finance
Indiabulls Housing Finance Ltd.	1,555,201	19,751
Investments	Shares	U.S. $ Fair Value (000)
Indonesia 0.84%

Banks
PT Bank Negara Indonesia (Persero) Tbk	26,409,300	$11,284

Israel 0.98%

Diversified Telecommunication Services
Bezeq The Israeli Telecommunication Corp., Ltd.	7,243,067	13,160
Italy 0.78%

Gas Utilities
Snam SpA	1,985,819	10,468

Japan 4.00%

Automobiles 1.39%
Nissan Motor Co., Ltd.	1,831,200	18,658

Banks 1.49%
Sumitomo Mitsui Financial Group, Inc.	572,500	19,942

Real Estate Management & Development 1.12%
Nomura Real Estate Holdings, Inc.	887,100	15,032
Total Japan		53,632

Macau 1.83%

Hotels, Restaurants & Leisure
Sands China Ltd.	5,640,400	24,545

Netherlands 2.93%

Insurance 1.29%
NN Group NV	573,119	17,270

Oil, Gas & Consumable Fuels 1.64%
Royal Dutch Shell plc Class A ADR	443,557	22,093
Total Netherlands		39,363

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
New Zealand 3.41%

Airlines 0.64%
Air New Zealand Ltd.	6,223,231	$8,589

Construction Materials 0.92%
Fletcher Building Ltd.	1,660,336	12,312

Diversified Telecommunication Services 1.85%
Spark New Zealand Ltd.	9,501,339	24,868
Total New Zealand		45,769

Portugal 1.20%

Oil, Gas & Consumable Fuels
Galp Energia SGPS SA	1,185,683	16,075

Russia 1.83%

Oil, Gas & Consumable Fuels
Lukoil PJSC ADR	503,834	24,562

Singapore 0.58%

Equity Real Estate Investment Trusts
Ascendas Real Estate Investment Trust	4,591,700	7,822

South Africa 2.03%

Banks 1.11%
Barclays Africa Group Ltd.	1,283,447	14,883

Capital Markets 0.92%
Coronation Fund Managers Ltd.	2,295,677	12,349
Total South Africa		27,232

South Korea 2.94%

Technology Hardware, Storage & Peripherals 1.32%
Samsung Electronics Co., Ltd. 12,343		17,680

Wireless Telecommunication Services 1.62%
SK Telecom Co., Ltd.	111,591	21,796
Total South Korea		39,476
Investments	Shares	U.S. $ Fair Value (000)
Spain 4.53%

Banks 1.23%
Banco Bilbao Vizcaya Argentaria SA	2,288,429	$16,525

Capital Markets 1.33%
Bolsas y Mercados Espanoles, SHMFS, SA	587,504	17,781

Gas Utilities 1.97%
Enagas SA	922,090	26,469
Total Spain		60,775

Sweden 0.87%

Machinery
Volvo AB B Shares	1,080,373	11,603

Switzerland 3.02%

Food Products 1.51%
Nestle SA Registered Shares	278,421	20,188

Pharmaceuticals 1.51%
Roche Holding AG	88,183	20,273
Total Switzerland		40,461

Taiwan 1.85%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd.	4,146,000	24,765

Turkey 0.78%

Automobiles
Tofas Turk Otomobil Fabrikasi AS	1,390,000	10,467

United Kingdom 20.80%

Aerospace & Defense 1.43%
BAE Systems plc	2,892,746	19,208

Banks 1.67%
HSBC Holdings plc	2,971,165	22,409

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Beverages 1.32%
Coca-Cola European Partners plc	459,823	$17,730

Capital Markets 1.74%
Aberdeen Asset Management plc	2,802,921	10,985
Jupiter Fund Management plc	2,341,380	12,372
		23,357
Electric: Utilities 1.37%
SSE plc	944,920	18,401

Equity Real Estate Investment Trusts 0.76%
British Land Co. plc (The)	1,428,579	10,238

Household Durables 0.64%
Berkeley Group Holdings plc	299,198	8,639

Insurance 1.31%
Lancashire Holdings Ltd.	1,222,029	10,426
Prudential plc	434,004	7,089
		17,515

Metals & Mining 2.29%
Rio Tinto plc ADR	879,983	30,667

Multi-Utilities 1.84%
National Grid plc	1,891,713	24,660

Oil, Gas & Consumable Fuels 1.01%
BP plc	2,300,233	13,619

Pharmaceuticals 2.65%
AstraZeneca plc	226,394	12,714
GlaxoSmithKline plc	1,149,910	22,780
		35,494

Tobacco 1.59%
Imperial Brands plc	440,087	21,307
Investments	Shares	U.S. $ Fair Value (000)
Wireless Telecommunication Services 1.18%
Vodafone Group plc	5,756,318	$15,839
Total United Kingdom		279,083
Total Common Stocks (cost $1,332,752,375)		1,293,207

	Principal Amount
CORPORATE BOND 1.63%

Spain

Banks
Banco Popular Espanol SA(a) (cost $27,082,222)	$19,000,000	21,822
Total Investments in Long-Term Securities 98.02% (cost $1,359,834,597)		1,315,029
Foreign Cash and Other Assets in Excess of Liabilities(b) 1.98%		26,573
Net Assets 100.00%		$1,341,602

ADR	American Depositary Receipt.
Unit	More than one class of securities traded together.
*	Non-income producing security.
(a)	The security has an interest rate of 11.50%, is perpetual in nature and has no stated maturity.
(b)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	53

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Open Forward Foreign Currency Exchange Contracts at October 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	J.P. Morgan	2/21/2017	6,500,000	$4,922,862	$4,931,465	$ 8,603
British pound	Buy	Bank of America	2/6/2017	2,530,000	3,094,582	3,103,631	9,049
British pound	Buy	Barclays Bank plc	2/6/2017	1,960,000	2,401,606	2,404,394	2,788
British pound	Buy	Goldman Sachs	2/6/2017	1,370,000	1,676,477	1,680,622	4,145
British pound	Buy	Morgan Stanley	2/6/2017	2,750,000	3,372,251	3,373,512	1,261
British pound	Buy	State Street Bank and Trust	2/6/2017	3,760,000	4,600,614	4,612,511	11,897
New Zealand dollar	Buy	J.P. Morgan	11/30/2016	6,080,000	4,341,750	4,342,811	1,061
South African rand	Buy	Barclays Bank plc	11/25/2016	415,000,000	28,429,058	30,637,833	2,208,775
Swiss franc	Buy	State Street Bank and Trust	2/21/2017	4,900,000	4,958,343	4,984,596	26,253
British pound	Sell	Standard Chartered Bank	2/6/2017	34,850,000	44,608,418	42,751,598	1,856,820
British pound	Sell	State Street Bank and Trust	2/6/2017	25,300,000	31,307,485	31,036,311	271,174
euro	Sell	Bank of America	2/17/2017	14,950,000	16,575,484	16,493,430	82,054
euro	Sell	Citibank	2/17/2017	12,120,000	13,455,612	13,371,263	84,349
euro	Sell	Morgan Stanley	2/17/2017	3,635,000	4,108,527	4,010,276	98,251
euro	Sell	Standard Chartered Bank	2/17/2017	10,450,000	11,782,772	11,528,852	253,920
Israeli new shekel	Sell	Citibank	2/21/2017	29,720,000	7,792,783	7,769,985	22,798
Japanese yen	Sell	Goldman Sachs	2/21/2017	4,675,000,000	45,159,309	44,790,352	368,957
New Zealand dollar	Sell	Goldman Sachs	11/30/2016	20,800,000	14,927,399	14,856,985	70,414
New Zealand dollar	Sell	Goldman Sachs	11/30/2016	4,200,000	3,003,642	2,999,968	3,674
South Korean won	Sell	Bank of America	2/27/2017	6,400,000,000	5,751,361	5,592,541	158,820
South Korean won	Sell	J.P. Morgan	2/27/2017	19,500,000,000	17,282,025	17,039,773	242,252
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$5,787,315

54	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	State Street Bank and Trust	2/21/2017	143,150,000	$109,514,760	$108,606,037	$ (908,723)
British pound	Buy	Bank of America	2/6/2017	3,540,000	4,518,824	4,342,630	(176,194)
British pound	Buy	J.P. Morgan	2/6/2017	5,000,000	6,190,956	6,133,658	(57,298)
British pound	Buy	J.P. Morgan	2/6/2017	6,430,000	7,905,854	7,887,884	(17,970)
British pound	Buy	State Street Bank and Trust	2/6/2017	1,380,000	1,722,129	1,692,890	(29,239)
British pound	Buy	State Street Bank and Trust	2/6/2017	1,360,000	1,677,128	1,668,355	(8,773)
Canadian dollar	Buy	Goldman Sachs	2/21/2017	4,520,000	3,373,457	3,373,099	(358)
Canadian dollar	Buy	Standard Chartered Bank	2/21/2017	78,230,000	59,829,498	58,379,985	(1,449,513)
New Zealand dollar	Buy	State Street Bank and Trust	11/30/2016	810,000	582,016	578,565	(3,451)
Norwegian krone	Buy	Standard Chartered Bank	2/6/2017	104,400,000	13,085,010	12,639,451	(445,559)
Swedish krona	Buy	Goldman Sachs	12/15/2016	38,400,000	4,499,040	4,260,484	(238,556)
British pound	Sell	J.P. Morgan	2/6/2017	3,450,000	4,229,316	4,232,224	(2,908)
euro	Sell	J.P. Morgan	2/17/2017	5,070,000	5,589,422	5,593,424	(4,002)
euro	Sell	Morgan Stanley	2/17/2017	2,460,000	2,686,545	2,713,969	(27,424)
euro	Sell	State Street Bank and Trust	2/17/2017	3,870,000	4,254,353	4,269,537	(15,184)
euro	Sell	State Street Bank and Trust	2/17/2017	5,440,000	5,945,953	6,001,623	(55,670)
euro	Sell	State Street Bank and Trust	2/17/2017	5,160,000	5,642,078	5,692,716	(50,638)
euro	Sell	State Street Bank and Trust	2/17/2017	11,570,000	12,681,407	12,764,481	(83,074)
New Zealand dollar	Sell	Standard Chartered Bank	11/30/2016	13,600,000	9,510,426	9,714,182	(203,756)
South African rand	Sell	Bank of America	11/25/2016	17,750,000	1,266,091	1,310,413	(44,322)
South African rand	Sell	Bank of America	11/25/2016	32,000,000	2,267,714	2,362,435	(94,721)
South African rand	Sell	Barclays Bank plc	11/25/2016	26,300,000	1,882,137	1,941,627	(59,490)
South African rand	Sell	Citibank	11/25/2016	13,000,000	938,995	959,739	(20,744)
South African rand	Sell	Citibank	11/25/2016	39,000,000	2,790,697	2,879,218	(88,521)
South African rand	Sell	Deutsche Bank AG	11/25/2016	40,500,000	2,975,553	2,989,957	(14,404)
South African rand	Sell	Goldman Sachs	11/25/2016	40,000,000	2,798,691	2,953,044	(154,353)
South African rand	Sell	J.P. Morgan	11/25/2016	43,200,000	2,923,795	3,189,288	(265,493)
South African rand	Sell	J.P. Morgan	11/25/2016	45,000,000	3,200,438	3,322,175	(121,737)
Swiss franc	Sell	Barclays Bank plc	2/21/2017	19,300,000	19,610,648	19,633,204	(22,556)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(4,664,631)

See Notes to Financial Statements.	55

Schedule of Investments (concluded)

INTERNATIONAL DIVIDEND INCOME FUND October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,293,207	$–	$–	$1,293,207
Corporate Bond	–	21,822	–	21,822
Total	$1,293,207	$21,822	$–	$1,315,029
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$5,787	$–	$5,787
Liabilities	–	(4,665)	–	(4,665)
Total	$–	$1,122	$–	$1,122

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

56	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Common Stocks 95.53%

Australia 3.27%

Beverages 0.41%
Treasury Wine Estates Ltd.	279,647	$2,285

Commercial Services & Supplies 0.65%
Spotless Group
Holdings Ltd.	4,850,989	3,690

Electric: Utilities 1.23%
AusNet Services	6,107,731	6,969

Equity Real Estate Investment Trusts 0.49%
Charter Hall Group	775,549	2,773

Hotels, Restaurants & Leisure 0.49%
Mantra Group Ltd.	1,104,502	2,764
Total Australia		18,481

Austria 0.32%

Semiconductors & Semiconductor Equipment
ams AG	65,413	1,834

Canada 6.26%

Electric: Utilities 1.27%
Emera, Inc.	205,200	7,157

Metals & Mining 0.61%
HudBay Minerals, Inc.	819,966	3,454

Oil, Gas & Consumable Fuels 3.56%
Africa Oil Corp.*	2,459,549	3,570
Canacol Energy Ltd.*	1,720,000	5,309
Vermilion Energy, Inc.	140,000	5,490
Whitecap Resources, Inc.	722,500	5,774
		20,143

Paper & Forest Products 0.82%
Interfor Corp.*	414,209	4,635
Total Canada		35,389
		U.S. $
		Fair Value
Investments	Shares	(000)
Finland 2.27%

Leisure Product 1.06%
Amer Sports OYJ	220,514	$6,003

Trading Companies & Distributors 1.21%
Cramo OYJ	260,665	6,853
Total Finland		12,856

France 5.36%

Health Care Providers & Services 0.77%
Korian SA	141,011	4,320

Hotels, Restaurants & Leisure 1.02%
Elior Group†	257,043	5,772

Information Technology Services 1.50%
Altran Technologies SA*	595,394	8,497

Life Sciences Tools & Services 0.17%
Genfit*	51,980	973

Real Estate Management & Development 1.12%
Nexity SA*	126,475	6,351

Specialty Retail 0.78%
Maisons du Monde SA*†	155,660	4,391
Total France		30,304

Germany 4.49%

Industrial Conglomerates 1.34%
Rheinmetall AG	109,419	7,580

Internet Software & Services 1.14%
XING AG	31,514	6,416

Life Sciences Tools & Services 1.57%
Gerresheimer AG	92,565	6,982
MorphoSys AG*	43,213	1,913
		8,895

Machinery 0.44%
Deutz AG	507,114	2,505
Total Germany		25,396

See Notes to Financial Statements.	57

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Hong Kong 2.87%

Communications Equipment 0.74%
VTech Holdings Ltd.	341,800	$4,196

Diversified Telecommunication Services 0.66%
HKBN Ltd.	3,168,706	3,738

Energy Equipment & Services 0.27%
Hilong Holding Ltd.	6,298,900	1,511

Household Durables 0.44%
Techtronic Industries Co., Ltd.	665,000	2,504

Paper & Forest Products 0.76%
Lee & Man Paper Manufacturing Ltd.	5,715,000	4,296
Total Hong Kong		16,245

India 4.16%

Banks 1.41%
RBL Bank Ltd.*†	1,360,766	7,958

Information Technology Services 0.64%
Vakrangee Ltd.	964,165	3,640

Real Estate Management & Development 0.66%
Housing Development & Infrastructure Ltd.*	3,007,627	3,728

Thrifts & Mortgage Finance 1.45%
Dewan Housing Finance Corp., Ltd.	1,659,574	8,199
Total India		23,525

Indonesia 2.51%

Banks 1.27%
Bank Tabungan Negara
Persero Tbk PT	48,869,804	7,153

Consumer Finance 0.18%
PT Clipan Finance Indonesia Tbk*	52,233,850	1,001
		U.S. $
		Fair Value
Investments	Shares	(000)
Real Estate Management & Development 1.06%
Pakuwon Jati Tbk PT	60,624,000	$3,345
Summarecon Agung Tbk PT	21,102,100	2,669
		6,014
Total Indonesia		14,168

Ireland 4.75%

Beverages 0.46%
C&C Group plc	673,767	2,611

Equity Real Estate Investment Trusts 0.89%
Hibernia REIT plc	3,584,919	5,049

Food Products 0.49%
Greencore Group plc	680,438	2,748

Health Care Providers & Services 1.39%
UDG Healthcare plc	981,671	7,852

Household Durables 1.52%
Cairn Homes plc*	6,629,700	8,570
Total Ireland		26,830

Israel 1.49%

Chemicals
Frutarom Industries Ltd.	159,037	8,416

Italy 5.16%

Beverages 1.25%
Davide Campari-Milano SpA	700,792	7,058

Capital Markets 1.13%
Anima Holding SpA†	1,313,093	6,397

Electrical Equipment 1.00%
Prysmian SpA	226,605	5,639

Textiles, Apparel & Luxury Goods 1.78%
Brunello Cucinelli SpA	227,243	4,501
Moncler SpA	335,208	5,582
		10,083
Total Italy		29,177

58	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Japan 23.20%

Banks 2.28%
Fukuoka Financial Group, Inc.	1,540,000	$6,681
Shinsei Bank Ltd.	3,822,000	6,196
		12,877

Beverages 0.52%
Coca-Cola East Japan Co., Ltd.	134,400	2,968

Construction & Engineering 1.01%
SHO-BOND Holdings Co., Ltd.	117,800	5,695

Containers & Packaging 0.67%
Fuji Seal International, Inc.	92,300	3,815

Electronic Equipment, Instruments & Components 1.05%
Hitachi High-Technologies Corp.	141,800	5,929

Equity Real Estate Investment Trusts 1.79%
GLP J-Reit	4,526	5,675
Hulic Reit, Inc.	2,531	4,436
		10,111

Food & Staples Retailing 1.12%
Sundrug Co., Ltd.	80,300	6,333

Food Products 1.04%
Nichirei Corp.	267,300	5,860

Hotels, Restaurants & Leisure 2.02%
HIS Co., Ltd.	92,600	2,532
Resorttrust, Inc.	173,900	3,484
St. Marc Holdings Co., Ltd.	192,500	5,410
		11,426

Information Technology Services 2.48%
NS Solutions Corp.	255,200	4,879
Obic Co., Ltd.	108,400	5,644
SCSK Corp.	92,900	3,473
		13,996
		U.S. $
		Fair Value
Investments	Shares	(000)
Insurance 0.59%
Anicom Holdings, Inc.	149,100	$3,351

Machinery 2.90%
CKD Corp.	365,900	4,571
Nabtesco Corp.	249,700	7,476
Tsubakimoto Chain Co.	548,000	4,353
		16,400

Pharmaceuticals 0.49%
Sawai Pharmaceutical Co., Ltd.	42,400	2,745

Professional Services 1.48%
en-japan, Inc.	283,000	5,465
Tanseisha Co., Ltd.	384,800	2,902
		8,367

Semiconductors & Semiconductor Equipment 1.91%
Sumco Corp.	1,028,300	10,806

Software 1.23%
NSD Co., Ltd.	222,800	3,592
Trend Micro, Inc.	95,200	3,359
		6,951

Wireless Telecommunication Services 0.62%
Okinawa Cellular Telephone Co.	112,600	3,522
Total Japan		131,152

Luxembourg 0.71%

Machinery
Stabilus SA*	76,785	4,000

Netherlands 3.27%

Air Freight & Logistics 1.21%
PostNL NV *	1,450,177	6,833

Hotels, Restaurants & Leisure 1.07%
Basic-Fit NV*†	331,814	6,026

See Notes to Financial Statements.	59

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
Netherlands (continued)

Machinery 0.99%
Aalberts Industries NV	177,953	$5,621
Total Netherlands		18,480

Philippines 1.81%

Banks 0.79%
Rizal Commercial Banking Corp.	2,105,280	1,561
Security Bank Corp.	637,280	2,901
		4,462

Hotels, Restaurants & Leisure 0.48%
Bloomberry Resorts Corp.*	22,426,100	2,737

Real Estate Management & Development 0.54%
Filinvest Land, Inc.	83,138,000	3,028
Total Philippines		10,227

Portugal 0.78%

Multi-Utilities
REN–Redes Energeticas Nacionais SGPS SA	1,503,013	4,392

Spain 2.44%

Equity Real Estate Investment Trusts 1.39%
Hispania Activos Inmobiliarios SOCIMI SA	226,230	2,786
Merlin Properties Socimi SA	449,582	5,054
		7,840

Food Products 1.05%
Ebro Foods SA	275,112	5,938
Total Spain		13,778

Sweden 3.80%

Auto Components 0.58%
Dometic Group AB*†	463,939	3,282
		U.S. $
		Fair Value
Investments	Shares	(000)
Commercial Services & Supplies 1.28%
Loomis AB Class B	254,831	$7,251

Consumer Finance 0.93%
Hoist Finance AB†	582,004	5,252

Food & Staples Retailing 1.01%
Axfood AB	365,833	5,719
Total Sweden		21,504

Switzerland 2.18%

Consumer Finance 1.10%
Cembra Money Bank AG*	81,310	6,216

Household Durables 1.08%
Forbo Holding AG
Registered Shares*	4,789	6,108
Total Switzerland		12,324

Taiwan 1.33%

Semiconductors & Semiconductor Equipment 0.98%
Realtek Semiconductor Corp.	1,280,000	4,340
RichWave Technology Corp.	652,600	1,210
		5,550

Technology Hardware, Storage & Peripherals 0.35%
Adlink Technology, Inc.	1,003,836	1,947
Total Taiwan		7,497

United Kingdom 10.41%

Capital Markets 1.51%
Jupiter Fund Management plc	522,005	2,758
Man Group plc	3,806,519	5,810
		8,568

Chemicals 0.30%
Essentra plc	268,768	1,678

Consumer Finance 1.54%
Arrow Global Group plc	2,371,848	8,702

60	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

		U.S. $
		Fair Value
Investments	Shares	(000)
United Kingdom (continued)

Household Durables 0.66%
Countryside Properties plc*†	1,316,462	$3,755

Internet & Direct Marketing Retail 1.03%
ASOS plc*	90,747	5,839

Machinery 1.61%
Bodycote plc	577,877	4,191
Concentric AB	413,220	4,918
		9,109

Metals & Mining 0.65%
Hill & Smith Holdings plc	298,012	3,662

Multi-Line Retail 0.54%
B&M European Value Retail SA	1,060,979	3,047

Oil, Gas & Consumable Fuels 0.70%
Tullow Oil plc*	1,219,527	3,951

Professional Services 0.76%
Exova Group plc	1,666,655	4,284

Trading Companies & Distributors 1.11%
Diploma plc	546,414	6,270
Total United Kingdom		58,865

United States 2.69%

Exchange-Traded Funds 1.96%
iShares MSCI EAFE Small-Cap	57,023	2,903
VanEck Vectors Junior Gold Miners	201,214	8,185
		11,088

Semiconductors & Semiconductor Equipment 0.73%
CEVA, Inc.*	138,126	4,151
Total United States		15,239
Total Common Stocks (cost $508,378,021)		540,079
	Principal	U.S. $
	Amount	Fair Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.91%

Repurchase Agreement

Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $18,465,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $22,527,300; proceeds: $22,084,509 (cost $22,084,491)	$22,084	$22,084
Total Investments in Securities 99.44% (cost $530,462,512)		562,163

Foreign Cash and Other Assets in Excess of Liabilities(a) 0.56%		3,154
Net Assets 100.00%		$565,317

*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.	61

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

Open Forward Foreign Currency Exchange Contracts at October 31, 2016:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	J.P. Morgan	2/6/2017	1,070,000	$1,311,701	$1,312,603	$ 902
British pound	Buy	State Street Bank and Trust	12/19/2016	330,000	403,995	404,370	375
euro	Buy	J.P. Morgan	2/17/2017	730,000	804,789	805,365	576
euro	Buy	State Street Bank and Trust	2/17/2017	1,000,000	1,099,316	1,103,239	3,923
euro	Buy	State Street Bank and Trust	2/17/2017	370,000	404,412	408,199	3,787
euro	Buy	State Street Bank and Trust	2/17/2017	486,000	532,685	536,174	3,489
British pound	Sell	J.P. Morgan	12/19/2016	500,000	618,327	612,682	5,645
British pound	Sell	J.P. Morgan	12/19/2016	1,440,000	1,766,145	1,764,524	1,621
British pound	Sell	State Street Bank and Trust	12/19/2016	680,000	883,376	833,247	50,129
British pound	Sell	State Street Bank and Trust	12/19/2016	2,030,000	2,569,788	2,487,489	82,299
British pound	Sell	State Street Bank and Trust	12/19/2016	650,000	810,168	796,486	13,682
British pound	Sell	State Street Bank and Trust	12/19/2016	4,700,000	5,809,059	5,759,210	49,849
British pound	Sell	State Street Bank and Trust	12/19/2016	1,430,000	1,761,301	1,752,270	9,031
Canadian dollar	Sell	Morgan Stanley	12/15/2016	3,460,000	2,604,660	2,580,422	24,238
euro	Sell	Bank of America	2/17/2017	24,750,000	27,441,018	27,305,177	135,841
euro	Sell	State Street Bank and Trust	2/17/2017	1,200,000	1,354,393	1,323,887	30,506
euro	Sell	State Street Bank and Trust	2/17/2017	1,000,000	1,127,909	1,103,239	24,670
euro	Sell	State Street Bank and Trust	2/17/2017	1,000,000	1,106,905	1,103,239	3,666
Japanese yen	Sell	Goldman Sachs	2/21/2017	1,350,000,000	13,040,656	12,934,112	106,544
Japanese yen	Sell	State Street Bank and Trust	2/21/2017	154,500,000	1,505,767	1,480,237	25,530
Swedish krona	Sell	Bank of America	12/15/2016	15,020,000	1,707,026	1,666,471	40,555
Swedish krona	Sell	J.P. Morgan	12/15/2016	34,530,000	4,044,784	3,831,107	213,677
Swedish krona	Sell	State Street Bank and Trust	12/15/2016	45,000,000	5,368,754	4,992,755	375,999
Swedish krona	Sell	State Street Bank and Trust	12/15/2016	2,430,000	292,532	269,609	22,923
Swiss franc	Sell	State Street Bank and Trust	11/18/2016	850,000	860,750	859,661	1,089
Swiss franc	Sell	State Street Bank and Trust	11/18/2016	340,000	345,165	343,864	1,301
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,231,847

62	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Australian dollar	Buy	State Street Bank and Trust	2/21/2017	12,100,000	$9,256,924	$9,180,112	$ (76,812)
Australian dollar	Buy	State Street Bank and Trust	2/21/2017	2,500,000	1,903,107	1,896,717	(6,390)
British pound	Buy	Goldman Sachs	12/19/2016	11,000,000	14,536,589	13,479,002	(1,057,587)
British pound	Buy	J.P. Morgan	12/19/2016	725,000	940,917	888,389	(52,528)
British pound	Buy	Morgan Stanley	12/19/2016	2,720,000	3,531,376	3,332,990	(198,386)
British pound	Buy	State Street Bank and Trust	12/19/2016	965,000	1,262,663	1,182,476	(80,187)
British pound	Buy	State Street Bank and Trust	12/19/2016	680,000	886,638	833,247	(53,391)
Canadian dollar	Buy	Standard Chartered Bank	12/15/2016	19,600,000	15,123,233	14,617,418	(505,815)
Danish krone	Buy	Morgan Stanley	2/17/2017	31,325,531	4,668,427	4,647,025	(21,402)
euro	Buy	Citibank	2/17/2017	1,070,000	1,187,913	1,180,466	(7,447)
euro	Buy	State Street Bank and Trust	2/17/2017	820,000	904,775	904,656	(119)
euro	Buy	UBS AG	2/17/2017	820,000	905,112	904,656	(456)
Japanese yen	Buy	Morgan Stanley	2/21/2017	522,400,000	5,023,146	5,005,022	(18,124)
Japanese yen	Buy	Standard Chartered Bank	2/21/2017	517,000,000	4,999,662	4,953,286	(46,376)
Japanese yen	Buy	State Street Bank and Trust	2/21/2017	112,200,000	1,091,111	1,074,968	(16,143)
South Korean won	Buy	Bank of America	11/28/2016	16,710,000,000	14,648,001	14,603,674	(44,327)
South Korean won	Buy	Bank of America	12/27/2016	7,600,000,000	6,769,275	6,640,998	(128,277)
South Korean won	Buy	Goldman Sachs	12/27/2016	1,950,000,000	1,704,499	1,703,940	(559)
Swiss franc	Buy	Bank of America	11/18/2016	1,615,000	1,664,036	1,633,355	(30,681)
Swiss franc	Buy	Bank of America	11/18/2016	17,400,000	17,863,926	17,597,761	(266,165)
Swiss franc	Buy	Morgan Stanley	11/18/2016	2,840,000	2,934,948	2,872,278	(62,670)
Swiss franc	Buy	Morgan Stanley	11/18/2016	2,900,000	3,016,993	2,932,960	(84,033)
British pound	Sell	Barclays Bank plc	12/19/2016	2,100,000	2,569,854	2,573,264	(3,410)
British pound	Sell	State Street Bank and Trust	12/19/2016	2,525,000	3,082,336	3,094,044	(11,708)
British pound	Sell	State Street Bank and Trust	2/6/2017	1,400,000	1,709,527	1,717,424	(7,897)
euro	Sell	State Street Bank and Trust	2/17/2017	1,000,000	1,096,277	1,103,239	(6,962)
Indian rupee	Sell	J.P. Morgan	12/13/2016	157,500,000	2,315,972	2,347,779	(31,807)
Indian rupee	Sell	Morgan Stanley	12/13/2016	101,000,000	1,479,203	1,505,560	(26,357)
Indian rupee	Sell	UBS AG	12/13/2016	120,000,000	1,766,090	1,788,784	(22,694)
Indian rupee	Sell	UBS AG	12/13/2016	510,000,000	7,501,655	7,602,331	(100,676)
Indonesian rupiah	Sell	Goldman Sachs	11/14/2016	22,300,000,000	1,671,355	1,708,698	(37,343)
Indonesian rupiah	Sell	UBS AG	11/14/2016	31,000,000,000	2,340,900	2,375,321	(34,421)
Indonesian rupiah	Sell	UBS AG	11/14/2016	56,254,000,000	4,218,523	4,310,364	(91,841)
Swiss franc	Sell	State Street Bank and Trust	11/18/2016	630,000	633,902	637,160	(3,258)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,136,249)

See Notes to Financial Statements.	63

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$540,079	$–	$–	$540,079
Repurchase Agreement	–	22,084	–	22,084
Total	$540,079	$22,084	$–	$562,163
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$1,232	$–	$1,232
Liabilities	–	(3,136)	–	(3,136)
Total	$–	$(1,904)	$–	$(1,904)

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

64	See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 96.39%

Airlines 1.50%
Alaska Air Group, Inc.	554,999	$40,082

Automobiles 0.94%
Thor Industries, Inc.	316,918	25,135

Banks 8.36%
Bank of Hawaii Corp.	633,300	47,593
Chemical Financial Corp.	532,773	22,883
Citizens Financial Group, Inc.	1,480,183	38,988
East West Bancorp, Inc.	933,388	36,878
Webster Financial Corp.	728,179	29,418
Western Alliance Bancorp*	1,284,209	47,978
Total		223,738

Capital Markets 0.76%
Moelis & Co. Class A	795,784	20,213

Chemicals 2.00%
Ingevity Corp.*	111,750	4,626
RPM International, Inc.	460,698	21,902
Trinseo SA	511,999	26,854
Total		53,382

Commercial Services & Supplies 3.15%
Herman Miller, Inc.	1,097,397	30,507
KAR Auction Services, Inc.	1,262,627	53,763
Total		84,270

Communications Equipment 1.43%
ARRIS International plc*	1,376,158	38,230

Construction & Engineering 3.28%
AECOM*	1,784,090	49,687
Jacobs Engineering Group, Inc.*	739,181	38,127
Total		87,814

Containers & Packaging 3.72%
Berry Plastics Group, Inc.*	905,599	39,620
Sealed Air Corp.	772,233	35,237
Investments	Shares	Fair Value (000)
WestRock Co.	534,323	$24,680
Total		99,537

Diversified Telecommunication Services 2.04%
Zayo Group Holdings, Inc.*	1,698,971	54,673

Electrical Equipment 1.27%
Hubbell, Inc.	324,882	33,957

Electronic Equipment, Instruments & Components 2.20%
Amphenol Corp. Class A	421,839	27,812
Belden, Inc.	480,189	31,121
Total		58,933

Energy Equipment & Services 0.77%
Helmerich & Payne, Inc.	325,644	20,551

Equity Real Estate Investment Trusts 5.67%
Federal Realty Investment Trust	321,619	46,709
Highwoods Properties, Inc.	802,800	39,843
Physicians Realty Trust	1,945,444	38,461
Retail Opportunity Investments Corp.	1,328,501	26,716
Total		151,729

Food Products 1.99%
Pinnacle Foods, Inc.	1,033,753	53,156

Health Care Equipment & Supplies 5.41%
Alere, Inc.*	1,844,666	82,420
Cooper Cos., Inc. (The)	186,216	32,781
STERIS plc (United Kingdom)(a)	442,131	29,543
Total		144,744

Health Care Providers & Services 3.67%
ExamWorks Group, Inc.*	1,223,862	42,896
HealthSouth Corp.	1,379,770	55,398
Total		98,294

Hotels, Restaurants & Leisure 1.35%
Aramark	969,643	36,100

See Notes to Financial Statements.	65

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2016

Investments	Shares	Fair Value (000)
Household Durables 2.45%
Lennar Corp. Class A	696,420	$29,034
Newell Brands, Inc.	761,225	36,554
Total		65,588

Information Technology Services 9.58%
Acxiom Corp.*	1,607,473	37,872
Amdocs Ltd.	673,652	39,375
Booz Allen Hamilton Holding Corp.	1,680,065	51,192
Cardtronics plc Class A (United Kingdom) (United Kingdom)*(a)	521,900	26,095
Fidelity National Information Services, Inc.	690,073	51,010
MAXIMUS, Inc.	489,574	25,487
Vantiv, Inc. Class A*	432,905	25,264
Total		256,295

Insurance 6.55%
Arch Capital Group Ltd. (Brunei)*	734,094	57,237
Hartford Financial Services Group, Inc. (The)	807,935	35,638
Markel Corp.*	29,677	26,040
RenaissanceRe Holdings Ltd. (Brunei)	453,126	56,319
Total		175,234

Internet Software & Services 1.64%
Akamai Technologies, Inc.*	631,196	43,849

Life Sciences Tools & Services 1.34%
PerkinElmer, Inc.	703,000	35,776

Machinery 1.20%
Wabtec Corp.	415,661	32,135

Media 1.91%
AMC Networks, Inc. Class A*	443,908	21,720
New York Times Co. (The) Class A	2,696,964	29,397
Total		51,117
Investments	Shares	Fair Value (000)
Metals & Mining 1.89%
Reliance Steel & Aluminum Co.	733,100	$50,423

Multi-Line Retail 1.04%
Nordstrom, Inc.	533,347	27,734

Multi-Utilities 3.28%
Black Hills Corp.	567,320	35,089
CMS Energy Corp.	1,251,099	52,734
Total		87,823
Oil, Gas & Consumable Fuels 4.56%
Carrizo Oil & Gas, Inc.*	740,924	25,065
Cimarex Energy Co.	249,005	32,154
EQT Corp.	388,295	25,628
Rice Energy, Inc.*	1,774,478	39,198
Total		122,045

Pharmaceuticals 0.73%
Prestige Brands Holdings, Inc.*	429,163	19,432

Road & Rail 2.40%
Genesee & Wyoming, Inc.
Class A*	461,934	31,384
Old Dominion Freight Line, Inc.*	439,000	32,784
Total		64,168

Semiconductors & Semiconductor Equipment 3.32%
Cypress Semiconductor
Corp.	1,249,521	12,458
Lam Research Corp.	204,706	19,828
MACOM Technology Solutions Holdings, Inc.*	677,609	24,909
Synaptics, Inc.*	604,876	31,526
Total		88,721

Software 0.65%
FireEye, Inc.*	1,491,861	17,335

66	See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2016

Investments	Shares	Fair Value (000)
Textiles, Apparel & Luxury Goods 2.33%
Ralph Lauren Corp.	205,058	$20,116
Steven Madden Ltd.*	1,259,902	42,081
Total		62,197

Thrifts & Mortgage Finance 0.99%
Essent Group Ltd.*	998,191	26,392

Water Utilities 1.02%
American Water Works Co., Inc.	368,071	27,252
Total Common Stocks (cost $2,107,092,712)		2,578,054

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 3.77%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $84,390,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $102,955,800; proceeds: $100,933,994 (cost $100,933,910)	$100,934	$100,934
Total Investments in Securities 100.16% (cost $2,208,026,622)		2,678,988
Liabilities in Excess of Other Assets (0.16)%		(4,339)
Net Assets 100.00%		$2,674,649

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3		Total
Investment Type(2)(3)	(000)	(000)	(000)		(000)
Common Stocks
Health Care Providers & Services	$55,398	$–	$42,896	(4)	$98,294
Remaining Industries	2,479,760	–	–		2,479,760
Repurchase Agreement	–	100,934	–		100,934
Total	$2,535,158	$100,934	$42,896		$2,678,988

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.
(4)	Fair valued security utilizing a prior transaction cost without adjustment.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stock
Balance as of November 1, 2015	$–
Accrued discounts/premiums	–
Realized gain (loss)	(292,284)
Change in unrealized appreciation/depreciation	10,908,948
Purchases	12,301,947
Sales	(3,926,250)
Net transfers in or out of Level 3	23,904,002
Balance as of October 31, 2016	$42,896,363

See Notes to Financial Statements.	67

Statements of Assets and Liabilities

October 31, 2016

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund
ASSETS:
Investments in securities, at cost	–	$2,470,297,520	$2,026,166,520
Investments in Underlying Funds, at cost	$1,099,333,852	–	–
Investments in securities, at fair value	–	$2,837,714,178	$2,163,248,141
Investments in underlying funds, at value	$1,116,052,027	–	–
Cash	–	–	1,478,874
Segregated cash held at custodian	–	–	–
Foreign cash, at value (cost $0, $0, $0, $1,688,350, $162,525, $45,294 and $0, respectively)	–	–	–
Receivables:
Investment securities sold	–	33,518,779	24,335,211
Investment in Underlying Fund sold	644,749	–	–
Capital shares sold	1,555,390	1,912,511	4,701,499
Interest and dividends		3,148,435	694,911
From advisor (See Note 3)	–	–	279,330
From affiliate (See Note 3)	65,667	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–
Prepaid expenses and other assets	53,417	99,585	25,792
Total assets	1,118,371,250	2,876,393,488	2,194,763,758
LIABILITIES:
Payables:
Investment securities purchased	–	27,329,517	62,028,120
Capital shares reacquired	3,126,359	7,890,642	10,930,749
Management fee	–	1,304,865	1,003,083
12b-1 distribution plan	438,838	1,144,318	788,263
Trustees’ fees	150,813	796,100	115,765
Fund administration	38,874	97,952	73,471
To affiliate (See Note 3)	–	3,938	3,984
To bank	32,293	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–
Accrued expenses	298,318	715,331	428,635
Total liabilities	4,085,495	39,282,663	75,372,070
NET ASSETS	$1,114,285,755	$2,837,110,825	$2,119,391,688
COMPOSITION OF NET ASSETS:
Paid-in capital	$985,503,817	$2,385,614,923	$2,052,672,460
Undistributed (distributions in excess of) net investment income	(2,999,150)	32,074,757	(730,007)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	115,062,913	52,004,487	(69,632,386)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,718,175	367,416,658	137,081,621
Net Assets	$1,114,285,755	$2,837,110,825	$2,119,391,688

68	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund
$531,332,223	$1,359,834,597	$530,462,512	$2,208,026,622
–	–	–	–
$545,896,352	$1,315,028,567	$562,163,431	$2,678,988,070
–	–	–	–
–	–	–	–
840,000	890,000	2,210,000	–
1,692,233	162,416	45,370	–
1,544,279	27,358,621	7,277,573	5,069,894
–	–	–	–
372,204	1,808,909	809,219	8,952,556
2,217,955	3,699,083	1,314,464	518,177
68,569	81,832	–	–
–	–	–	–
966,235	5,787,315	1,231,847	–
42,115	58,102	42,955	162,844
553,639,942	1,354,874,845	575,094,859	2,693,691,541

2,725,949	–	4,250,499	9,020,609
1,218,903	3,869,686	1,610,683	6,444,440
302,244	817,502	364,256	1,619,016
85,341	204,387	94,995	806,124
141,928	212,053	75,363	399,799
17,271	47,702	19,427	91,813
6,503	40,089	15,328	15,886
–	2,976,630	–	–
1,275,816	4,664,631	3,136,249	–
224,030	440,112	211,527	645,281
5,997,985	13,272,792	9,778,327	19,042,968
$547,641,957	$1,341,602,053	$565,316,532	$2,674,648,573

$769,099,036	$1,815,085,059	$559,618,018	$2,047,447,935
10,599,994	2,253,932	1,955,827	(399,799)
(246,211,413)	(431,916,126)	(25,995,134)	156,638,989
14,154,340	(43,820,812)	29,737,821	470,961,448
$547,641,957	$1,341,602,053	$565,316,532	$2,674,648,573

See Notes to Financial Statements.	69

Statements of Assets and Liabilities (concluded)

October 31, 2016

	Alpha	Fundamental	Growth
	Strategy Fund	Equity Fund	Leaders Fund
Net assets by class:
Class A Shares	$507,240,766	$1,653,388,693	$750,575,842
Class B Shares	$4,708,822	$15,928,261	$2,286,759
Class C Shares	$265,906,385	$544,648,835	$482,693,432
Class F Shares	$230,558,429	$304,082,939	$763,623,325
Class I Shares	$67,982,492	$142,315,642	$98,505,723
Class P Shares	–	$10,798,218	–
Class R2 Shares	$2,703,884	$7,952,123	$1,267,429
Class R3 Shares	$34,222,910	$157,625,807	$13,470,777
Class R4 Shares	$277,951	$121,383	$1,734,583
Class R5 Shares	$9,466	$125,455	$3,700,208
Class R6 Shares	$674,650	$123,469	$1,533,610
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	19,556,192	131,826,433	33,483,275
Class B Shares	202,080	1,392,317	105,029
Class C Shares	11,579,161	48,051,321	22,408,644
Class F Shares	8,863,865	24,435,923	33,803,001
Class I Shares	2,580,561	11,273,604	4,340,764
Class P Shares	–	876,269	–
Class R2 Shares	106,723	647,831	56,708
Class R3 Shares	1,344,367	12,773,802	605,475
Class R4 Shares	10,731	9,694	77,370
Class R5 Shares	359.279	9,934	163,007
Class R6 Shares	25,616	9,765	67,504
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$25.94	$12.54	$22.42
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$27.52	$13.31	$23.79
Class B Shares-Net asset value	$23.30	$11.44	$21.77
Class C Shares-Net asset value	$22.96	$11.33	$21.54
Class F Shares-Net asset value	$26.01	$12.44	$22.59
Class I Shares-Net asset value	$26.34	$12.62	$22.69
Class P Shares-Net asset value	–	$12.32	–
Class R2 Shares-Net asset value	$25.34	$12.27	$22.35
Class R3 Shares-Net asset value	$25.46	$12.34	$22.25
Class R4 Shares-Net asset value	$25.90	$12.52	$22.42
Class R5 Shares-Net asset value	$26.35	$12.63	$22.70
Class R6 Shares-Net asset value	$26.34	$12.64	$22.72

70	See Notes to Financial Statements.

International	International	International	Value
Core Equity	Dividend	Opportunities	Opportunities
Fund	Income Fund	Fund	Fund
$263,064,393	$419,885,794	$153,000,020	$959,415,833
$3,110,434	–	$1,397,186	$7,296,303
$31,797,550	$86,305,607	$27,395,564	$330,066,410
$62,655,145	$111,056,115	$88,852,499	$663,068,617
$160,673,187	$710,950,808	$267,187,913	$470,399,400
$94,988	–	$363,185	$36,326,538
$517,469	$679,898	$2,519,591	$6,244,738
$14,944,966	$12,696,729	$18,123,508	$99,544,152
$9,330	$9,011	$1,882,711	$2,929,223
$9,361	$9,041	$2,751,404	$42,824,676
$10,765,134	$9,050	$1,842,951	$56,532,683
21,872,594	62,535,963	9,487,084	50,627,848
260,959	–	91,736	421,552
2,680,540	12,968,293	1,822,357	19,070,900
5,239,544	16,499,832	5,554,236	34,399,482
13,247,733	105,368,509	16,133,501	23,972,651
7,899	–	22,139	1,942,940
43,176	99,182.7	158,551	339,791
1,261,943	1,873,127	1,143,737	5,374,253
777.30	1,343	116,833	154,544
773	1,341	166,164	2,181,814
886,825	1,341	111,045	2,875,919

$12.03	$6.71	$16.13	$18.95
$12.76	$7.12	$17.11	$20.11
$11.92	–	$15.23	$17.31
$11.86	$6.66	$15.03	$17.31
$11.96	$6.73	$16.00	$19.28
$12.13	$6.75	$16.56	$19.62
$12.03	–	$16.40	$18.70
$11.99	$6.86	$15.89	$18.38
$11.84	$6.78	$15.85	$18.52
$12.00	$6.71	$16.11	$18.95
$12.11	$6.74	$16.56	$19.63
$12.14	$6.75	$16.60	$19.66

See Notes to Financial Statements.	71

Statements of Operations

For the Year Ended October 31, 2016

	Alpha Strategy	Fundamental	Growth
	Fund	Equity Fund	Leaders Fund
Investment income:
Dividends	$–	$79,967,160	$20,929,654
Dividends received from Underlying Funds	2,001,129	–	–
Interest and other	66	14,622	5,357
Interest earned from interfund lending (See Note 11)	–	2,079	314
Total investment income	2,001,195	79,983,861	20,935,325
Expenses:
Management fee	1,159,459	16,472,103	11,873,676
12b-1 distribution plan-Class A	1,333,344	4,437,835	1,995,503
12b-1 distribution plan-Class B	69,222	220,035	29,886
12b-1 distribution plan-Class C	2,842,593	6,011,487	4,795,332
12b-1 distribution plan-Class F	236,756	329,751	776,437
12b-1 distribution plan-Class P	–	53,389	–
12b-1 distribution plan-Class R2	15,707	53,061	7,251
12b-1 distribution plan-Class R3	171,140	856,663	67,742
12b-1 distribution plan-Class R4	311	62	2,072
Shareholder servicing	1,663,039	3,917,638	2,410,829
Professional	37,650	66,996	54,561
Reports to shareholders	139,090	277,514	253,510
Fund administration	233,767	1,241,768	869,900
Custody	22,963	47,344	41,911
Trustees’ fees	33,511	91,395	60,588
Registration	153,114	143,796	212,321
Subsidy (See Note 3)	–	101,703	101,777
Other	53,195	196,190	103,965
Gross expenses	8,164,861	34,518,730	23,657,261
Expense reductions (See Note 9)	(3,709)	(10,070)	(7,253)
Expenses assumed by Underlying Funds (See Note 3)	(2,098,854)	–	–
Fees waived and expenses reimbursed (See Note 3)	(1,159,459)	–	(2,928,037)
Net expenses	4,902,839	34,508,660	20,721,971
Net investment income (loss)	(2,901,644)	45,475,201	213,354
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	$112,214,138	$–	$–
Net realized gain on Investments in Underlying Funds	21,721,025	–	–
Net realized gain (loss) on investments	–	131,982,500	(36,013,707)
Net change in unrealized appreciation/depreciation on investments and Underlying Funds	(121,674,817)	(67,930,253)	9,283,304
Net realized and unrealized gain (loss)	12,260,346	64,052,247	(26,730,403)
Net Increase (Decrease) in Net Assets Resulting From Operations	$9,358,702	$109,527,448	$(26,517,049)

72	See Notes to Financial Statements.

Statements of Operations (continued)

For the Year Ended October 31, 2016

	International	International
	Core Equity	Dividend
	Fund	Income Fund
Investment income:
Dividends (net of foreign withholding taxes
of $1,764,850 and $6,518,085, respectively)	$17,050,128	$75,154,101
Interest and other (net of foreign withholding
taxes of $0 and $2, respectively)	–	1,873,414
Total investment income	17,050,128	77,027,515
Expenses:
Management fee	3,502,034	11,163,791
12b-1 distribution plan-Class A	751,906	1,245,931
12b-1 distribution plan-Class B	44,021	–
12b-1 distribution plan-Class C	352,639	1,069,718
12b-1 distribution plan-Class F	58,711	135,888
12b-1 distribution plan-Class P	456	–
12b-1 distribution plan-Class R2	3,349	4,957
12b-1 distribution plan-Class R3	74,508	61,085
12b-1 distribution plan-Class R4	22	22
Shareholder servicing	875,187	1,200,042
Professional	141,930	133,993
Reports to shareholders	78,912	142,178
Fund administration	200,116	656,522
Custody	134,600	518,630
Trustees’ fees	14,322	49,772
Registration	138,153	150,453
Subsidy (See Note 3)	113,758	1,312,974
Other	75,739	154,344
Gross expenses	6,560,363	18,000,300
Expense reductions (See Note 9)	(1,348)	(2,608)
Expenses assumed by Underlying Funds (See Note 3)	–	–
Fees waived and expenses reimbursed (See Note 3)	(925,310)	(1,189,063)
Shareholder servicing reimbursed-Class F	(58,059)	(82,022)
Shareholder servicing reimbursed-Class I	(81,593)	(543,331)
Net expenses	5,494,053	16,183,276
Net investment income	11,556,075	60,844,239
Net realized and unrealized gain (loss):
Net realized loss on Investments (net of foreign capital gains tax of $24,632, and $0, respectively)	$(39,986,735)	$(266,538,388)
Net realized gain on foreign currency related transactions	2,720,137	22,251,648
Net change in unrealized appreciation/depreciation on investments	5,994,526	119,744,426
Net change in unrealized appreciation/depreciation on transactions of assets and liabilities denominated in foreign currencies	1,229,955	15,679,414
Net realized and unrealized loss	(30,042,117)	(108,862,900)
Net Decrease in Net Assets Resulting From Operations	$(18,486,042)	$(48,018,661)

See Notes to Financial Statements.	73

Statements of Operations (concluded)

For the Year Ended October 31, 2016

	International	Value
	Opportunities	Opportunities
	Fund	Fund
Investment income:
Dividends (net of foreign withholding taxes of $1,225,542 and $0, respectively)	$12,772,605	$32,438,651
Interest and other (net of foreign withholding $2 and $0, respectively)	–	12,104
Total investment income	12,772,605	32,450,755
Expenses:
Management fee	4,437,984	18,297,881
12b-1 distribution plan-Class A	405,348	2,449,066
12b-1 distribution plan-Class B	18,875	90,546
12b-1 distribution plan-Class C	303,670	3,315,311
12b-1 distribution plan-Class F	104,888	551,820
12b-1 distribution plan-Class P	1,844	170,521
12b-1 distribution plan-Class R2	10,207	38,845
12b-1 distribution plan-Class R3	66,755	511,499
12b-1 distribution plan-Class R4	1,204	2,424
Shareholder servicing	695,777	3,166,528
Professional	119,586	61,817
Reports to shareholders	61,840	249,038
Fund administration	236,692	1,033,716
Custody	219,953	44,480
Trustees’ fees	16,900	73,895
Registration	152,053	172,371
Subsidy (See Note 3)	475,284	491,772
Other	72,199	148,059
Gross expenses	7,401,059	30,869,589
Expense reductions (See Note 9)	(1,103)	(7,666)
Expenses assumed by Underlying Funds (See Note 3)	–	–
Fees waived and expenses reimbursed (See Note 3)	–	–
Net expenses	7,399,956	30,861,923
Net investment income	5,372,649	1,588,832
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments (net of foreign capital gains tax of $77,477 and $0, respectively)	$(23,796,866)	$157,322,302
Net realized gain on foreign currency related transactions	2,527,239	–
Net change in unrealized appreciation/depreciation on investments	10,578,107	(55,911,286)
Net change in unrealized appreciation/depreciation on transactions of assets and liabilities denominated in foreign currencies	(2,586,532)	–
Net realized and unrealized gain (loss)	(13,278,052)	101,411,016
Net Increase (Decrease) in Net Assets Resulting From Operations	$(7,905,403)	$102,999,848

74	See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Alpha Strategy Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(2,901,644)	$(1,090,786)
Capital gain distributions received from Underlying Funds	112,214,138	162,371,628
Net realized gain on investments in Underlying Funds	21,721,025	17,427,574
Net realized gain (loss) on investments	–	–
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	(121,674,817)	(148,529,041)
Net change in unrealized appreciation/depreciation on investments	–	–
Net increase (decrease) in net assets resulting from operations	9,358,702	30,179,375
Distributions to shareholders from:
Net investment income
Class A	(3,540,518)	(8,735,703)
Class B	–	(110,177)
Class C	–	(2,903,994)
Class F	(2,025,531)	(4,375,758)
Class I	(368,660)	(876,848)
Class P	–	–
Class R2	(6,227)	(45,570)
Class R3	(146,537)	(463,657)
Class R4	(71)	–
Class R5	(81)	–
Class R6	(83)	–
Net realized gain
Class A	(72,940,775)	(53,231,567)
Class B	(1,311,490)	(1,575,772)
Class C	(44,116,897)	(31,532,792)
Class F	(33,387,144)	(23,981,277)
Class I	(5,349,136)	(4,551,420)
Class P	–	–
Class R2	(357,484)	(337,467)
Class R3	(4,805,885)	(3,355,770)
Class R4	(1,198)	–
Class R5	(1,183)	–
Class R6	(1,182)	–
Total distributions to shareholders	(168,360,082)	(136,077,772)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	225,073,813	267,736,331
Reinvestment of distributions	142,586,198	113,655,114
Cost of shares reacquired	(354,558,513)	(297,467,265)
Net increase (decrease) in net assets resulting from capital share transactions	13,101,498	83,924,180
Net increase (decrease) in net assets	(145,899,882)	(21,974,217)
NET ASSETS:
Beginning of year	$1,260,185,637	$1,282,159,854
End of year	$1,114,285,755	$1,260,185,637
Undistributed (distributions in excess of) net investment income	$(2,999,150)	$(3,389,449)

76	See Notes to Financial Statements.

Fundamental Equity Fund		Growth Leaders Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
$45,475,201	$42,329,990	$213,354	$(2,875,937)
–	–	–	–
–	–	–	–
131,982,500	305,298,883	(36,013,707)	86,104,090

–	–	–	–

(67,930,253)	(283,605,428)	9,283,304	46,305,726
109,527,448	64,023,445	(26,517,049)	129,533,879
(25,637,542)	(16,981,478)	–	–
(140,661)	–	–	–
(4,078,407)	(273,945)	–	–
(5,816,644)	(6,894,688)	–	–
(3,639,747)	(4,367,437)	–	–
(147,160)	(105,867)	–	–
(93,933)	(34,584)	–	–
(2,043,594)	(1,383,142)	–	–
(142)	–	–	–
(153)	–	–	–
(154)	–	–	–
(169,563,148)	(456,064,578)	(35,621,327)	(28,085,049)
(2,635,889)	(8,388,211)	(178,478)	(357,210)
(65,139,785)	(180,777,593)	(20,530,447)	(13,786,944)
(34,565,047)	(131,065,272)	(34,683,777)	(27,241,459)
(19,814,462)	(74,720,912)	(4,426,828)	(3,976,895)
(1,186,895)	(3,676,969)	–	–
(917,197)	(2,913,506)	(42,130)	(24,630)
(17,448,912)	(50,977,599)	(630,934)	(573,767)
(840)	–	(470)	–
(835)	–	(466)	–
(835)	–	(11,055)	–
(352,871,982)	(938,625,781)	(96,125,912)	(74,045,954)
220,760,807	398,373,326	1,047,526,269	1,029,331,348
322,229,904	843,553,618	82,564,474	63,024,578
(1,136,868,787)	(1,997,183,983)	(892,874,146)	(463,316,036)
(593,878,076)	(755,257,039)	237,216,597	629,039,890
(837,222,610)	(1,629,859,375)	114,573,636	684,527,815
$3,674,333,435	$5,304,192,810	$2,004,818,052	$1,320,290,237
$2,837,110,825	$3,674,333,435	$2,119,391,688	$2,004,818,052
$32,074,757	$30,684,339	$(730,007)	$(626,463)

See Notes to Financial Statements.	77

Statements of Changes in Net Assets (continued)

	International Core Equity Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	October 31, 2016	October 31, 2015
Operations:
Net investment income	$11,556,075	$8,931,028
Net realized gain (loss) on investments and foreign currency related transactions	(37,266,598)	(10,282,061)
Net change in unrealized appreciation/depreciation on investments and translation of assets and
liabilities denominated in foreign currencies	7,224,481	(22,514,803)
Net increase (decrease) in net assets resulting from operations	(18,486,042)	(23,865,836)
Distributions to shareholders from:
Net investment income
Class A	(4,327,062)	(4,064,820)
Class B	(14,972)	(24,995)
Class C	(216,668)	(194,225)
Class F	(901,673)	(1,155,547)
Class I	(952,923)	(882,163)
Class P	(1,208)	(1,034)
Class R2	(5,473)	(8,563)
Class R3	(175,489)	(196,637)
Class R4	(138)	–
Class R5	(149)	–
Class R6	(151)	–
Net realized gain
Class A	–	–
Class B	–	–
Class C	–	–
Class F	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(6,595,906)	(6,527,984)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	188,432,563	93,773,921
Reinvestment of distributions	6,187,992	6,119,891
Cost of shares reacquired	(155,767,927)	(159,972,056)
Net increase (decrease) in net assets resulting from capital share transactions	38,852,628	(60,078,244)
Net increase (decrease) in net assets	13,770,680	(90,472,064)
NET ASSETS:
Beginning of year	$533,871,277	$624,343,341
End of year	$547,641,957	$533,871,277
Undistributed (distributions in excess of) net investment income	$10,599,994	$5,520,996

78	See Notes to Financial Statements.

International Dividend Income Fund		International Opportunities Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
$60,844,239	$82,000,547	$5,372,649	$3,328,296

(244,286,740)	(152,130,764)	(21,269,627)	16,800,972

135,423,840	(245,799,213)	7,991,575	19,211,279

(48,018,661)	(315,929,430)	(7,905,403)	39,340,547
(16,343,755)	(28,874,101)	(1,050,238)	(1,283,985)
–	–	–	(10,356)
(2,751,461)	(4,202,046)	(18,260)	(105,237)
(4,596,054)	(9,566,742)	(938,607)	(479,849)
(32,191,585)	(38,558,387)	(2,334,522)	(4,017,988)
–	–	(1,464)	(8,332)
(23,851)	(33,325)	(5,781)	(1,661)
(385,952)	(368,955)	(41,103)	(57,901)
(304)	(45)	(68)	–
(326)	(51)	(78)	–
(326)	(51)	(118)	–

–	(55,166,901)	(6,077,165)	(3,368,956)
–	–	(92,296)	(120,077)
–	(10,838,979)	(1,231,535)	(665,488)
–	(17,750,095)	(4,392,710)	(1,070,981)
–	(56,954,417)	(10,107,379)	(8,248,533)
–	–	(17,397)	(25,750)
–	(70,138)	(38,773)	(5,933)
–	(656,902)	(337,158)	(181,392)
–	–	(347)	–
–	–	(338)	–
–	–	(502)	–
(56,293,614)	(223,041,135)	(26,685,839)	(19,652,419)
142,481,586	958,048,879	162,415,053	250,489,054
54,232,406	212,938,615	24,801,645	18,576,765
(909,403,451)	(963,715,817)	(208,561,854)	(136,665,269)
(712,689,459)	207,271,677	(21,345,156)	132,400,550
(817,001,734)	(331,698,888)	(55,936,398)	152,088,678
$2,158,603,787	$2,490,302,675	$621,252,930	$469,164,252
$1,341,602,053	$2,158,603,787	$565,316,532	$621,252,930
$2,253,932	$(202,859)	$1,955,827	$556,711

See Notes to Financial Statements.	79

Statements of Changes in Net Assets (concluded)

	Value Opportunities Fund
	For the	For the
	Year Ended	Year Ended
DECREASE IN NET ASSETS	October 31, 2016	October 31, 2015
Operations:
Net investment income (loss)	$1,588,832	$(2,624,756)
Net realized gain on investments	157,322,302	191,750,643
Net change in unrealized appreciation/depreciation on investments	(55,911,286)	(72,964,023)
Net increase in net assets resulting from operations	102,999,848	116,161,864
Distributions to shareholders from:

Net realized gain
Class A	(72,951,605)	(171,704,074)
Class B	(870,863)	(2,623,841)
Class C	(27,261,109)	(56,594,543)
Class F	(38,590,474)	(71,282,706)
Class I	(38,495,440)	(81,746,674)
Class P	(3,022,260)	(6,509,608)
Class R2	(516,346)	(1,387,879)
Class R3	(8,254,498)	(17,717,532)
Class R4	(689)	–
Class R5	(669)	–
Class R6	(2,015,955)	–
Total distributions to shareholders	(191,979,908)	(409,566,857)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	649,722,205	495,803,327
Reinvestment of distributions	179,896,069	382,316,773
Cost of shares reacquired	(768,820,227)	(1,013,074,895)
Net increase (decrease) in net assets resulting from capital share transactions	60,798,047	(134,954,795)
Net decrease in net assets	(28,182,013)	(428,359,788)
NET ASSETS:
Beginning of year	$2,702,830,586	$3,131,190,374
End of year	$2,674,648,573	$2,702,830,586
Distributions in excess of net investment income	$(399,799)	$(6,823,845)

80	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2016	$29.79	$(0.03)	$0.19	$0.16	$(0.19)	$(3.82)	$(4.01)
10/31/2015	32.40	0.02	0.78	0.80	(0.48)	(2.93)	(3.41)
10/31/2014	32.63	0.02	2.16	2.18	(1.29)	(1.12)	(2.41)
10/31/2013	24.71	0.09	8.92	9.01	(0.04)	(1.05)	(1.09)
10/31/2012	22.72	(0.01)	2.07	2.06	–	(0.07)	(0.07)

Class B
10/31/2016	27.16	(0.18)	0.14	(0.04)	–	(3.82)	(3.82)
10/31/2015	29.77	(0.17)	0.70	0.53	(0.21)	(2.93)	(3.14)
10/31/2014	30.16	(0.19)	1.98	1.79	(1.06)	(1.12)	(2.18)
10/31/2013	23.05	(0.09)	8.25	8.16	–	(1.05)	(1.05)
10/31/2012	21.36	(0.17)	1.93	1.76	–	(0.07)	(0.07)

Class C
10/31/2016	26.83	(0.19)	0.14	(0.05)	–	(3.82)	(3.82)
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
10/31/2014	29.95	(0.20)	1.98	1.78	(1.10)	(1.12)	(2.22)
10/31/2013	22.89	(0.10)	8.21	8.11	–	(1.05)	(1.05)
10/31/2012	21.21	(0.18)	1.93	1.75	–	(0.07)	(0.07)

Class F
10/31/2016	29.87	0.02	0.17	0.19	(0.23)	(3.82)	(4.05)
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
10/31/2014	32.71	0.06	2.17	2.23	(1.33)	(1.12)	(2.45)
10/31/2013	24.77	0.14	8.93	9.07	(0.08)	(1.05)	(1.13)
10/31/2012	22.74	0.03	2.07	2.10	–	(0.07)	(0.07)

Class I
10/31/2016	30.20	0.02	0.20	0.22	(0.26)	(3.82)	(4.08)
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
10/31/2014	33.01	0.10	2.18	2.28	(1.36)	(1.12)	(2.48)
10/31/2013	24.99	0.17	9.01	9.18	(0.11)	(1.05)	(1.16)
10/31/2012	22.92	0.06	2.08	2.14	–	(0.07)	(0.07)

82	See Notes to Financial Statements.

		Ratios to Average Net Assets:*			Supplemental Data:
		Total
		expenses
		after		Net
Net		waivers		invest-	Net
asset		and/or		ment	assets,	Portfolio
value,	Total	reimburse-	Total	income	end of	turnover
end of	return(b)	ments	expenses	(loss)	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$25.94	0.91	0.27	0.55	(0.10)	$507,241	12.50
29.79	2.54	0.25	0.53	0.08	580,945	8.24
32.40	6.89	0.25	0.53	0.07	586,429	5.42
32.63	37.98	0.25	0.54	0.33	567,124	8.12
24.71	9.12	0.25	0.57	(0.05)	421,927	3.84
23.30	0.16	1.02	1.30	(0.80)	4,709	12.50
27.16	1.76	1.00	1.28	(0.61)	9,907	8.24
29.77	6.09	1.00	1.28	(0.65)	16,870	5.42
30.16	36.93	1.00	1.29	(0.36)	22,883	8.12
23.05	8.29	1.00	1.32	(0.78)	21,776	3.84
22.96	0.12	1.02	1.30	(0.84)	265,906	12.50
26.83	1.76	1.00	1.28	(0.67)	314,946	8.24
29.51	6.09	1.00	1.27	(0.68)	318,668	5.42
29.95	36.97	0.99	1.28	(0.40)	294,780	8.12
22.89	8.30	0.99	1.31	(0.79)	223,165	3.84
26.01	1.05	0.12	0.40	0.06	230,558	12.50
29.87	2.68	0.10	0.38	0.23	271,865	8.24
32.49	7.05	0.10	0.38	0.20	267,679	5.42
32.71	38.19	0.10	0.39	0.49	197,939	8.12
24.77	9.28	0.10	0.42	0.12	140,860	3.84
26.34	1.15	0.02	0.30	0.09	67,982	12.50
30.20	2.78	0.00	0.28	0.36	43,135	8.24
32.81	7.14	0.00	0.28	0.31	52,339	5.42
33.01	38.32	0.00	0.29	0.60	44,998	8.12
24.99	9.39	0.00	0.32	0.24	18,677	3.84

See Notes to Financial Statements.	83

Financial Highlights (concluded)

ALPHA STRATEGY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from: ’
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2016	$29.16	$(0.11)	$0.18		$0.07	$(0.07)	$(3.82)	$(3.89)
10/31/2015	31.81	(0.07)	0.75		0.68	(0.40)	(2.93)	(3.33)
10/31/2014	32.07	(0.09)	2.13		2.04	(1.18)	(1.12)	(2.30)
10/31/2013	24.35	0.04	8.73		8.77	–	(1.05)	(1.05)
10/31/2012	22.47	(0.09)	2.04		1.95	–	(0.07)	(0.07)

Class R3
10/31/2016	29.30	(0.09)	0.19		0.10	(0.12)	(3.82)	(3.94)
10/31/2015	31.93	(0.05)	0.76		0.71	(0.41)	(2.93)	(3.34)
10/31/2014	32.18	(0.05)	2.13		2.08	(1.21)	(1.12)	(2.33)
10/31/2013	24.41	0.04	8.78		8.82	–	(1.05)	(1.05)
10/31/2012	22.50	(0.07)	2.05		1.98	–	(0.07)	(0.07)

Class R4
10/31/2016	29.79	(0.07)	0.23		0.16	(0.23)	(3.82)	(4.05)
6/30/2015 to 10/31/2015(c)	31.87	(0.03)	(2.05	)(d)	(2.08)	–	–	–

Class R5
10/31/2016	30.20	0.04	0.19		0.23	(0.26)	(3.82)	(4.08)
6/30/2015 to 10/31/2015(c)	32.28	–	(2.08	)(d)	(2.08)	–	–	–

Class R6
10/31/2016	30.20	– (g)	0.23		0.23	(0.27)	(3.82)	(4.09)
6/30/2015 to 10/31/2015(c)	32.28	– (g)	(2.08	)(d)	(2.08)	–	–	–

*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $0.01.

84	See Notes to Financial Statements.

			Ratios to Average Net Assets:*						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$25.34	0.57		0.62		0.90		(0.45)		$2,704	12.50
29.16	2.16		0.60		0.88		(0.22)		2,704	8.24
31.81	6.55		0.60		0.88		(0.30)		3,479	5.42
32.07	37.49		0.60		0.89		0.14		2,738	8.12
24.35	8.73		0.60		0.92		(0.39)		2,982	3.84
25.46	0.68		0.52		0.80		(0.35)		34,223	12.50
29.30	2.28		0.50		0.78		(0.17)		36,656	8.24
31.93	6.62		0.50		0.78		(0.15)		36,695	5.42
32.18	37.60		0.50		0.79		0.13		34,574	8.12
24.41	8.85		0.50		0.82		(0.30)		29,663	3.84
25.90	0.91		0.28		0.55		(0.27)		278	12.50
29.79	(6.53	)(e)	0.25	(f)	0.53	(f)	(0.25	)(f)	9	8.24
26.35	1.19		–		0.30		0.16		9	12.50
30.20	(6.44	)(e)	0.00	(f)	0.28	(f)	0.00	(f)	9	8.24
26.34	1.17		0.03		0.17		(0.01)		675	12.50
30.20	(6.44	)(e)	0.00	(f)	0.12	(f)	0.03	(f)	9	8.24

See Notes to Financial Statements.	85

Financial Highlights

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2016	$13.32	$0.19	$0.34	$0.53	$(0.17)	$(1.14)	$(1.31)
10/31/2015	16.00	0.15	0.04	0.19	(0.10)	(2.77)	(2.87)
10/31/2014	16.83	0.07	1.67	1.74	(0.04)	(2.53)	(2.57)
10/31/2013	13.08	0.07	3.92	3.99	(0.09)	(0.15)	(0.24)
10/31/2012	12.51	0.09	0.77	0.86	(0.02)	(0.27)	(0.29)

Class B
10/31/2016	12.24	0.10	0.30	0.40	(0.06)	(1.14)	(1.20)
10/31/2015	14.92	0.04	0.05	0.09	–	(2.77)	(2.77)
10/31/2014	15.91	(0.03)	1.57	1.54	–	(2.53)	(2.53)
10/31/2013	12.36	(0.02)	3.72	3.70	– (d)	(0.15)	(0.15)
10/31/2012	11.89	0.01	0.73	0.74	–	(0.27)	(0.27)

Class C
10/31/2016	12.14	0.09	0.31	0.40	(0.07)	(1.14)	(1.21)
10/31/2015	14.83	0.04	0.04	0.08	– (d)	(2.77)	(2.77)
10/31/2014	15.83	(0.03)	1.56	1.53	–	(2.53)	(2.53)
10/31/2013	12.31	(0.02)	3.70	3.68	(0.01)	(0.15)	(0.16)
10/31/2012	11.85	– (d)	0.73	0.73	–	(0.27)	(0.27)

Class F
10/31/2016	13.23	0.21	0.33	0.54	(0.19)	(1.14)	(1.33)
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
10/31/2014	16.77	0.10	1.67	1.77	(0.08)	(2.53)	(2.61)
10/31/2013	13.03	0.11	3.90	4.01	(0.12)	(0.15)	(0.27)
10/31/2012	12.47	0.12	0.76	0.88	(0.05)	(0.27)	(0.32)

Class I
10/31/2016	13.40	0.23	0.34	0.57	(0.21)	(1.14)	(1.35)
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
10/31/2014	16.93	0.12	1.69	1.81	(0.10)	(2.53)	(2.63)
10/31/2013	13.15	0.13	3.94	4.07	(0.14)	(0.15)	(0.29)
10/31/2012	12.59	0.13	0.76	0.89	(0.06)	(0.27)	(0.33)

Class P
10/31/2016	13.10	0.17	0.33	0.50	(0.14)	(1.14)	(1.28)
10/31/2015	15.79	0.12	0.04	0.16	(0.08)	(2.77)	(2.85)
10/31/2014	16.64	0.05	1.65	1.70	(0.02)	(2.53)	(2.55)
10/31/2013	12.92	0.06	3.88	3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.36	0.07	0.77	0.84	(0.01)	(0.27)	(0.28)

86	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$12.54	4.36	0.98	1.60	$1,653,389	135.08
13.32	1.18	0.97	1.09	2,027,292	149.38
16.00	11.65	1.05	0.43	2,683,790	112.68
16.83	31.11	1.06	0.50	3,031,190	87.47
13.08	7.17	1.09	0.68	2,439,466	83.80	(c)
11.44	3.65	1.73	0.87	15,928	135.08
12.24	0.37	1.72	0.34	28,798	149.38
14.92	10.91	1.71	(0.23)	45,475	112.68
15.91	30.32	1.71	(0.12)	62,409	87.47
12.36	6.47	1.74	0.04	76,533	83.80	(c)
11.33	3.59	1.73	0.85	544,649	135.08
12.14	0.40	1.72	0.34	713,824	149.38
14.83	10.90	1.71	(0.22)	986,381	112.68
15.83	30.30	1.71	(0.15)	1,012,597	87.47
12.31	6.41	1.74	0.03	802,053	83.80	(c)
12.44	4.48	0.83	1.76	304,083	135.08
13.23	1.35	0.82	1.25	436,263	149.38
15.93	11.93	0.81	0.68	793,101	112.68
16.77	31.49	0.82	0.75	716,579	87.47
13.03	7.40	0.84	0.93	598,688	83.80	(c)
12.62	4.64	0.73	1.87	142,316	135.08
13.40	1.37	0.72	1.36	236,867	149.38
16.11	12.05	0.71	0.78	449,870	112.68
16.93	31.66	0.72	0.84	531,676	87.47
13.15	7.43	0.74	1.00	394,842	83.80	(c)
12.32	4.17	1.18	1.40	10,798	135.08
13.10	0.94	1.17	0.90	13,733	149.38
15.79	11.51	1.16	0.32	21,373	112.68
16.64	31.08	1.17	0.42	26,424	87.47
12.92	7.03	1.19	0.58	27,937	83.80	(c)

See Notes to Financial Statements.	87

Financial Highlights (concluded)

FUNDAMENTAL EQUITY FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2016	$13.05	$0.15	$0.33		$0.48	$(0.12)	$(1.14)	$(1.26)
10/31/2015	15.71	0.10	0.04		0.14	(0.03)	(2.77)	(2.80)
10/31/2014	16.57	0.03	1.64		1.67	– (d)	(2.53)	(2.53)
10/31/2013	12.87	0.04	3.87		3.91	(0.06)	(0.15)	(0.21)
10/31/2012	12.33	0.05	0.77		0.82	(0.01)	(0.27)	(0.28)

Class R3
10/31/2016	13.12	0.16	0.33		0.49	(0.13)	(1.14)	(1.27)
10/31/2015	15.80	0.11	0.06		0.17	(0.08)	(2.77)	(2.85)
10/31/2014	16.66	0.04	1.65		1.69	(0.02)	(2.53)	(2.55)
10/31/2013	12.94	0.05	3.89		3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.40	0.06	0.77		0.83	(0.02)	(0.27)	(0.29)

Class R4
10/31/2016	13.32	0.17	0.36		0.53	(0.19)	(1.14)	(1.33)
6/30/2015 to 10/31/2015(e)	13.52	0.05	(0.25	)(f)	(0.20)	–	–	–

Class R5
10/31/2016	13.41	0.17	0.40		0.57	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(e)	13.60	0.06	(0.25	)(f)	(0.19)	–	–	–

Class R6
10/31/2016	13.41	0.23	0.35		0.58	(0.21)	(1.14)	(1.35)
6/30/2015 to 10/31/2015(e)	13.60	0.06	(0.25	)(f)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.
(d)	Amount less than $0.01.
(e)	Commenced on June 30, 2015.
(f)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(g)	Not annualized.
(h)	Annualized.

88	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$12.27	3.97		1.33		1.25		$7,952	135.08
13.05	0.81		1.33		0.76		10,543	149.38
15.71	11.33		1.31		0.17		19,744	112.68
16.57	30.87		1.31		0.26		25,111	87.47
12.87	6.87		1.34		0.43		22,335	83.80	(c)
12.34	4.09		1.23		1.35		157,626	135.08
13.12	0.97		1.22		0.84		206,984	149.38
15.80	11.41		1.21		0.28		304,459	112.68
16.66	31.04		1.21		0.35		322,951	87.47
12.94	6.95		1.24		0.51		270,290	83.80	(c)
12.52	4.37		0.95		1.40		121	135.08
13.32	(1.48	)(g)	0.93	(h)	1.12	(h)	10	149.38
12.63	4.64		0.68		1.40		125	135.08
13.41	(1.40	)(g)	0.68	(h)	1.37	(h)	10	149.38
12.64	4.73		0.61		1.88		123	135.08
13.41	(1.40	)(g)	0.59	(h)	1.46	(h)	10	149.38

See Notes to Financial Statements.	89

Financial Highlights

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2016	$23.73	$0.03	$(0.24)	$(0.21)	$–	$(1.10)	$(1.10)
10/31/2015	23.08	(0.02)	1.96	1.94	–	(1.29)	(1.29)
10/31/2014	21.44	– (d)	3.01	3.01	–	(1.37)	(1.37)
10/31/2013	15.15	(0.03)	6.36	6.33	(0.04)	–	(0.04)
10/31/2012	14.50	(0.01)	0.66	0.65	–	–	–

Class B
10/31/2016	23.24	(0.13)	(0.24)	(0.37)	–	(1.10)	(1.10)
10/31/2015	22.79	(0.18)	1.92	1.74	–	(1.29)	(1.29)
10/31/2014	21.33	(0.15)	2.98	2.83	–	(1.37)	(1.37)
2/11/2013 to 10/31/2013(c)	16.56	(0.11)	4.88	4.77	–	–	–

Class C
10/31/2016	23.01	(0.14)	(0.23)	(0.37)	–	(1.10)	(1.10)
10/31/2015	22.57	(0.19)	1.92	1.73	–	(1.29)	(1.29)
10/31/2014	21.14	(0.15)	2.95	2.80	–	(1.37)	(1.37)
10/31/2013	15.02	(0.15)	6.30	6.15	(0.03)	–	(0.03)
10/31/2012	14.47	(0.11)	0.66	0.55	–	–	–

Class F
10/31/2016	23.87	0.06	(0.24)	(0.18)	–	(1.10)	(1.10)
10/31/2015	23.17	0.01	1.98	1.99	–	(1.29)	(1.29)
10/31/2014	21.49	0.04	3.01	3.05	–	(1.37)	(1.37)
10/31/2013	15.18	– (d)	6.39	6.39	(0.08)	–	(0.08)
10/31/2012	14.51	0.03	0.65	0.68	(0.01)	–	(0.01)

Class I
10/31/2016	23.95	0.08	(0.24)	(0.16)	–	(1.10)	(1.10)
10/31/2015	23.23	0.04	1.97	2.01	–	(1.29)	(1.29)
10/31/2014	21.51	0.06	3.03	3.09	–	(1.37)	(1.37)
10/31/2013	15.20	0.04	6.36	6.40	(0.09)	–	(0.09)
10/31/2012	14.51	0.04	0.67	0.71	(0.02)	–	(0.02)

90	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$22.42	(0.96)	0.85		0.98		0.12		$750,576	245.91
23.73	8.84	0.85		0.99		(0.09)		742,393	270.68
23.08	15.59	0.85		1.04		0.01		495,861	506.90
21.44	42.20	0.85		1.34		(0.14)		191,798	451.09	(e)
15.15	4.48	0.85		1.55		(0.06)		15,372	683.50
21.77	(1.74)	1.60		1.73		(0.60)		2,287	245.91
23.24	8.08	1.59		1.73		(0.81)		4,191	270.68
22.79	13.77	1.56		1.75		(0.69)		6,332	506.90
21.33	29.05 (f)	1.49	(g)	1.88	(g)	(0.82	)(g)	8,041	451.09	(e)
21.54	(1.72)	1.60		1.73		(0.64)		482,693	245.91
23.01	8.07	1.59		1.74		(0.84)		414,557	270.68
22.57	13.81	1.56		1.76		(0.71)		236,853	506.90
21.14	41.24	1.45		1.88		(0.79)		66,471	451.09	(e)
15.02	3.80	1.49		2.15		(0.70)		1,898	683.50
22.59	(0.82)	0.70		0.83		0.26		763,623	245.91
23.87	9.03	0.70		0.84		0.06		733,463	270.68
23.17	14.80	0.68		0.87		0.17		498,908	506.90
21.49	42.51	0.60		1.07		0.01		109,011	451.09	(e)
15.18	4.69	0.60		1.33		0.21		3,797	683.50
22.69	(0.73)	0.60		0.74		0.36		98,506	245.91
23.95	9.10	0.60		0.74		0.16		96,090	270.68
23.23	14.93	0.57		0.76		0.29		71,803	506.90
21.51	42.67	0.50		0.95		0.21		50,326	451.09	(e)
15.20	4.87	0.50		1.22		0.29		2,697	683.50

See Notes to Financial Statements.	91

Financial Highlights (concluded)

GROWTH LEADERS FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and Unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2016	$23.74	$(0.05)	$(0.24)	$(0.29)	$–	$(1.10)	$(1.10)
10/31/2015	23.17	(0.10)	1.96	1.86	–	(1.29)	(1.29)
10/31/2014	21.58	(0.07)	3.03	2.96	–	(1.37)	(1.37)
10/31/2013	15.19	0.04	6.38	6.42	(0.03)	–	(0.03)
10/31/2012	14.49	0.05	0.65	0.70	–	–	–

Class R3
10/31/2016	23.62	(0.04)	(0.23)	(0.27)	–	(1.10)	(1.10)
10/31/2015	23.03	(0.08)	1.96	1.88	–	(1.29)	(1.29)
10/31/2014	21.45	(0.04)	2.99	2.95	–	(1.37)	(1.37)
10/31/2013	15.16	(0.06)	6.38	6.32	(0.03)	–	(0.03)
10/31/2012	14.49	0.01	0.66	0.67	–	–	–

Class R4
10/31/2016	23.74	(0.01)	(0.21)	(0.22)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(h)	23.42	(0.01)	0.33	0.32	–	–	–

Class R5
10/31/2016	23.95	0.02	(0.17)	(0.15)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(h)	23.61	0.01	0.33	0.34	–	–	–

Class R6
10/31/2016	23.96	0.08	(0.22)	(0.14)	–	(1.10)	(1.10)
6/30/2015 to 10/31/2015(h)	23.61	0.02	0.33	0.35	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on February 11, 2013.
(d)	Amount less than $0.01.
(e)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.
(f)	Not annualized.
(g)	Annualized.
(h)	Commenced on June 30, 2015.

92	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$22.35	(1.35)	1.20		1.34		(0.24)		$1,267	245.91
23.74	8.49	1.20		1.34		(0.44)		593	270.68
23.17	14.24	1.18		1.37		(0.31)		342	506.90
21.58	42.62	0.58		1.70		0.22		44	451.09	(e)
15.19	4.83	0.48		1.22		0.31		10	683.50

22.25	(1.23)	1.10		1.24		(0.17)		13,471	245.91
23.62	8.58	1.10		1.24		(0.35)		13,501	270.68
23.03	14.34	1.07		1.26		(0.20)		10,191	506.90
21.45	41.98	1.00		1.39		(0.33)		8,289	451.09	(e)
15.16	4.62	0.72		1.42		0.08		11	683.50

22.42	(1.00)	0.85		1.00		(0.03)		1,735	245.91
23.74	1.37 (f)	0.87	(g)	0.99	(g)	(0.18	)(g)	10	270.68

22.70	(0.68)	0.60		0.75		0.08		3,700	245.91
23.95	1.44 (f)	0.60	(g)	0.72	(g)	0.09	(g)	10	270.68

22.72	(0.64)	0.50		0.63		0.34		1,534	245.91
23.96	1.48 (f)	0.48	(g)	0.60	(g)	0.21	(g)	10	270.68

See Notes to Financial Statements.	93

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	investment	end of
	period	income(a)	gain (loss)	operations	income	period
Class A
10/31/2016	$12.64	$0.27	$(0.72)	$(0.45)	$(0.16)	$12.03
10/31/2015	13.34	0.20	(0.75)	(0.55)	(0.15)	12.64
10/31/2014	13.97	0.17	(0.54)	(0.37)	(0.26)	13.34
10/31/2013	11.43	0.18	2.62	2.80	(0.26)	13.97
10/31/2012	11.25	0.28	0.12	0.40	(0.22)	11.43

Class B
10/31/2016	12.48	0.17	(0.70)	(0.53)	(0.03)	11.92
10/31/2015	13.15	0.10	(0.74)	(0.64)	(0.03)	12.48
10/31/2014	13.76	0.08	(0.53)	(0.45)	(0.16)	13.15
10/31/2013	11.26	0.09	2.60	2.69	(0.19)	13.76
10/31/2012	11.06	0.21	0.12	0.33	(0.13)	11.26

Class C
10/31/2016	12.45	0.18	(0.70)	(0.52)	(0.07)	11.86
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
10/31/2014	13.77	0.09	(0.54)	(0.45)	(0.18)	13.14
10/31/2013	11.27	0.09	2.61	2.70	(0.20)	13.77
10/31/2012	11.08	0.21	0.12	0.33	(0.14)	11.27

Class F
10/31/2016	12.55	0.29	(0.70)	(0.41)	(0.18)	11.96
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
10/31/2014	13.89	0.18	(0.51)	(0.33)	(0.30)	13.26
10/31/2013	11.36	0.18	2.64	2.82	(0.29)	13.89
10/31/2012	11.20	0.30	0.12	0.42	(0.26)	11.36

Class I
10/31/2016	12.73	0.33	(0.73)	(0.40)	(0.20)	12.13
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
10/31/2014	14.07	0.21	(0.53)	(0.32)	(0.31)	13.44
10/31/2013	11.51	0.22	2.64	2.86	(0.30)	14.07
10/31/2012	11.34	0.27	0.17	0.44	(0.27)	11.51

94	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

	Total
	expenses,
	after waivers		Net	Net assets,	Portfolio
Total	and/or	Total	investment	end of	turnover
return(b)	reimbursements	expenses	income	period	rate
(%)	(%)	(%)	(%)	(000)	(%)

(3.54)	1.12	1.31	2.29	$263,064	163.86
(4.16)	1.12	1.33	1.56	341,437	62.15
(2.67)	1.12	1.36	1.25	368,087	64.06
24.99	1.12	1.38	1.41	437,271	80.77
3.81	1.12	1.47	2.53	383,244	81.50

(4.23)	1.87	2.06	1.46	3,110	163.86
(4.86)	1.83	2.04	0.81	6,207	62.15
(3.33)	1.77	2.01	0.56	11,126	64.06
24.18	1.77	2.03	0.73	17,239	80.77
3.13	1.77	2.12	1.91	20,125	81.50

(4.21)	1.85	2.04	1.54	31,798	163.86
(4.86)	1.81	2.02	0.86	42,057	62.15
(3.31)	1.75	1.99	0.65	49,491	64.06
24.26	1.75	2.01	0.77	57,779	80.77
3.11	1.75	2.10	1.91	54,056	81.50

(3.24)	0.87	1.16	2.48	62,655	163.86
(3.99)	0.87	1.14	1.85	63,830	62.15
(2.46)	0.87	1.11	1.29	78,364	64.06
25.35	0.87	1.13	1.42	142,063	80.77
4.02	0.87	1.22	2.71	151,246	81.50

(3.15)	0.77	1.05	2.74	160,673	163.86
(3.83)	0.77	1.04	1.92	61,077	62.15
(2.34)	0.77	1.01	1.50	95,958	64.06
25.37	0.77	1.03	1.77	155,754	80.77
4.15	0.77	1.12	2.48	107,076	81.50

See Notes to Financial Statements.	95

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset		Net			Net asset
	value,	Net	realized and	Total from	Net	value,
	beginning of	investment	unrealized	investment	investment	end of
	period	income(a)	gain (loss)	operations	income	period
Class P
10/31/2016	$12.63	$0.25	$(0.71)	$(0.46)	$(0.14)	$12.03
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
10/31/2014	13.94	0.17	(0.55)	(0.38)	(0.25)	13.31
10/31/2013	11.39	0.16	2.63	2.79	(0.24)	13.94
10/31/2012	11.17	0.27	0.12	0.39	(0.17)	11.39

Class R2
10/31/2016	12.58	0.23	(0.71)	(0.48)	(0.11)	11.99
10/31/2015	13.29	0.17	(0.76)	(0.59)	(0.12)	12.58
10/31/2014	13.92	0.15	(0.55)	(0.40)	(0.23)	13.29
10/31/2013	11.41	0.15	2.61	2.76	(0.25)	13.92
10/31/2012	11.24	0.23	0.14	0.37	(0.20)	11.41

Class R3
10/31/2016	12.44	0.23	(0.70)	(0.47)	(0.13)	11.84
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
10/31/2014	13.77	0.16	(0.55)	(0.39)	(0.24)	13.14
10/31/2013	11.28	0.16	2.59	2.75	(0.26)	13.77
10/31/2012	11.11	0.26	0.12	0.38	(0.21)	11.28

Class R4
10/31/2016	12.63	0.27	(0.72)	(0.45)	(0.18)	12.00
6/30/2015 to 10/31/2015(c)	13.06	0.04	(0.47)	(0.43)	–	12.63

Class R5
10/31/2016	12.73	0.30	(0.72)	(0.42)	(0.20)	12.11
6/30/2015 to 10/31/2015(c)	13.15	0.05	(0.47)	(0.42)	–	12.73

Class R6
10/31/2016	12.74	0.17	(0.57)	(0.40)	(0.20)	12.14
6/30/2015 to 10/31/2015(c)	13.15	0.06	(0.47)	(0.41)	–	12.74

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

96	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

		Total
		expenses,
		after waivers			Net	Net assets,	Portfolio
Total		and/or	Total		investment	end of	turnover
return(b)		reimbursements	expenses		income	period	rate
(%)		(%)	(%)		(%)	(000)	(%)

(3.65)		1.32	1.51		2.12	$ 95	163.86
(4.38)		1.28	1.49		1.32	110	62.15
(2.77)		1.22	1.46		1.20	150	64.06
24.91		1.22	1.48		1.30	278	80.77
3.63		1.22	1.58		2.45	282	81.50

(3.85)		1.47	1.66		1.93	517	163.86
(4.48)		1.43	1.64		1.31	658	62.15
(2.89)		1.37	1.61		1.07	1,011	64.06
24.65		1.37	1.63		1.20	868	80.77
3.51		1.37	1.72		2.13	568	81.50

(3.79)		1.36	1.54		1.99	14,945	163.86
(4.35)		1.33	1.53		1.35	18,466	62.15
(2.85)		1.26	1.50		1.15	20,156	64.06
24.80		1.26	1.52		1.27	19,739	80.77
3.68		1.26	1.61		2.36	17,275	81.50

(3.55)		1.12	1.28		2.27	9	163.86

(3.29	)(d)	1.12 (e)	1.25	(e)	0.89 (e)	10	62.15

(3.31)		0.87	1.04		2.52	9	163.86

(3.19	)(d)	0.87 (e)	1.00	(e)	1.14 (e)	10	62.15

(3.14)		0.65	0.88		1.39	10,765	163.86

(3.12	)(d)	0.70 (e)	0.84	(e)	1.31 (e)	10	62.15

See Notes to Financial Statements.	97

Financial Highlights

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class A
10/31/2016	$7.05	$0.24	$(0.35)	$(0.11)	$(0.23)	$ –	$(0.23)
10/31/2015	8.75	0.25	(1.22)	(0.97)	(0.24)	(0.49)	(0.73)
10/31/2014	9.11	0.36	(0.31)	0.05	(0.41)	–	(0.41)
10/31/2013	7.80	0.33	1.31	1.64	(0.33)	–	(0.33)
10/31/2012	7.88	0.35	(0.08)	0.27	(0.35)	–	(0.35)

Class C
10/31/2016	6.99	0.19	(0.34)	(0.15)	(0.18)	–	(0.18)
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
10/31/2014	9.04	0.31	(0.31)	–	(0.36)	–	(0.36)
10/31/2013	7.75	0.28	1.29	1.57	(0.28)	–	(0.28)
10/31/2012	7.84	0.29	(0.07)	0.22	(0.31)	–	(0.31)

Class F
10/31/2016	7.06	0.25	(0.34)	(0.09)	(0.24)	–	(0.24)
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
10/31/2014	9.12	0.39	(0.30)	0.09	(0.44)	–	(0.44)
10/31/2013	7.81	0.36	1.30	1.66	(0.35)	–	(0.35)
10/31/2012	7.89	0.37	(0.08)	0.29	(0.37)	–	(0.37)

Class I
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
10/31/2014	9.14	0.42	(0.32)	0.10	(0.45)	–	(0.45)
10/31/2013	7.83	0.36	1.31	1.67	(0.36)	–	(0.36)
10/31/2012	7.91	0.38	(0.09)	0.29	(0.37)	–	(0.37)

Class R2
10/31/2016	7.19	0.22	(0.35)	(0.13)	(0.20)	–	(0.20)
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
10/31/2014	9.27	0.36	(0.32)	0.04	(0.39)	–	(0.39)
10/31/2013	7.94	0.32	1.32	1.64	(0.31)	–	(0.31)
10/31/2012	8.03	0.33	(0.08)	0.25	(0.34)	–	(0.34)

98	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$6.71	(1.52)	1.12	1.20	3.57	$ 419,886	57.71
7.05	(11.74)	1.12	1.19	3.14	710,835	76.52
8.75	0.47	1.12	1.24	3.99	1,000,763	72.26
9.11	21.54	1.12	1.27	3.94	954,305	78.39
7.80	3.60	1.12	1.36	4.59	618,824	84.81

6.66	(2.01)	1.87	1.95	2.85	86,306	57.71
6.99	(12.49)	1.84	1.90	2.40	142,492	76.52
8.68	(0.14)	1.77	1.89	3.42	191,120	72.26
9.04	20.70	1.77	1.92	3.33	143,807	78.39
7.75	2.95	1.76	2.01	3.88	74,664	84.81

6.73	(1.22)	0.91	1.05	3.78	111,056	57.71
7.06	(11.65)	0.90	1.00	3.38	210,696	76.52
8.77	0.83	0.87	0.99	4.24	322,648	72.26
9.12	21.80	0.87	1.02	4.23	228,586	78.39
7.81	3.83	0.87	1.11	4.79	128,360	84.81

6.75	(1.10)	0.81	0.95	3.90	710,951	57.71
7.08	(11.52)	0.80	0.91	3.50	1,080,845	76.52
8.79	0.93	0.77	0.89	4.53	963,200	72.26
9.14	21.86	0.77	0.92	4.28	1,005,558	78.39
7.83	3.91	0.77	1.01	5.00	893,066	84.81

6.86	(1.70)	1.47	1.55	3.28	680	57.71
7.19	(12.13)	1.44	1.51	2.80	1,029	76.52
8.92	0.33	1.37	1.49	3.86	1,298	72.26
9.27	21.13	1.37	1.52	3.73	860	78.39
7.94	3.32	1.34	1.60	4.24	464	84.81

See Notes to Financial Statements.	99

Financial Highlights (concluded)

INTERNATIONAL DIVIDEND INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
Class R3
10/31/2016	$7.11	$0.22	$(0.34)	$(0.12)	$(0.21)	$ –	$(0.21)
10/31/2015	8.83	0.23	(1.23)	(1.00)	(0.23)	(0.49)	(0.72)
10/31/2014	9.18	0.37	(0.32)	0.05	(0.40)	–	(0.40)
10/31/2013	7.86	0.35	1.29	1.64	(0.32)	–	(0.32)
10/31/2012	7.94	0.37	(0.12)	0.25	(0.33)	–	(0.33)

Class R4
10/31/2016	7.05	0.24	(0.35)	(0.11)	(0.23)	–	(0.23)
6/30/2015 to 10/31/2015(c)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)

Class R5
10/31/2016	7.08	0.26	(0.35)	(0.09)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

Class R6
10/31/2016	7.08	0.26	(0.34)	(0.08)	(0.25)	–	(0.25)
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

100	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$6.78	(1.58)		1.37	1.44		3.29	$12,697	57.71
7.11	(12.03)		1.34	1.40		2.93	12,680	76.52
8.83	0.41		1.27	1.39		4.03	11,273	72.26
9.18	21.30		1.27	1.42		4.11	5,200	78.39
7.86	3.39		1.27	1.50		4.80	33,065	84.81

6.71	(1.48)		1.12	1.16		3.57	9	57.71
7.05	(8.56	)(d)	1.12 (e)	1.15	(e)	2.02 (e)	9	76.52

6.74	(1.24)		0.87	0.92		3.81	9	57.71
7.08	(8.46	)(d)	0.87 (e)	0.90	(e)	2.28 (e)	9	76.52

6.75	(1.09)		0.80	0.82		3.88	9	57.71
7.08	(8.46	)(d)	0.80 (e)	0.80	(e)	2.34 (e)	9	76.52

See Notes to Financial Statements.	101

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
				Total
		Net	Net	from
	Net asset	invest-	realized	invest-
	value,	ment	and	ment	Net	Net	Total
	beginning	income	unrealized	opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)	tions	income	gain	butions
Class A
10/31/2016	$17.01	$0.13	$(0.30)	$(0.17)	$(0.10)	$(0.61)	$(0.71)
10/31/2015	16.22	0.09	1.36	1.45	(0.18)	(0.48)	(0.66)
10/31/2014	16.83	0.11	(0.51)	0.40	(0.21)	–	(0.21)
10/31/2013	13.17	0.10	3.82	3.92	(0.26)	–	(0.26)
10/31/2012	12.00	0.15	1.10	1.25	(0.08)	–	(0.08)

Class B
10/31/2016	16.11	– (c)	(0.27)	(0.27)	–	(0.61)	(0.61)
10/31/2015	15.37	(0.04)	1.30	1.26	(0.04)	(0.48)	(0.52)
10/31/2014	15.96	(0.03)	(0.46)	(0.49)	(0.10)	–	(0.10)
10/31/2013	12.49	– (c)	3.63	3.63	(0.16)	–	(0.16)
10/31/2012	11.36	0.06	1.07	1.13	–	–	–

Class C
10/31/2016	15.92	0.01	(0.28)	(0.27)	(0.01)	(0.61)	(0.62)
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
10/31/2014	15.84	(0.02)	(0.46)	(0.48)	(0.13)	–	(0.13)
10/31/2013	12.41	– (c)	3.61	3.61	(0.18)	–	(0.18)
10/31/2012	11.29	0.07	1.06	1.13	(0.01)	–	(0.01)

Class F
10/31/2016	16.88	0.15	(0.29)	(0.14)	(0.13)	(0.61)	(0.74)
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
10/31/2014	16.73	0.14	(0.50)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.09	0.17	3.76	3.93	(0.29)	–	(0.29)
10/31/2012	11.94	0.18	1.09	1.27	(0.12)	–	(0.12)

Class I
10/31/2016	17.44	0.17	(0.30)	(0.13)	(0.14)	(0.61)	(0.75)
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
10/31/2014	17.25	0.15	(0.51)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.49	0.15	3.91	4.06	(0.30)	–	(0.30)
10/31/2012	12.30	0.19	1.13	1.32	(0.13)	–	(0.13)

102	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

			Net
Net			invest-	Net
asset			ment	assets,	Portfolio
value,	Total	Total	income	end of	turnover
end of	return(b)	expenses	(loss)	period	rate
period	(%)	(%)	(%)	(000)	(%)

$16.13	(0.99)	1.35	0.82	$153,000	81.73
17.01	9.36	1.33	0.51	160,628	81.57
16.22	(2.39)	1.35	0.66	117,037	80.08
16.83	30.26	1.47	0.66	99,530	99.98
13.17	10.59	1.52	1.20	76,139	91.18

15.23	(1.72)	2.09	0.01	1,397	81.73
16.11	8.51	2.07	(0.24)	2,702	81.57
15.37	(3.09)	2.07	(0.16)	3,999	80.08
15.96	29.39	2.12	(0.03)	6,357	99.98
12.49	9.95	2.16	0.52	6,854	91.18

15.03	(1.75)	2.09	0.08	27,396	81.73
15.92	8.58	2.06	(0.23)	31,273	81.57
15.23	(3.12)	2.06	(0.10)	21,868	80.08
15.84	29.43	2.10	0.03	18,138	99.98
12.41	10.00	2.14	0.59	13,953	91.18

16.00	(0.84)	1.20	0.96	88,852	81.73
16.88	9.52	1.18	0.61	118,963	81.57
16.11	(2.21)	1.18	0.80	44,607	80.08
16.73	30.63	1.22	1.13	18,046	99.98
13.09	10.83	1.27	1.47	944	91.18

16.56	(0.75)	1.10	1.06	267,188	81.73
17.44	9.59	1.08	0.77	296,965	81.57
16.63	(2.10)	1.08	0.87	274,583	80.08
17.25	30.74	1.12	0.99	259,952	99.98
13.49	10.96	1.17	1.54	195,785	91.18

See Notes to Financial Statements.	103

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

		Per Share Operating Performance:
		Investment operations:				Distributions to shareholders from:
					Total
		Net	Net		from
	Net asset	invest-	realized		invest-
	value,	ment	and		ment	Net	Net	Total
	beginning	income	unrealized		opera-	investment	realized	distri-
	of period	(loss)(a)	gain (loss)		tions	income	gain	butions
Class P
10/31/2016	$17.27	$0.08	$(0.29)		$(0.21)	$(0.05)	$(0.61)	$(0.66)
10/31/2015	16.46	0.05	1.40		1.45	(0.16)	(0.48)	(0.64)
10/31/2014	17.08	0.07	(0.51)		(0.44)	(0.18)	–	(0.18)
10/31/2013	13.36	0.09	3.88		3.97	(0.25)	–	(0.25)
10/31/2012	12.17	0.14	1.12		1.26	(0.07)	–	(0.07)

Class R2
10/31/2016	16.81	0.08	(0.30)		(0.22)	(0.09)	(0.61)	(0.70)
10/31/2015	16.05	0.02	1.35		1.37	(0.13)	(0.48)	(0.61)
10/31/2014	16.69	0.04	(0.48)		(0.44)	(0.20)	–	(0.20)
10/31/2013	13.07	0.06	3.79		3.85	(0.23)	–	(0.23)
10/31/2012	11.90	0.11	1.11		1.22	(0.05)	–	(0.05)

Class R3
10/31/2016	16.73	0.11	(0.31)		(0.20)	(0.07)	(0.61)	(0.68)
10/31/2015	15.97	0.05	1.34		1.39	(0.15)	(0.48)	(0.63)
10/31/2014	16.57	0.07	(0.49)		(0.42)	(0.18)	–	(0.18)
10/31/2013	12.98	0.06	3.78		3.84	(0.25)	–	(0.25)
10/31/2012	11.84	0.13	1.09		1.22	(0.08)	–	(0.08)

Class R4
10/31/2016	17.01	0.09	(0.26)		(0.17)	(0.12)	(0.61)	(0.73)
6/30/2015 to 10/31/2015(d)	17.49	– (c)	(0.48	)(e)	(0.48)	–	–	–

Class R5
10/31/2016	17.44	0.18	(0.31)		(0.13)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(d)	17.92	0.02	(0.50	)(e)	(0.48)	–	–	–

Class R6
10/31/2016	17.45	0.17	(0.27)		(0.10)	(0.14)	(0.61)	(0.75)
6/30/2015 to 10/31/2015(d)	17.92	0.03	(0.50	)(e)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on June 30, 2015.
(e)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(f)	Not annualized.
(g)	Annualized.

104	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

					Net
Net					invest-	Net
asset					ment	assets,	Portfolio
value,	Total		Total		income	end of	turnover
end of	return(b)		expenses		(loss)	period	rate
period	(%)		(%)		(%)	(000)	(%)

$16.40	(1.17)		1.55		0.49	$363	81.73
17.27	9.15		1.53		0.29	595	81.57
16.46	(2.60)		1.53		0.38	872	80.08
17.08	30.19		1.57		0.57	1,096	99.98
13.36	10.49		1.62		1.14	929	91.18

15.89	(1.34)		1.71		0.49	2,520	81.73
16.81	8.92		1.68		0.15	935	81.57
16.05	(2.69)		1.68		0.26	198	80.08
16.69	29.97		1.72		0.40	201	99.98
13.07	10.35		1.76		0.90	91	91.18

15.85	(1.20)		1.59		0.67	18,124	81.73
16.73	9.11		1.56		0.29	9,161	81.57
15.97	(2.63)		1.56		0.39	6,000	80.08
16.57	30.14		1.62		0.45	6,133	99.98
12.98	10.49		1.65		1.11	6,212	91.18

16.11	(1.03)		1.38		0.57	1,883	81.73
17.01	(2.74	)(f)	1.35	(g)	0.03 (g)	10	81.57

16.56	(0.75)		1.13		1.06	2,751	81.73
17.44	(2.68	)(f)	1.10	(g)	0.28 (g)	10	81.57

16.60	(0.56)		0.94		1.00	1,843	81.73
17.45	(2.62	)(f)	0.93	(g)	0.48 (g)	13	81.57

See Notes to Financial Statements.	105

Financial Highlights

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
					Distributions
					to
					shareholders
		Investment operations:			from:

	Net asset	Net	Net			Net asset
	value,	investment	realized and	Total from	Net	value,
	beginning of	income	unrealized	investment	realized	end of
	period	(loss)(a)	gain (loss)	operations	gain	period
Class A
10/31/2016	$19.56	$ 0.02	$0.77	$0.79	$(1.40)	$18.95
10/31/2015	21.67	(0.01)	0.77	0.76	(2.87)	19.56
10/31/2014	21.44	(0.03)	2.16	2.13	(1.90)	21.67
10/31/2013	15.99	– (c)	5.45	5.45	–	21.44
10/31/2012	15.16	(0.03)	0.92	0.89	(0.06)	15.99

Class B
10/31/2016	18.12	(0.11)	0.70	0.59	(1.40)	17.31
10/31/2015	20.41	(0.15)	0.73	0.58	(2.87)	18.12
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.63	(0.12)	0.87	0.75	(0.06)	15.32

Class C
10/31/2016	18.11	(0.11)	0.71	0.60	(1.40)	17.31
10/31/2015	20.41	(0.15)	0.72	0.57	(2.87)	18.11
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.62	(0.13)	0.89	0.76	(0.06)	15.32

Class F
10/31/2016	19.85	0.04	0.79	0.83	(1.40)	19.28
10/31/2015	21.92	0.02	0.78	0.80	(2.87)	19.85
10/31/2014	21.62	0.02	2.18	2.20	(1.90)	21.92
10/31/2013	16.07	0.05	5.50	5.55	–	21.62
10/31/2012	15.20	0.01	0.92	0.93	(0.06)	16.07

Class I
10/31/2016	20.16	0.06	0.80	0.86	(1.40)	19.62
10/31/2015	22.20	0.04	0.79	0.83	(2.87)	20.16
10/31/2014	21.85	0.05	2.20	2.25	(1.90)	22.20
10/31/2013	16.23	0.06	5.56	5.62	–	21.85
10/31/2012	15.34	0.02	0.93	0.95	(0.06)	16.23

Class P
10/31/2016	19.36	(0.02)	0.76	0.74	(1.40)	18.70
10/31/2015	21.51	(0.05)	0.77	0.72	(2.87)	19.36
10/31/2014	21.32	(0.05)	2.14	2.09	(1.90)	21.51
10/31/2013	15.90	(0.07)	5.49	5.42	–	21.32
10/31/2012	15.09	(0.04)	0.91	0.87	(0.06)	15.90

106	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

		Net
		investment	Net assets,	Portfolio
Total	Total	income	end of	turnover
return(b)	expenses	(loss)	period	rate
(%)	(%)	(%)	(000)	(%)

4.33	1.17	0.09	$959,416	36.93
3.67	1.17	(0.05)	1,026,959	46.88
10.72	1.26	(0.13)	1,316,790	53.81
34.08	1.28	(0.01)	1,372,436	69.49	(d)
5.89	1.31	(0.19)	870,567	58.84

3.51	1.92	(0.65)	7,296	36.93
2.93	1.92	(0.79)	11,521	46.88
10.02	1.91	(0.78)	18,752	53.81
33.29	1.93	(0.68)	24,911	69.49	(d)
5.14	1.96	(0.83)	13,315	58.84

3.57	1.92	(0.66)	330,066	36.93
2.87	1.92	(0.80)	356,709	46.88
10.02	1.91	(0.79)	404,787	53.81
33.29	1.93	(0.66)	400,420	69.49	(d)
5.21	1.96	(0.83)	248,357	58.84

4.48	1.02	0.23	663,069	36.93
3.84	1.02	0.09	557,742	46.88
10.97	1.02	0.11	550,524	53.81
34.54	1.03	0.26	456,370	69.49	(d)
6.13	1.06	0.06	369,321	58.84

4.57	0.92	0.34	470,399	36.93
3.94	0.92	0.20	557,008	46.88
11.10	0.92	0.21	647,442	53.81
34.63	0.93	0.33	675,593	69.49	(d)
6.21	0.97	0.15	411,546	58.84

4.10	1.37	(0.11)	36,327	36.93
3.50	1.37	(0.25)	42,225	46.88
10.58	1.36	(0.23)	49,179	53.81
34.09	1.37	(0.34)	54,081	69.49	(d)
5.78	1.41	(0.24)	918	58.84

See Notes to Financial Statements.	107

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

		Per Share Operating Performance:
						Distributions
						to
						shareholders
		Investment operations:				from:

	Net asset	Net	Net				Net asset
	value,	investment	realized and		Total from	Net	value,
	beginning of	income	unrealized		investment	realized	end of
	period	(loss)(a)	gain (loss)		operations	gain	period
Class R2
10/31/2016	$ 19.08	$(0.05)	$ 0.75		$ 0.70	$(1.40)	$18.38
10/31/2015	21.27	(0.08)	0.76		0.68	(2.87)	19.08
10/31/2014	21.13	(0.08)	2.12		2.04	(1.90)	21.27
10/31/2013	15.79	(0.04)	5.38		5.34	–	21.13
10/31/2012	15.01	(0.07)	0.91		0.84	(0.06)	15.79

Class R3
10/31/2016	19.20	(0.03)	0.75		0.72	(1.40)	18.52
10/31/2015	21.37	(0.06)	0.76		0.70	(2.87)	19.20
10/31/2014	21.20	(0.06)	2.13		2.07	(1.90)	21.37
10/31/2013	15.83	(0.03)	5.40		5.37	–	21.20
10/31/2012	15.03	(0.05)	0.91		0.86	(0.06)	15.83

Class R4
10/31/2016	19.57	(0.01)	0.79		0.78	(1.40)	18.95
6/30/2015 to 10/31/2015(e)	20.33	– (c)	(0.76	)(f)	(0.76)	–	19.57

Class R5
10/31/2016	20.16	0.05	0.82		0.87	(1.40)	19.63
6/30/2015 to 10/31/2015(e)	20.93	0.01	(0.78	)(f)	(0.77)	–	20.16

Class R6
10/31/2016	20.17	0.09	0.80		0.89	(1.40)	19.66
6/30/2015 to 10/31/2015(e)	20.93	0.02	(0.78	)(f)	(0.76)	–	20.17

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.
(e)	Commenced on June 30, 2015.
(f)	The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(g)	Not annualized.
(h)	Annualized.

108	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

				Net
				investment		Net assets,	Portfolio
Total		Total		income		end of	turnover
return(b)		expenses		(loss)		period	rate
(%)		(%)		(%)		(000)	(%)

3.94		1.52		(0.26)		$6,245	36.93
3.33		1.53		(0.40)		7,120	46.88
10.42		1.52		(0.38)		10,364	53.81
33.82		1.53		(0.24)		13,922	69.49 (d)
5.61		1.56		(0.44)		11,056	58.84

4.03		1.42		(0.16)		99,544	36.93
3.42		1.42		(0.30)		114,489	46.88
10.54		1.41		(0.29)		133,353	53.81
33.92		1.43		(0.17)		130,597	69.49 (d)
5.74		1.46		(0.35)		86,441	58.84

4.28		1.14		(0.06)		2,929	36.93

(3.74	)(g)	1.15	(h)	(0.07	)(h)	10	46.88

4.62		0.89		0.24		42,825	36.93

(3.68	)(g)	0.89	(h)	0.19	(h)	10	46.88

4.72		0.79		0.46		56,533	36.93

(3.63	)(g)	0.82	(h)	0.28	(h)	29,039	46.88

See Notes to Financial Statements.	109

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993.

The Trust currently consists of nine active funds. This report covers the following seven funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes during the year ended October 31, 2016:

Funds	Share Classes
Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)	A, B, C, F, I, R2, R3, R4, R5 and R6
Lord Abbett International Core Equity Fund (“International Core Equity Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)	A, C, F, I, R2, R3, R4, R5 and R6
Lord Abbett International Opportunities Fund (“International Opportunities Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6
Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)	A, B, C, F, I, P, R2, R3, R4, R5 and R6

The Funds no longer issue Class B shares for purchase. The Funds’ Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Funds’ prospectus. As of the date of this report, Alpha Strategy Fund has not issued Class P shares.

Each of Alpha Strategy Fund’s, International Core Equity Fund’s, International Opportunities Fund’s, and Value Opportunities Fund’s investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests principally in other funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Fundamental Equity Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. Growth Leaders Fund’s investment objective is to seek capital appreciation. International Dividend Income Fund’s investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Notes to Financial Statements (continued)

Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in

Notes to Financial Statements (continued)

accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2013 through October 31, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized loss on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency related transactions in each Fund’s Statement of Operations.

Notes to Financial Statements (continued)

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk–for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

Notes to Financial Statements (continued)

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of October 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

For the year ended October 31, 2016, the effective management fee, net of any applicable waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Alpha Strategy Fund	.00	%(1)
Fundamental Equity Fund	.53	%(2)
Growth Leaders Fund	.41	%(3)
International Core Equity Fund	.51	%(4)
International Dividend Income Fund	.61	%(4)
International Opportunities Fund	.75	%(5)
Value Opportunities Fund	.71	%(6)

(1)	The management fee for Alpha Strategy Fund is based on the Fund’s average daily net assets at an annual rate of .10%. For the fiscal year ended October 31, 2016 and continuing through February 28, 2017, Lord Abbett has contractually agreed to waive its management fee at an annual rate of .05%. For the fiscal year ended October 31, 2016, Lord Abbett voluntarily waived the remainder of its management fee at an annual rate of .05%. Lord Abbett may discontinue the voluntary waiver or change the level of its voluntary waiver at any time.

(2)	The management fee for Fundamental Equity Fund is based on the Fund’s average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

Notes to Financial Statements (continued)

(3)	The management fee for Growth Leaders Fund is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.55%
Over $2 billion	.50%

(4)	The management fee for International Core Equity Fund and International Dividend Income Fund are based on each Fund’s average daily net assets at the following annual rates:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

(5)	The management fee for International Opportunities Fund is based on the average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(6)	The management fee for Value Opportunities Fund is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Next $3 billion	.65%
Over $5 billion	.58%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Alpha Strategy Fund did not pay such fee during the period from November 1, 2015 to April 30, 2016. For the period May 1, 2016 to October 31, 2016, Alpha Strategy Fund paid such fee.

For the fiscal year ended October 31, 2016 and continuing through February 28, 2017, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

			Funds
	Growth		International	International
	Leaders		Core Equity	Dividend Income
Classes	Fund		Fund	Fund
A, B, C, P, R2, R3, R4 and R5	0.60%		0.87%	0.87%
F and I	0.60%		0.77%	0.81%
R6	0.50%	*	0.70%	0.80%

*	0.49% prior to March 1, 2016.

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Funds’ Board.

During the fiscal year ended October 31, 2016 and continuing through December 31, 2016, Alpha Strategy Fund entered into a Servicing Arrangement with the Underlying Funds in which it invests, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds in Alpha Strategy Fund’s Statement of Operations and Receivables from affiliates on Alpha Strategy Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with the Underlying Funds. As a result, Alpha Strategy Fund will bear its expenses fully beginning as of that date.

Notes to Financial Statements (continued)

In addition, during the fiscal year ended October 31, 2016 and continuing through December 31, 2016, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Dividend Income Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense of each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully beginning as of that date.

As of October 31, 2016, the percentages of Fundamental Equity Fund’s, Growth Leaders Fund’s, International Core Equity Fund’s, International Dividend Income Fund’s, International Opportunities Fund’s and Value Opportunities Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Growth	International	International	International	Value
	Fundamental	Leaders	Core Equity	Dividend	Opportunities	Opportunities
Fund of Funds	Equity Fund	Fund	Fund	Income Fund	Fund	Fund
Alpha Strategy Fund	–	–	–	–	39.23%	8.10%
Diversified Equity Strategy Fund	1.28%	1.71%	5.42%	–	3.46%	0.89%
Multi-Asset Balanced Opportunity Fund	–	–	7.83%	18.24%	–	–
Multi-Asset Global Opportunity Fund	–	–	1.02%	6.88%	–	–
Multi-Asset Growth Fund	–	–	4.43%	14.21%	–	–
Multi-Asset Income Fund	–	–	7.29%	10.16%	–	–

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F(1)	Class P(2)	Class R2	Class R3	Class R4
Service	.25%	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Fundamental Equity Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund only.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2016:

Notes to Financial Statements (continued)

	Distributor	Dealers’
	Commissions	Concessions
Alpha Strategy Fund	$153,492	$847,486
Fundamental Equity Fund	174,458	956,101
Growth Leaders Fund	549,175	3,141,552
International Core Equity Fund	47,068	255,352
International Dividend Income Fund	125,060	660,566
International Opportunities Fund	71,213	381,997
Value Opportunities Fund	365,578	1,988,455

Distributor received the following amount of CDSCs for the fiscal year ended October 31, 2016:

	Class A	Class C
Alpha Strategy Fund	$3,378	$19,419
Fundamental Equity Fund	5,665	11,333
Growth Leaders Fund	24,803	118,167
International Core Equity Fund	242	3,533
International Dividend Income Fund	8,722	14,628
International Opportunities Fund	2,351	7,090
Value Opportunities Fund	2,311	13,184

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid quarterly for International Dividend Income Fund and annually for Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

Subsequent to the Funds’ fiscal year ended October 31, 2016, year-end distributions were paid. The approximate amounts were as follows:

	Net	Net
	Investment	Long-Term
	Income	Capital Gain	Record Date	Ex-Date
Alpha Strategy Fund	$–	$125,575,000	December 20, 2016	December 21, 2016
Fundamental Equity Fund	40,226,000	105,931,000	November 21, 2016	November 22, 2016
International Core Equity Fund	11,750,000	–	December 15, 2016	December 16, 2016
International Dividend Income Fund	3,671,000	–	December 15, 2016	December 16, 2016
International Opportunities Fund	4,402,000	–	December 15, 2016	December 16, 2016
Value Opportunities Fund	1,829,000	160,562,000	November 21, 2016	November 22, 2016

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Alpha Strategy Fund		Fundamental Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$6,087,708	$17,527,867	$41,598,137	$225,917,626
Net long-term capital gains	162,272,374	118,549,905	311,273,845	712,708,155
Total distributions paid	$168,360,082	$136,077,772	$352,871,982	$938,625,781

	Growth Leaders Fund		International Core Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$86,118,259	$73,120,882	$6,595,906	$6,527,984
Net long-term capital gains	10,007,653	925,072	–	–
Total distributions paid	$96,125,912	$74,045,954	$6,595,906	$6,527,984

	International Dividend Income Fund		International Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$56,293,614	$81,607,020	$10,345,359	$5,964,486
Net long-term capital gains	–	141,434,115	16,340,480	13,687,933
Total distributions paid	$56,293,614	$223,041,135	$26,685,839	$19,652,419

	Value Opportunities Fund
	Year Ended	Year Ended
	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$–	$65,969,568
Net long-term capital gains	191,979,908	343,597,289
Total distributions paid	$191,979,908	$409,566,857

Notes to Financial Statements (continued)

As of October 31, 2016, the components of accumulated gains (losses) on a tax-basis were as follows:

	Alpha	Fundamental
	Strategy Fund	Equity Fund
Undistributed ordinary income - net	$–	$32,870,857
Undistributed long-term capital gains	125,573,836	105,913,451
Total undistributed earnings	125,573,836	138,784,308
Temporary differences	(2,999,150)	(796,100)
Unrealized gains - net	6,207,252	313,507,694
Total accumulated gains - net	$128,781,938	$451,495,902

	Growth	International
	Leaders Fund	Core Equity Fund
Undistributed ordinary income - net	$–	$11,189,127
Total undistributed earnings	–	11,189,127
Capital loss carryforwards*	(50,721,751)	(243,231,039)
Temporary differences	(730,007)	(141,928)
Unrealized gains - net	118,170,986	10,726,761
Total accumulated gains (losses) - net	$66,719,228	$(221,457,079)

		International
	International	Opportunities
	Dividend Income Fund	Fund
Undistributed ordinary income - net	$4,321,841	$4,145,494
Total undistributed earnings	4,321,841	4,145,494
Capital loss carryforwards*	(376,705,020)	(25,099,463)
Temporary differences	(212,052)	(75,363)
Unrealized gains (losses) - net	(100,887,775)	26,727,846
Total accumulated gains (losses) - net	$(473,483,006)	$5,698,514

	Value
	Opportunities Fund
Undistributed long-term capital gains	$160,560,473
Total undistributed earnings	160,560,473
Temporary differences	(399,799)
Unrealized gains - net	467,039,964
Total accumulated gains - net	$627,200,638

*	As of October 31, 2016, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2017	Indefinite	Total
Growth Leaders Fund	$–	$50,721,751	$50,721,751
International Core Equity Fund	198,263,766	44,967,273	243,231,039
International Dividend Income Fund	–	376,705,020	376,705,020
International Opportunities Fund	–	25,099,463	25,099,463

In accordance with the Regulated Investment Company Modernization Act of 2010, each Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The following Funds incurred and will elect to defer late-year ordinary losses during fiscal 2016 as follows:

Alpha Strategy Fund	$2,848,337
Growth Leaders Fund	614,242

As of October 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Alpha Strategy Fund	Fundamental Equity Fund	Growth Leaders Fund
Tax cost	$1,109,844,775	$2,524,206,484	$2,045,077,155
Gross unrealized gain	67,632,400	341,464,212	150,061,818
Gross unrealized loss	(61,425,148)	(27,956,518)	(31,890,832)
Net unrealized security gain	$6,207,252	$313,507,694	$118,170,986

	International Core Equity Fund	International Dividend Income Fund	International Opportunities Fund
Tax cost	$535,062,713	$1,415,777,935	$535,194,319
Gross unrealized gain	27,134,261	52,379,897	53,395,763
Gross unrealized loss	(16,300,622)	(153,129,265)	(26,426,651)
Net unrealized security gain (loss)	$10,833,639	$(100,749,368)	$26,969,112

	Value Opportunities Fund
Tax cost	$2,211,948,106
Gross unrealized gain	517,211,023
Gross unrealized loss	(50,171,059)
Net unrealized security gain	$467,039,964

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$9,379,651	$(9,379,651)	$–
Fundamental Equity Fund	(2,486,646)	2,486,646	–
Growth Leaders Fund	(316,898)	327,030	(10,132)
International Core Equity Fund	118,829	(118,829)	–
International Dividend Income Fund	(2,093,834)	2,093,834	–
International Opportunities Fund	416,706	(416,706)	–
Value Opportunities Fund	4,835,214	(387,981)	(4,447,233)

The permanent differences are primarily attributable to the tax treatment of net investment losses, certain distributions, certain expenses, foreign currency transactions, and certain securities.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2016 were as follows:

	Purchases	Sales
Alpha Strategy Fund	$146,203,866	$190,898,015
Fundamental Equity Fund	4,135,737,171	5,014,438,255
Growth Leaders Fund	5,370,896,144	5,236,523,692
International Core Equity Fund	877,375,786	813,935,152
International Dividend Income Fund	925,954,010	1,578,613,259
International Opportunities Fund	466,158,585	504,079,044
Value Opportunities Fund	946,701,605	1,086,957,375

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2016.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund entered into forward foreign currency exchange contracts for the year ended October 31, 2016 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of October 31, 2016, International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

	International Core Equity Fund	International Dividend Income Fund
Asset Derivatives(1)	Foreign Currency Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts	$966,235	$5,787,315

Liability Derivatives(2)
Forward Foreign Currency Exchange Contracts	$1,275,816	$4,664,631

Notes to Financial Statements (continued)

International Opportunities Fund
Asset Derivatives(1)	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts	$1,231,847

Liability Derivatives(2)
Forward Foreign Currency Exchange Contracts	$3,136,249

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
((2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended October 31, 2016, were as follows:

	International Core Equity Fund	International Dividend Income Fund
	Forward Currency Contracts	Forward Currency Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$2,539,901	$25,048,349
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$1,301,770	$15,728,753
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$194,485,675	$984,417,330

	International Opportunities Fund
	Foreign Currency Contracts
Net Realized Gain (Loss)(1)
Forward Foreign Currency Exchange Contracts	$3,135,737
Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$(2,583,481)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$221,019,115

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended October 31, 2016.
(1)	Statements of Operations location: Net realized gain on foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.
(3)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statements of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash

Notes to Financial Statements (continued)

collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

	Fundamental Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$62,659,243	$–	$62,659,243
Total	$62,659,243	$–	$62,659,243

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$62,659,243	$–	$–	$(62,659,243)	$–
Total	$62,659,243	$–	$–	$(62,659,243)	$–

	Growth Leaders Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$92,589,845	$–	$92,589,845
Total	$92,589,845	$–	$92,589,845

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$92,589,845	$–	$–	$(92,589,845)	$–
Total	$92,589,845	$–	$–	$(92,589,845)	$–

	International Core Equity Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 966,235	$–	$ 966,235
Repurchase Agreement	2,781,649	–	2,781,649
Total	$3,747,884	$–	$3,747,884

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$35,675	$(35,675)	$–	$–	$–
Fixed Income Clearing Corp.	2,781,649	–	–	(2,781,649)	–
Goldman Sachs	19,298	(19,298)	–	–	–
J.P. Morgan Chase	61,371	–	–	–	61,371
Morgan Stanley	342,243	(8,995)	(270,000)	–	63,248
Standard Chartered Bank	316,469	–	(260,000)	–	56,469
State Street Bank and Trust	191,179	(191,179)	–	–	–
Total	$3,747,884	$(255,147)	$(530,000)	$(2,781,649)	$181,088

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,275,816	$–	$1,275,816
Total	$1,275,816	$–	$1,275,816

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$174,258	$(35,675)	$(80,000)	$–	$58,583
Goldman Sachs	79,685	(19,298)	(30,000)	–	30,387
Morgan Stanley	8,995	(8,995)	–	–	–
State Street Bank and Trust	1,012,878	(191,179)	(730,000)	–	91,699
Total	$1,275,816	$(255,147)	$(840,000)	$–	$180,669

	International Dividend Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$5,787,315	$–	$5,787,315
Total	$5,787,315	$–	$5,787,315

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$249,923	$(249,923)	$–	$–	$–
Barclays Bank plc	2,211,563	(82,046)	(1,480,000)	–	649,517
Citibank	107,147	(107,147)	–	–	–
Goldman Sachs	447,190	(393,267)	(53,923)	–	–
J.P. Morgan Chase	251,916	(251,916)	–	–	–
Morgan Stanley	99,512	(27,424)	–	–	72,088
Standard Chartered Bank	2,110,740	(2,098,828)	(11,912)	–	–
State Street Bank and Trust	309,324	(309,324)	–	–	–
Total	$5,787,315	$(3,519,875)	$(1,545,835)	$–	$721,605

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$4,664,631	$–	$4,664,631
Total	$4,664,631	$–	$4,664,631

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$315,237	$(249,923)	$–	$–	$65,314
Barclays Bank plc	82,046	(82,046)	–	–	–
Citibank	109,265	(107,147)	–	–	2,118
Deutsche Bank AG	14,404	–	–	–	14,404
Goldman Sachs	393,267	(393,267)	–	–	–
J.P. Morgan Chase	469,408	(251,916)	(90,000)	–	127,492
Morgan Stanley	27,424	(27,424)	–	–	–
Standard Chartered Bank	2,098,828	(2,098,828)	–	–	–
State Street Bank and Trust	1,154,752	(309,324)	(800,000)	–	45,428
Total	$4,664,631	$(3,519,875)	$(890,000)	$–	$254,756

		International Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 1,231,847	$–	$ 1,231,847
Repurchase Agreement	22,084,491	–	22,084,491
Total	$23,316,338	$–	$23,316,338

Notes to Financial Statements (continued)

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$176,396	$(176,396)	$–	$–	$–
Fixed Income Clearing Corp.	22,084,491	–	–	(22,084,491)	–
Goldman Sachs	106,544	(106,544)	–	–	–
J.P. Morgan Chase	222,421	(84,335)	(138,086)	–	–
Morgan Stanley	24,238	(24,238)	–	–	–
State Street Bank and Trust	702,248	(262,867)	(390,000)	–	49,381
Total	$23,316,338	$(654,380)	$(528,086)	$(22,084,491)	$49,381

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$3,136,249	$–	$3,136,249
Total	$3,136,249	$–	$3,136,249

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$469,450	$(176,396)	$–	$–	$293,054
Barclays Bank plc	3,410	–	–	–	3,410
Citibank	7,447	–	–	–	7,447
Goldman Sachs	1,095,489	(106,544)	(988,945)	–	–
J.P. Morgan Chase	84,335	(84,335)	–	–	–
Morgan Stanley	410,972	(24,238)	(270,000)	–	116,734
Standard Chartered Bank	552,191	–	(540,000)	–	12,191
State Street Bank and Trust	262,867	(262,867)	–	–	–
UBS AG	250,088	–	(250,088)	–	–
Total	$3,136,249	$(654,380)	$(2,049,033)	$–	$432,836

	Value Opportunities Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$100,933,910	$–	$100,933,910
Total	$100,933,910	$–	$100,933,910

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$100,933,910	$–	$–	$(100,933,910)	$–
Total	$100,933,910	$–	$–	$(100,933,910)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2016.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of October 31, 2016.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended October 31, 2016, the Funds did not utilize the Facility.

11.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Funds, to participate in a joint lending and borrowing program. The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

Notes to Financial Statements (continued)

During the fiscal year ended October 31, 2016, two Funds of the Trust participated as a lenders in the Interfund Lending Program. The average amount loaned, interest rate and interest income were as follows:

		Average	Interest
Fund	Average Loan	Interest Rate	Income*
Fundamental Equity Fund	$38,040,503	0.6650%	$2,079
Growth Leaders Fund	$5,742,466	0.6650%	$314

* Included in the Statement of Operations.

There were no interfund loans outstanding as of October 31, 2016.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Alpha Strategy Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended October 31, 2016:

Alpha Strategy Fund

	Balance of			Balance of		Net Realized		Dividend
	Shares			Shares	Fair	Gain		Income
	Held at	Gross	Gross	Held at	Value at	11/1/2015 to		11/1/2015 to
Affiliated Issuer	10/31/2015	Additions	Sales	10/31/2016	10/31/2016	10/31/2016		10/31/2016
Lord Abbett Developing Growth Fund, Inc. – Class I	10,212,437	1,890,943	(1,181,997)	10,921,383	$217,117,103	$22,297,598	(a)	$–
Lord Abbett Securities Trust – International Opportunities Fund – Class I	14,820,884	741,714	(1,907,685)	13,654,913	226,125,360	17,484,905	(b)	2,001,129
Lord Abbett Securities Trust – Micro-Cap Growth Fund – Class I	6,442,039	2,239,857	(1,003,379)	7,678,517	109,034,939	24,891,330	(c)	–
Lord Abbett Securities Trust – Micro-Cap Value Fund – Class I	4,107,639	105,325	(962,079)	3,250,885	113,618,414	8,267,118	(d)	–
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class I	8,850,716	1,872,210	(1,855,846)	8,867,080	225,489,841	33,311,873	(e)	–
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	12,705,466	961,111	(2,215,692)	11,450,885	224,666,370	27,682,339	(f)	–
Total					$1,116,052,027	$133,935,163		$2,001,129

(a)	Includes $18,906,284 of distributed capital gains.
(b)	Includes $8,751,415 of distributed capital gains.
(c)	Includes $20,675,448 of distributed capital gains.
(d)	Includes $3,036,067 of distributed capital gains.
(e)	Includes $43,105,184 of distributed capital gains.
(f)	Includes $17,739,740 of distributed capital gains.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Large company stocks, in which Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund and International Dividend Income Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks. Small and mid-sized company stocks, in which Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund invest, may be less able to weather economic shifts or other adverse developments than those of larger, more established companies.

In general, Growth Leaders Fund employs a growth investing style and Fundamental Equity Fund, International Dividend Income Fund and Value Opportunities Fund employ a value investing style. Growth stocks generally are more volatile than value stocks. The price of value stocks may lag the market for long periods of time.

International Core Equity Fund, International Dividend Income Fund and International Opportunities Fund are subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies. Similarly, due to their investments in multinational and foreign companies, Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, and Value Opportunities Fund similarly may experience increased market, liquidity, currency, political, informational, and other risks.

International Dividend Income Fund is subject to the risks of investing in dividend paying stocks. Dividend paying stocks may be sensitive to changes in market interest rates, and the prices of such stocks may decline as rates rise. International Dividend Income Fund may be subject to the volatility of stocks that have high dividends per share due to recent decreases in their share prices.

Alpha Strategy Fund’s investments are concentrated in the Underlying Funds and, as a result, the Fund’s performance is directly related to their performance and subject to their risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Alpha Strategy Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,701,861	$68,590,147	3,873,964	$120,194,959
Converted from Class B*	147,789	3,684,404	144,500	4,428,542
Reinvestment of distributions	2,690,780	67,808,810	1,874,861	55,608,381
Shares reacquired	(5,487,466)	(142,043,052)	(4,487,732)	(138,427,381)
Increase (decrease)	52,964	$(1,959,691)	1,405,593	$41,804,501

Class B Shares
Shares sold	9,940	$232,007	13,442	$379,613
Reinvestment of distributions	52,429	1,194,846	55,791	1,518,640
Shares reacquired	(61,246)	(1,446,050)	(113,171)	(3,187,742)
Converted to Class A*	(163,815)	(3,684,404)	(157,919)	(4,428,542)
Decrease	(162,692)	$(3,703,601)	(201,857)	$(5,718,031)

Class C Shares
Shares sold	1,431,293	$32,204,862	1,822,858	$50,634,624
Reinvestment of distributions	1,611,971	36,204,864	1,035,610	27,847,560
Shares reacquired	(3,203,478)	(73,041,645)	(1,917,956)	(53,657,179)
Increase (decrease)	(160,214)	$(4,631,919)	940,512	$24,825,005

Class F Shares
Shares sold	3,361,417	$85,514,460	2,626,001	$81,100,949
Reinvestment of distributions	1,096,453	27,674,462	714,237	21,212,846
Shares reacquired	(4,696,551)	(119,928,932)	(2,476,491)	(76,332,204)
Increase (decrease)	(238,681)	$(6,740,010)	863,747	$25,981,591

Class I Shares
Shares sold	1,197,343	$27,894,935	152,896	$4,801,060
Reinvestment of distributions	183,234	4,679,787	117,541	3,527,389
Shares reacquired	(228,260)	(6,044,812)	(437,191)	(13,817,097)
Increase (decrease)	1,152,317	$26,529,910	(166,754)	$(5,488,648)

Class R2 Shares
Shares sold	42,706	$1,065,360	42,192	$1,256,292
Reinvestment of distributions	3,619	89,352	4,158	121,075
Shares reacquired	(32,344)	(829,710)	(62,989)	(1,937,941)
Increase (decrease)	13,981	$325,002	(16,639)	$(560,574)

Class R3 Shares
Shares sold	339,056	$8,553,804	305,299	$9,338,834
Reinvestment of distributions	198,882	4,930,278	130,616	3,819,223
Shares reacquired	(444,536)	(11,151,496)	(334,311)	(10,107,721)
Increase	93,402	$2,332,586	101,604	$3,050,336

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Alpha Strategy Fund		October 31, 2016		October 31, 2015
Class R4 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	12,514.58	$309,355	313.78	$10,000
Reinvestment of distributions	50.42	1,269	–	–
Shares reacquired	(2,148)	(52,916)	–	–
Increase	10,417	$257,708	313.78	$10,000

Class R5 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	157.65	$3,973	309.79	$10,000
Reinvestment of distributions	49.49	1,264	–	–
Shares reacquired	(157.65)	(3,902)	–	–
Increase	49.49	$1,335	309.79	$10,000

Class R6 Shares(a)
Shares sold	25,851	$704,910	309.79	$10,000
Reinvestment of distributions	49.52	1,266	–	–
Shares reacquired	(594.31)	(15,998)	–	–
Increase	25,306	$690,178	309.79	$10,000

		Year Ended		Year Ended
Fundamental Equity Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,125,774	$85,074,509	11,889,659	$161,233,919
Converted from Class B*	634,665	7,587,343	674,211	8,992,377
Reinvestment of distributions	15,344,862	184,905,854	33,212,561	443,387,370
Shares reacquired	(43,483,600)	(524,287,644)	(61,317,357)	(830,840,457)
Decrease	(20,378,299)	$(246,719,938)	(15,540,926)	$(217,226,791)

Class B Shares
Shares sold	27,626	$307,570	66,635	$825,600
Reinvestment of distributions	236,624	2,619,413	642,147	7,930,518
Shares reacquired	(532,097)	(5,862,298)	(672,389)	(8,346,215)
Converted to Class A*	(693,492)	(7,587,342)	(730,983)	(8,992,377)
Decrease	(961,339)	$(10,522,657)	(694,590)	$(8,582,474)

Class C Shares
Shares sold	2,685,317	$29,059,965	5,212,851	$64,245,185
Reinvestment of distributions	5,200,487	57,049,346	11,783,074	144,460,492
Shares reacquired	(18,614,064)	(203,545,733)	(24,725,022)	(306,733,625)
Decrease	(10,728,260)	$(117,436,422)	(7,729,097)	$(98,027,948)

Class F Shares
Shares sold	6,153,160	$74,838,270	6,208,465	$82,756,781
Reinvestment of distributions	2,862,952	34,183,648	8,695,953	115,134,419
Shares reacquired	(17,563,279)	(212,002,755)	(31,709,956)	(427,561,453)
Decrease	(8,547,167)	$(102,980,837)	(16,805,538)	$(229,670,253)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Fundamental Equity Fund		October 31, 2016		October 31, 2015
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,219,181	$14,523,390	4,729,463	$63,864,717
Reinvestment of distributions	1,818,427	22,002,971	5,576,627	74,782,574
Shares reacquired	(9,434,658)	(113,708,876)	(20,566,971)	(281,269,863)
Decrease	(6,397,050)	$(77,182,515)	(10,260,881)	$(142,622,572)

Class P Shares
Shares sold	86,346	$1,012,821	125,349	$1,671,285
Reinvestment of distributions	112,484	1,334,055	283,708	3,733,602
Shares reacquired	(370,654)	(4,411,638)	(714,726)	(9,487,970)
Decrease	(171,824)	$(2,064,762)	(305,669)	$(4,083,083)

Class R2 Shares
Shares sold	140,926	$1,652,619	204,955	$2,705,054
Reinvestment of distributions	53,991	638,713	138,382	1,816,959
Shares reacquired	(354,997)	(4,132,371)	(792,407)	(11,000,970)
Decrease	(160,080)	$(1,841,039)	(449,070)	$(6,478,957)

Class R3 Shares
Shares sold	1,180,295	$13,951,086	1,589,478	$21,040,784
Reinvestment of distributions	1,639,440	19,492,945	3,968,717	52,307,684
Shares reacquired	(5,827,361)	(68,903,142)	(9,043,976)	(121,943,430)
Decrease	(3,007,626)	$(35,459,111)	(3,485,781)	$(48,594,962)

Class R4 Shares(a)
Shares sold	9,549	$118,606	739.65	$10,000
Reinvestment of distributions	81	982	–	–
Shares reacquired	(676)	(8,498)	–	–
Increase	8,954	$111,090	739.65	$10,000

Class R5 Shares(a)
Shares sold	9,117	$116,754	735	$10,000
Reinvestment of distributions	82	988	–	–
Increase	9,199	$117,742	735	$10,000

Class R6 Shares(a)
Shares sold	9,431	$105,217	735.38	$10,001
Reinvestment of distributions	82	989	–	–
Shares reacquired	(484)	(5,831)	–	–
Increase	9,029	$100,375	735.38	$10,001
(a) Shares commenced on June 30, 2015.

		Year Ended		Year Ended
Growth Leaders Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	15,264,718	$337,560,393	15,770,496	$361,927,702
Converted from Class B*	55,316	1,212,606	59,092	1,359,056
Reinvestment of distributions	1,410,176	32,095,614	1,148,996	25,277,921
Shares reacquired	(14,529,407)	(317,731,181)	(7,183,725)	(164,150,442)
Increase	2,200,803	$53,137,432	9,794,859	$224,414,237

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Leaders Fund		October 31, 2016		October 31, 2015
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	19,280	$419,351	16,336	$370,974
Reinvestment of distributions	7,585	168,835	15,738	341,521
Shares reacquired	(45,401)	(1,011,070)	(69,515)	(1,551,349)
Converted to Class A*	(56,748)	(1,212,606)	(60,107)	(1,359,056)
Decrease	(75,284)	$(1,635,490)	(97,548)	$(2,197,910)

Class C Shares
Shares sold	9,177,319	$195,548,463	9,261,807	$207,326,087
Reinvestment of distributions	789,874	17,400,924	538,527	11,567,556
Shares reacquired	(5,574,461)	(118,105,343)	(2,277,713)	(50,799,246)
Increase	4,392,732	$94,844,044	7,522,621	$168,094,397

Class F Shares
Shares sold	21,475,824	$475,803,724	18,229,630	$421,672,703
Reinvestment of distributions	1,259,864	28,863,484	1,002,436	22,153,845
Shares reacquired	(19,656,010)	(429,600,892)	(10,037,981)	(229,415,492)
Increase	3,079,678	$75,066,316	9,194,085	$214,411,056

Class I Shares
Shares sold	1,128,081	$25,106,560	1,409,386	$32,621,478
Reinvestment of distributions	147,289	3,386,168	140,149	3,104,296
Shares reacquired	(946,064)	(20,987,194)	(629,631)	(14,588,043)
Increase	329,306	$7,505,534	919,904	$21,137,731

Class R2 Shares
Shares sold	52,314	$1,141,641	19,777	$461,212
Reinvestment of distributions	268	6,114	260	5,735
Shares reacquired	(20,844)	(456,005)	(9,815)	(230,023)
Increase	31,738	$691,750	10,222	$236,924

Class R3 Shares
Shares sold	205,129	$4,473,829	215,725	$4,921,192
Reinvestment of distributions	27,873	631,344	26,137	573,704
Shares reacquired	(199,031)	(4,395,915)	(112,799)	(2,581,441)
Increase	33,971	$709,258	129,063	$2,913,455

Class R4 Shares(a)
Shares sold	82,419	$1,777,881	427	$10,000
Reinvestment of distributions	21	470	–	–
Shares reacquired	(5,497)	(121,704)	–	–
Increase	76,943	$1,656,647	427	$10,000

Class R5 Shares(a)
Shares sold	170,194	$3,894,136	423.55	$10,000
Reinvestment of distributions	20	466	–	–
Shares reacquired	(7,631)	(175,323)	–	–
Increase	162,583	$3,719,279	423.55	$10,000

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Growth Leaders Fund		October 31, 2016		October 31, 2015
Class R6 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	79,288	$1,800,291	423.55	$10,000
Reinvestment of distributions	481	11,055	–	–
Shares reacquired	(12,689)	(289,519)	–	–
Increase	67,080	$1,521,827	423.55	$10,000

		Year Ended		Year Ended
International Core Equity Fund		October 31, 2016		October 31, 2015

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,211,314	$26,366,020	4,193,190	$54,446,897
Converted from Class B*	146,302	1,713,421	224,438	2,933,802
Reinvestment of distributions	354,489	4,236,145	310,070	3,950,295
Shares reacquired	(7,862,410)	(93,356,462)	(5,304,255)	(68,693,198)
Decrease	(5,150,305)	$(61,040,876)	(576,557)	$(7,362,204)

Class B Shares
Shares sold	5,090	$58,443	21,673	$279,684
Reinvestment of distributions	1,244	14,825	1,924	24,377
Shares reacquired	(95,516)	(1,121,471)	(145,796)	(1,872,858)
Converted to Class A*	(147,106)	(1,713,421)	(226,545)	(2,933,802)
Decrease	(236,288)	$(2,761,624)	(348,744)	$(4,502,599)

Class C Shares
Shares sold	233,644	$2,755,542	425,156	$5,496,648
Reinvestment of distributions	16,741	198,545	13,665	172,731
Shares reacquired	(946,769)	(11,092,209)	(828,050)	(10,615,629)
Decrease	(696,384)	$(8,138,122)	(389,229)	$(4,946,250)

Class F Shares
Shares sold	1,770,643	$20,883,435	1,255,673	$16,208,527
Reinvestment of distributions	72,915	864,770	87,549	1,106,621
Shares reacquired	(1,688,539)	(20,048,471)	(2,169,782)	(28,552,672)
Increase (decrease)	155,019	$1,699,734	(826,560)	$(11,237,524)

Class I Shares
Shares sold	10,295,009	$123,267,905	897,756	$11,671,127
Reinvestment of distributions	57,791	694,648	52,035	666,045
Shares reacquired	(1,902,046)	(23,028,997)	(3,291,855)	(43,443,304)
Increase (decrease)	8,450,754	$100,933,556	(2,342,064)	$(31,106,132)

Class P Shares
Shares sold	971	$11,398	769	$10,010
Reinvestment of distributions	101	1,208	81	1,034
Shares reacquired	(1,858)	(21,488)	(3,469)	(45,182)
Decrease	(786)	$(8,882)	(2,619)	$(34,138)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Core Equity Fund		October 31, 2016		October 31, 2015
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	7,444	$87,252	18,765	$241,118
Reinvestment of distributions	209	2,495	171	2,178
Shares reacquired	(16,794)	(198,505)	(42,699)	(556,709)
Decrease	(9,141)	$(108,758)	(23,763)	$(313,413)

Class R3 Shares
Shares sold	337,247	$3,937,387	422,703	$5,389,910
Reinvestment of distributions	14,835	174,918	15,641	196,610
Shares reacquired	(574,888)	(6,715,309)	(487,596)	(6,192,504)
Decrease	(222,806)	$(2,603,004)	(49,252)	$(605,984)

Class R4 Shares(a)
Shares sold	–	$–	766	$10,000
Reinvestment of distributions	11	138	–	–
Increase	11	$138	766	$10,000

Class R5 Shares(a)
Shares sold	–	$–	760.46	$10,000
Reinvestment of distributions	13	149	–	–
Increase	13	$149	760.46	$10,000

Class R6 Shares(a)
Shares sold	901,192	$11,065,181	760	$10,000
Reinvestment of distributions	13	151	–	–
Shares reacquired	(15,140)	(185,015)	–	–
Increase	886,065	$10,880,317	760	$10,000

		Year Ended		Year Ended
International Dividend Income Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,897,678	$59,337,179	34,157,964	$272,558,029
Reinvestment of distributions	2,373,082	15,886,465	10,387,158	81,737,095
Shares reacquired	(49,598,375)	(332,044,632)	(58,002,068)	(441,270,867)
Decrease	(38,327,615)	$(256,820,988)	(13,456,946)	$(86,975,743)

Class C Shares
Shares sold	878,682	$5,825,972	4,874,512	$38,668,585
Reinvestment of distributions	368,833	2,443,942	1,658,029	12,971,559
Shares reacquired	(8,678,584)	(57,649,616)	(8,147,609)	(62,688,521)
Decrease	(7,431,069)	$(49,379,702)	(1,615,068)	$(11,048,377)

Class F Shares
Shares sold	6,615,741	$44,392,810	15,483,920	$123,485,702
Reinvestment of distributions	588,468	3,950,449	2,880,914	22,721,013
Shares reacquired	(20,545,029)	(138,296,073)	(25,320,078)	(194,252,318)
Decrease	(13,340,820)	$(89,952,814)	(6,955,244)	$(48,045,603)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Dividend Income Fund		October 31, 2016		October 31, 2015
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	4,355,371	$29,265,107	63,634,025	$517,592,988
Reinvestment of distributions	4,690,904	31,556,414	12,012,645	94,446,085
Shares reacquired	(56,373,338)	(377,699,997)	(32,557,178)	(262,765,559)
Increase (decrease)	(47,327,063)	$(316,878,476)	43,089,492	$349,273,514

Class R2 Shares
Shares sold	27,058.7	$184,116	47,458	$377,000
Reinvestment of distributions	1,215	8,302	4,627	37,120
Shares reacquired	(72,190)	(489,261)	(54,530)	(431,260)
Decrease	(43,916.3)	$(296,843)	(2,445)	$(17,140)

Class R3 Shares
Shares sold	514,921	$3,476,402	673,339	$5,336,575
Reinvestment of distributions	57,109	385,878	129,406	1,025,596
Shares reacquired	(481,268)	(3,223,872)	(296,827)	(2,307,292)
Increase	90,762	$638,408	505,918	$4,054,879

Class R4 Shares(a)
Shares sold	–	$–	1,290	$10,000
Reinvestment of distributions	46	304	7	45
Increase	46	$304	1,297	$10,045

Class R5 Shares(a)
Shares sold	–	$–	1,285	$10,000
Reinvestment of distributions	48	326	8	51
Increase	48	$326	1,293	$10,051

Class R6 Shares(a)
Shares sold	–	$–	1,285	$10,000
Reinvestment of distributions	48	326	8	51
Increase	48	$326	1,293	$10,051

		Year Ended		Year Ended
International Opportunities Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,205,088	$51,449,371	4,674,746	$80,280,418
Converted from Class B*	40,727	644,781	49,429	827,168
Reinvestment of distributions	407,053	6,565,759	276,906	4,300,348
Shares reacquired	(3,609,366)	(57,013,749)	(2,772,430)	(45,665,589)
Increase	43,502	$1,646,162	2,228,651	$39,742,345

Class B Shares
Shares sold	7,659	$117,814	9,955	$161,488
Reinvestment of distributions	5,850	89,673	8,574	126,986
Shares reacquired	(46,481)	(703,040)	(58,994)	(937,947)
Converted to Class A*	(42,967)	(644,781)	(52,002)	(827,168)
Decrease	(75,939)	$(1,140,334)	(92,467)	$(1,476,641)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund		October 31, 2016		October 31, 2015
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	501,315	$7,581,584	857,829	$13,833,966
Reinvestment of distributions	74,489	1,127,012	48,814	714,146
Shares reacquired	(717,647)	(10,721,752)	(378,535)	(5,891,665)
Increase (decrease)	(141,843)	$(2,013,156)	528,108	$8,656,447

Class F Shares
Shares sold	4,287,342	$67,776,353	6,733,269	$115,198,773
Reinvestment of distributions	285,553	4,563,136	75,959	1,169,017
Shares reacquired	(6,066,514)	(94,284,169)	(2,530,053)	(41,734,979)
Increase (decrease)	(1,493,619)	$(21,944,680)	4,279,175	$74,632,811

Class I Shares
Shares sold	742,472	$11,868,315	2,086,280	$35,491,113
Reinvestment of distributions	729,325	12,048,452	754,491	11,988,860
Shares reacquired	(2,364,512)	(39,198,394)	(2,327,766)	(39,949,275)
Increase (decrease)	(892,715)	$(15,281,627)	513,005	$7,530,698

Class P Shares
Shares sold	4,010	$64,840	4,948	$84,028
Reinvestment of distributions	1,148	18,861	2,158	34,082
Shares reacquired	(17,475)	(277,935)	(25,601)	(408,320)
Decrease	(12,317)	$(194,234)	(18,495)	$(290,210)

Class R2 Shares
Shares sold	131,494	$2,064,548	54,884	$923,364
Reinvestment of distributions	567	9,039	261	4,015
Shares reacquired	(29,095)	(463,995)	(11,911)	(195,114)
Increase	102,966	$1,609,592	43,234	$732,265

Class R3 Shares
Shares sold	894,885	$14,178,267	270,606	$4,482,189
Reinvestment of distributions	23,820	378,261	15,641	239,311
Shares reacquired	(322,495)	(5,076,196)	(114,354)	(1,882,369)
Increase	596,210	$9,480,332	171,893	$2,839,131

Class R4 Shares(a)
Shares sold	118,621.48	$1,920,357	571.6	$10,000
Reinvestment of distributions	25.76	415	–	–
Shares reacquired	(2,386)	(39,059)	–	–
Increase	116,261.24	$1,881,713	571.6	$10,000

Class R5 Shares(a)
Shares sold	189,741	$3,157,089	558	$10,000
Reinvestment of distributions	25	417	–	–
Shares reacquired	(24,160)	(404,859)	–	–
Increase	165,606	$2,752,647	558	$10,000

Notes to Financial Statements (continued)

		Year Ended		Year Ended
International Opportunities Fund		October 31, 2016		October 31, 2015
Class R6 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	132,813.42	$2,236,515	765.22	$13,715
Reinvestment of distributions	37.36	620	–	–
Shares reacquired	(22,571)	(378,706)	–	(11)
Increase	110,279.78	$1,858,429	765.22	$13,704

		Year Ended		Year Ended
Value Opportunities Fund		October 31, 2016		October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,508,880	$191,757,917	6,946,059	$138,580,013
Converted from Class B*	162,424	2,931,720	228,109	4,528,890
Reinvestment of distributions	3,829,534	69,774,112	8,490,788	164,126,941
Shares reacquired	(16,364,241)	(300,451,414)	(23,931,040)	(476,865,936)
Decrease	(1,863,403)	$(35,987,665)	(8,266,084)	$(169,630,092)

Class B Shares
Shares sold	21,778	$363,010	29,738	$542,948
Reinvestment of distributions	46,017	771,244	129,984	2,342,305
Shares reacquired	(105,055)	(1,769,522)	(197,134)	(3,652,958)
Converted to Class A*	(177,149)	(2,931,720)	(245,486)	(4,528,890)
Decrease	(214,409)	$(3,566,988)	(282,898)	$(5,296,595)

Class C Shares
Shares sold	2,744,387	$46,310,029	1,754,567	$32,414,877
Reinvestment of distributions	1,416,764	23,744,964	2,692,059	48,510,902
Shares reacquired	(4,782,166)	(79,996,659)	(4,589,904)	(85,326,351)
Decrease	(621,015)	$(9,941,666)	(143,278)	$(4,400,572)

Class F Shares
Shares sold	14,223,196	$269,287,074	9,264,039	$189,741,767
Reinvestment of distributions	1,866,670	34,552,058	3,203,589	62,726,268
Shares reacquired	(9,790,352)	(181,206,332)	(9,484,403)	(191,683,885)
Increase	6,299,514	$122,632,800	2,983,225	$60,784,150

Class I Shares
Shares sold	2,079,301	$38,601,684	3,644,497	$75,270,484
Reinvestment of distributions	1,993,547	37,518,542	4,011,079	79,700,142
Shares reacquired	(7,727,105)	(143,468,732)	(9,191,123)	(190,561,288)
Decrease	(3,654,257)	$(67,348,506)	(1,535,547)	$(35,590,662)

Class P Shares
Shares sold	289,322	$5,195,262	327,233	$6,466,393
Reinvestment of distributions	167,787	3,021,853	337,411	6,464,784
Shares reacquired	(695,489)	(12,393,812)	(769,540)	(15,148,909)
Decrease	(238,380)	$(4,176,697)	(104,896)	$(2,217,732)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
Value Opportunities Fund		October 31, 2016		October 31, 2015
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	111,936	$1,998,982	119,878	$2,319,679
Reinvestment of distributions	13,618	241,441	39,381	744,696
Shares reacquired	(158,945)	(2,826,912)	(273,320)	(5,306,824)
Decrease	(33,391)	$(586,489)	(114,061)	$(2,242,449)

Class R3 Shares
Shares sold	938,971	$16,844,938	1,052,813	$20,695,808
Reinvestment of distributions	462,439	8,254,542	931,127	17,700,735
Shares reacquired	(1,990,444)	(35,433,934)	(2,261,573)	(44,481,384)
Decrease	(589,034)	$(10,334,454)	(277,633)	$(6,084,841)

Class R4 Shares(a)
Shares sold	181,108	$3,408,944	492	$10,000
Reinvestment of distributions	38	689	–	–
Shares reacquired	(27,094)	(519,823)	–	–
Increase	154,052	$2,889,810	492	$10,000

Class R5 Shares(a)
Shares sold	2,335,253	$45,222,883	477.78	$10,000
Reinvestment of distributions	35	669	–	–
Shares reacquired	(153,952)	(3,027,234)	–	–
Increase	2,181,336	$42,196,318	477.78	$10,000

Class R6 Shares(a)
Shares sold	1,726,267	$30,731,482	1,442,093	$29,751,358
Reinvestment of distributions	107,061	2,015,955	–	–
Shares reacquired	(397,147)	(7,725,853)	(2,355)	(47,360)
Increase	1,436,181	$25,021,584	1,439,738	$29,703,998

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.
(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and the Shareholders of Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Alpha Strategy Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Growth Leaders Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Dividend Income Fund, Lord Abbett International Opportunities Fund and Lord Abbett Value Opportunities Fund (collectively, the “Funds”), seven of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Lord Abbett Securities Trust as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2016

Investments in Underlying Funds

Alpha Strategy Fund invests in Underlying Funds managed by Lord Abbett. As of October 31, 2016, Alpha Strategy Fund’s long-term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class I	19.46%
Lord Abbett Securities Trust-International Opportunities Fund – Class I	20.26%
Lord Abbett Securities Trust-Micro-Cap Growth Fund – Class I	9.77%
Lord Abbett Securities Trust-Micro-Cap Value Fund – Class I	10.18%
Lord Abbett Research Fund, Inc.-Small-Cap Value Fund – Class I	20.20%
Lord Abbett Securities Trust-Value Opportunities Fund – Class I	20.13%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2016, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Beacon Roofing Supply, Inc.	2.03%
Paycom Software, Inc.	1.95%
Ellie Mae, Inc.	1.89%
GrubHub, Inc.	1.87%
Veeva Systems, Inc. Class A	1.82%
TESARO, Inc.	1.78%
Cirrus Logic, Inc.	1.77%
Dave & Busters Entertainment, Inc.	1.72%
ZELTIQ Aesthetics, Inc.	1.70%
Wix.com Ltd.	1.69%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.01%
Consumer Staples	2.75%
Energy	1.28%
Financials	2.81%
Health Care	23.44%
Industrials	9.44%
Information Technology	40.41%
Materials	0.93%
Real Estate	0.54%
Telecommunication Services	0.43%
Utilities	0.50%
Repurchase Agreement	3.46%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (continued)

International Opportunities Fund

Ten Largest Holdings	% of Investments
Sumco Corp.	1.92%
Arrow Global Group plc	1.55%
Cairn Homes plc	1.52%
Altran Technologies SA	1.51%
Frutarom Industries Ltd.	1.50%
Dewan Housing Finance Corp., Ltd.	1.46%
VanEck Vectors Junior Gold Miners	1.46%
RBL Bank Ltd.	1.42%
UDG Healthcare plc	1.40%
Rheinmetall AG	1.35%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.64%
Consumer Staples	7.39%
Energy	4.55%
Financials	16.23%
Health Care	4.41%
Industrials	17.80%
Information Technology	13.15%
Materials	5.33%
Real Estate	7.99%
Telecommunication Services	1.29%
Utilities	3.29%
Repurchase Agreement	3.93%
Total	100.00%
*	A sector may comprise several industries.

Micro Cap Growth Fund

Ten Largest Holdings	% of Investments
Instructure, Inc.	3.01%
Five9, Inc.	2.72%
Patrick Industries, Inc.	2.35%
Pacific Biosciences of California, Inc.	2.24%
Coherus Biosciences, Inc.	1.95%
NV5 Global, Inc.	1.92%
Universal Electronics, Inc.	1.91%
LGI Homes, Inc.	1.90%
NanoString Technologies, Inc.	1.78%
Vascular Solutions, Inc.	1.75%

Investments in Underlying Funds (continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	14.01%
Consumer Staples	3.28%
Energy	1.17%
Financials	3.19%
Health Care	29.10%
Industrials	10.69%
Information Technology	32.15%
Materials	2.24%
Real Estate	1.27%
Repurchase Agreement	2.90%
Total	100.00%
*	A sector may comprise several industries.

Micro Cap Value Fund

Ten Largest Holdings	% of Investments
First Merchants Corp.	4.68%
Gibraltar Industries, Inc.	4.08%
National Commerce Corp.	3.96%
ICF International, Inc.	3.72%
Neenah Paper, Inc.	3.32%
BNC Bancorp	3.31%
Chase Corp.	3.19%
Connecticut Water Service, Inc.	2.75%
FB Financial Corp.	2.64%
Orbotech Ltd.	2.64%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.14%
Consumer Staples	3.60%
Energy	5.53%
Financials	20.59%
Health Care	1.69%
Industrials	25.05%
Information Technology	9.27%
Materials	8.74%
Real Estate	7.29%
Telecommunication Services	0.72%
Utilities	5.24%
Repurchase Agreement	3.14%
Total	100.00%
*	A sector may comprise several industries.

Investments in Underlying Funds (continued)

Lord Abbett Research Fund, Inc. – Small Cap Value Fund

Ten Largest Holdings	% of Investments
Alere, Inc.	3.13%
First Merchants Corp.	2.89%
Orbotech Ltd.	2.78%
Chemical Financial Corp.	2.74%
Littelfuse, Inc.	2.68%
IdaCorp, Inc.	2.40%
HealthSouth Corp.	2.40%
First Industrial Realty	2.25%
Black Hill Corp.	2.16%
Aecom	2.09%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.43%
Consumer Staples	2.86%
Energy	7.14%
Financials	11.43%
Health Care	8.57%
Industrials	15.71%
Information Technology	21.43%
Materials	8.57%
Real Estate	7.14%
Repurchase Agreement	1.43%
Telecommunication Services	1.43%
Utilities	2.86%
Total	100.00%
*	A sector may comprise several industries.

Value Opportunities Fund

Ten Largest Holdings	% of Investments
Alere, Inc.	3.08%
Arch Capital Group Ltd.	2.14%
RenaissanceRe Holdings Ltd.	2.10%
HealthSouth Corp.	2.07%
Zayo Group Holdings, Inc.	2.04%
KAR Auction Services, Inc.	2.01%
Pinnacle Foods, Inc.	1.98%
CMS Energy Corp.	1.97%
Booz Allen Hamilton Holding Corp.	1.91%
Fidelity National Information Services, Inc.	1.90%

Investments in Underlying Funds (concluded)

Holdings by Sector*	% of Investments
Consumer Discretionary	10.00%
Consumer Staples	1.99%
Energy	5.32%
Financials	16.63%
Health Care	11.13%
Industrials	12.78%
Information Technology	18.79%
Materials	7.59%
Real Estate	5.66%
Telecommunication Services	2.04%
Utilities	4.30%
Repurchase Agreement	3.77%
Total	100.00%
*	A sector may comprise several industries.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014 – 2015) and Managing Director at State Street Global Advisors (2000 – 2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2006.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Alpha Strategy Fund	16%	72%
Fundamental Equity Fund	100%	100%
Growth Leaders Fund	12%	12%
International Core Equity Fund	–	100%
International Dividend Income Fund	–	100%
International Opportunities Fund	–	90%

Additionally, of the distributions paid to the shareholders during the fiscal year ended October 31, 2016, the following amounts represent short-term and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Alpha Strategy Fund	$–	$162,272,374
Fundamental Equity Fund	–	311,273,845
Growth Leaders Fund	86,118,259	10,007,653
International Opportunities Fund	5,951,394	16,340,480
Value Opportunities Fund	–	191,979,908

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

	Foreign
Fund Name	Source Income	Foreign Taxes
Alpha Strategy Fund	$1,120,626	$896,768
International Core Equity Fund	18,789,606	1,769,709
International Dividend Income Fund	83,536,925	6,358,902

We Recycle

Lord Abbett Securities Trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Value Opportunities Fund

LST-2 (12/16)
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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Micro Cap Growth Fund

Micro Cap Value Fund

For the fiscal year ended October 31, 2016

Table of Contents

1	A Letter to Shareholders

5	Investment Comparisons

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

10	Micro Cap Growth Fund

13	Micro Cap Value Fund

16	Statements of Assets and Liabilities

17	Statements of Operations

18	Statements of Changes in Net Assets

20	Financial Highlights

24	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Supplemental Information to Shareholders

Lord Abbett Securities Trust

Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2016

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended October 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Micro Cap Growth Fund

For the fiscal year ended October 31, 2016, the Micro Cap Growth Fund returned -1.30%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Growth Index1, which returned -4.63% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0% – 0.25% to 0.25% – 0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October,

1

the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”), to leave the European Union, was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

The largest contributor to the Fund’s performance during the period, relative to the benchmark, was security selection in the health care sector. Shares of Nevro Corp., a developer of chronic pain treatments, climbed, as the company continuously posted strong revenue growth and improved guidance. Another contributor was Five Prime Therapeutics, Inc., a clinical-stage biotechnology company focused on immuno-oncology, which experienced positive momentum as several drugs produced compelling preclinical data points.

In addition, the Fund’s holdings in the information technology sector contributed to relative performance. Five9, Inc., a cloud software company, contributed most. Shares of Five9 surged after the company reported second quarter 2016 earnings and revenue above consensus estimates and offered forward guidance that exceeded expectations. Another contributor within the information technology sector was the Fund’s position in Instructure, Inc., a builder and operator of cloud-based learning platforms. The company increased its market share as customers displayed high satisfaction with its flagship product, Canvas LMS.

The largest detractor from Fund performance during the period was security selection in the industrials sector. Within this sector, the Fund’s holdings of Astronics Corp., a provider of test-systems and aerospace products to the defense, electronics, and semiconductor industries, detracted most. Shares of Astronics fell sharply in February after the company reported quarterly revenue and earnings below consensus estimates due to lower test-system sells. Nv5 Holdings Inc., a consulting solutions and technical engineering provider to the public and private sector, also detracted from relative performance. Shares saw a precipitous drop after the company lowered guidance and announced the acquisition of JBA Consulting Engineers, Inc., in October.

The materials sector was another detractor from Fund performance during the period. Within this sector, the Fund’s position in Flotek Industries, Inc., a developer and supplier of oilfield products, services, and equipment to the oil, gas, and mining industries, detracted from relative performance. Flotek’s share price declined due to low oil prices and cuts to energy and production oil companies’ capital

2

expenditures, which had a negative effect on oil service companies. Flotek also reported in January that the Securities and Exchange Commission had provided notice of an inquiry related to the company’s FracMax® software. The Fund’s position in U.S. Concrete, Inc., a domestic producer of ready-mixed concrete, hurt the Fund’s relative performance, as July and August Texas cement shipments were late due to weather and concerns over margin compression.

Micro Cap Value Fund

For the fiscal year ended October 31, 2016, the Fund returned 10.00%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Microcap® Value Index,3 which returned 6.12% over the same period.

Domestic equity markets (as represented by the S&P 500® Index2) returned 4.51% over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a calendar year on record, in the early part of 2016. The Federal Reserve (Fed) raised target rates in December 2015, from 0% – 0.25% to 0.25% – 0.5%, citing an improved economic outlook and delayed policy-response time as the rationale for their actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand during the trailing 12-month period. In October, the unemployment rate reached 4.9%, while U.S. gross domestic product grew at a 2.9% pace during the third quarter, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”), to leave the European Union, was a surprise that caused a sell-off in global markets. More recently, uncertainty around the impact of the U.S election weighed on the markets’ expectations.

Stock selection, specifically in the energy and industrials sectors, was the primary contributor to the Fund’s outperformance relative to its benchmark during the period. Within the energy sector, shares of Parsley Energy, Inc., an oil and natural gas corporation, climbed as investors viewed the company to have a strong balance sheet and high growth rate in the sector. In addition, shares of Silver Run Acquisition Corp., a specialized holding company for acquisitions, increased after it agreed to take a controlling stake in Centennial Resource Production, LLC in July.

Within the industrials sector, shares of Gilbraltar Industries, Inc., a manufacturer and distributor of construction products, increased due to gains in overall operating efficiency. Shares of ICF International, Inc., a consulting firm, appreciated due to improving growth and low valuation.

3

Conversely, stock selection in the financials sector, along with an underweight compared to its benchmark and stock selection in the health care sector, detracted from the Fund’s relative performance during the period. Within the financials sector, shares of Marcus & Millichap, Inc., a multi-faceted real-estate brokerage firm, fell as the company experienced an increase in expenses and negative growth in year-over-year earnings. Shares of South State Corp., a South Carolina regional commercial bank, also declined due to general market concerns over a flattening yield curve.

Within the health care sector, shares of Aceto Corp., a sales and distribution firm focused on the human health, pharmaceutical, and other lines of finished products, fell on increased competition in the generic pharmaceuticals business. Shares of Providence Service Corp., a health care and workforce development service provider, also experienced weakness due to concerns over the renewal of the NJ Logisticare contract.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Microcap® Growth Index measures the performance of those Russell Micro Cap companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of October 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

4

Micro Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Growth Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years
Class A3	-7.00%	11.98%	9.17%
Class I4	-1.39%	13.36%	9.99%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75%

applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

5

Micro Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Microcap® Value Index and the Russell Microcap® Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2016

	1 Year	5 Years	10 Years
Class A3	3.68%	12.45%	6.19%
Class I4	9.97%	13.86%	6.99%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2016, is calculated using the SEC required uniform method to compute such return.

4   Performance is at net asset value.

6

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 through October 31, 2016).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/16 – 10/31/16” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Micro Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 -
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,100.80	$9.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.09	$9.12

Class I
Actual	$1,000.00	$1,099.90	$9.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.09	$9.12

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.80% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	14.01%
Consumer Staples	3.28%
Energy	1.17%
Financials	3.19%
Health Care	29.10%
Industrials	10.69%
Information Technology	32.15%
Materials	2.24%
Real Estate	1.27%
Repurchase Agreement	2.90%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

8

Micro Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			5/1/16 -
	5/1/16	10/31/16	10/31/16
Class A
Actual	$1,000.00	$1,097.20	$9.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.14	$9.07

Class I
Actual	$1,000.00	$1,097.00	$9.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.14	$9.07

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.79% for Classes A and I) multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2016

Sector*	%**
Consumer Discretionary	9.14%
Consumer Staples	3.60%
Energy	5.53%
Financials	20.59%
Health Care	1.69%
Industrials	25.05%
Information Technology	9.27%
Materials	8.74%
Real Estate	7.29%
Telecommunication Services	0.72%
Utilities	5.24%
Repurchase Agreement	3.14%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

9

Schedule of Investments

MICRO CAP GROWTH FUND October 31, 2016

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.52%

Aerospace & Defense 1.50%
Mercury Systems, Inc.*	76,055	$2,113

Air Freight & Logistics 1.81%
Air Transport Services Group, Inc.*	140,036	1,853
Echo Global Logistics, Inc.*	32,861	696
Total		2,549

Auto Components 2.34%
Fox Factory Holding Corp.*	99,707	2,163
Stoneridge, Inc.*	75,960	1,126
Total		3,289

Banks 0.82%
Pacific Premier Bancorp, Inc.*	44,600	1,153

Beverages 0.73%
MGP Ingredients, Inc.	29,090	1,024

Biotechnology 12.08%
Acceleron Pharma, Inc.*	45,752	1,282
Blueprint Medicines Corp.*	79,218	2,375
Clovis Oncology, Inc.*	14,820	431
Coherus Biosciences, Inc.*	101,917	2,787
Five Prime Therapeutics, Inc.*	31,931	1,550
Foundation Medicine, Inc.*	67,454	1,531
Genomic Health, Inc.*	51,984	1,550
Natera, Inc.*	108,344	919
Repligen Corp.*	56,980	1,628
Sage Therapeutics, Inc.*	29,512	1,285
Spark Therapeutics, Inc.*	12,698	597
Xencor, Inc.*	48,749	1,038
Total		16,973

Building Products 3.27%
Builders FirstSource, Inc.*	130,205	1,259
Patrick Industries, Inc.*	58,301	3,344
Total		4,603
		Fair
		Value
Investments	Shares	(000)
Chemicals 1.11%
Ferro Corp.*	119,861	$1,553

Communications Equipment 0.82%
Oclaro, Inc.*	157,073	1,148

Construction & Engineering 2.53%
Argan, Inc.	14,264	811
NV5 Global, Inc.*	95,939	2,744
Total		3,555

Construction Materials 1.17%
U.S. Concrete, Inc.*	32,884	1,641

Diversified Consumer Services 0.98%
Chegg, Inc.*	208,045	1,384

Electrical Equipment 1.17%
LSI Industries, Inc.	127,301	1,095
TPI Composites, Inc.*	34,662	552
Total		1,647

Electronic Equipment, Instruments & Components 3.92%
Control4 Corp.*	172,873	1,952
Fabrinet (Thailand)*(a)	32,563	1,236
II-VI, Inc.*	83,425	2,319
Total		5,507

Equity Real Estate Investment Trusts 1.28%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.	52,614	1,203
National Storage Affiliates Trust	30,809	603
Total		1,806

Food Products 1.75%
Amplify Snack Brands, Inc.*	95,094	1,378
Calavo Growers, Inc.	18,348	1,085
Total		2,463

10	See Notes to Financial Statements.

Schedule of Investments (continued)

MICRO CAP GROWTH FUND October 31, 2016

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies 9.39%
Endologix, Inc.*	91,448	$957
Glaukos Corp.*	70,434	2,353
Inogen, Inc.*	31,416	1,686
iRhythm Technologies, Inc.*	53,695	1,340
NxStage Medical, Inc.*	33,276	757
Spectranetics Corp. (The)*	92,969	2,017
Vascular Solutions, Inc.*	54,745	2,496
ZELTIQ Aesthetics, Inc.*	47,858	1,584
Total		13,190

Health Care Providers & Services 2.69%
Healthways, Inc.*	65,534	1,625
U.S. Physical Therapy, Inc.	37,832	2,153
Total		3,778

Health Care Technology 0.50%
Evolent Health, Inc. Class A*	33,413	703

Hotels, Restaurants & Leisure 1.94%
ClubCorp Holdings, Inc.	76,110	879
Wingstop, Inc.	68,804	1,841
Total		2,720

Household Durables 6.65%
Cavco Industries, Inc.*	22,025	2,035
iRobot Corp.*	36,931	1,872
LGI Homes, Inc.*	91,224	2,715
Universal Electronics, Inc.*	38,772	2,720
Total		9,342

Internet & Direct Marketing Retail 1.89%
Duluth Holdings, Inc.*	56,665	1,539
Etsy, Inc.*	86,217	1,119
Total		2,658
		Fair
		Value
Investments	Shares	(000)
Internet Software & Services 14.92%
2U, Inc.*	21,033	$733
Alarm.com Holdings, Inc.*	71,703	2,092
Amber Road, Inc.*	109,340	1,042
Apptio, Inc. Class A*	53,610	1,058
Benefitfocus, Inc.*	43,880	1,426
Five9, Inc.*	270,546	3,874
Instructure, Inc.*	168,805	4,296
Mimecast Ltd.*	69,018	1,397
MINDBODY, Inc. Class A*	80,219	1,661
Trade Desk, Inc. (The) Class A*	17,981	453
Wix.com Ltd. (Israel)*(a)	37,199	1,488
Xactly Corp.*	112,519	1,451
Total		20,971

Leisure Product 0.42%
Malibu Boats, Inc. Class A*	40,076	588

Life Sciences Tools & Services 4.08%
NanoString Technologies, Inc.*	130,377	2,536
Pacific Biosciences of California, Inc.*	375,698	3,193
Total		5,729

Oil, Gas & Consumable Fuels 1.19%
GasLog Ltd. (Monaco)(a)	108,660	1,668

Personal Products 0.85%
elf Beauty, Inc.*	45,937	1,188

Pharmaceuticals 0.80%
Corcept Therapeutics, Inc.*	162,839	1,130

Professional Services 0.55%
Insperity, Inc.	10,309	775

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

MICRO CAP GROWTH FUND October 31, 2016

		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 4.65%
Applied Micro Circuits Corp.*	248,559	$1,839
CEVA, Inc.*	75,492	2,269
Inphi Corp.*	31,370	1,164
MaxLinear, Inc. Class A*	67,466	1,262
Total		6,534

Software 8.31%
8x8, Inc.*	107,616	1,533
Blackline, Inc.*	27,813	633
BroadSoft, Inc.*	32,939	1,369
Callidus Software, Inc.*	41,518	758
Everbridge, Inc.*	128,400	1,890
Gigamon, Inc.*	16,373	905
Globant SA (Luxembourg)*(a)	26,313	1,145
Materialise NV ADR*	140,966	963
Silver Spring Networks, Inc.*	100,099	1,407
Talend SA ADR*	49,727	1,078
Total		11,681

Thrifts & Mortgage Finance 2.41%
HomeStreet, Inc.*	65,984	1,818
LendingTree, Inc.*	19,712	1,574
Total		3,392
Total Common Stocks (cost $119,001,581)		138,455
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.95%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $3,465,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $4,227,300; proceeds: $4,143,477 (cost $4,143,473)	$4,143	$4,143
Total Investments in Securities 101.47% (cost $123,145,054)		142,598
Liabilities in Excess of Other Assets (1.47)%		(2,070)
Net Assets 100.00%		$140,528

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$138,455	$–	$–	$138,455
Repurchase Agreement	–	4,143	–	4,143
Total	$138,455	$4,143	$–	$142,598

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

12	See Notes to Financial Statements.

Schedule of Investments

MICRO CAP VALUE FUND October 31, 2016

		Fair
		Value
Investments	Shares	(000)
LONG-TERM INVESTMENTS 96.35%

COMMON STOCKS 96.20%

Banks 16.90%
Ameris Bancorp	92,800	$3,369
BNC Bancorp	187,000	4,656
FB Financial Corp.*	178,290	3,717
First Merchants Corp.	233,686	6,578
National Commerce Corp.*	196,741	5,568
Total		23,888

Beverages 1.90%
Cott Corp. (Canada)(a)	204,560	2,682

Building Products 8.42%
Advanced Drainage Systems, Inc.	140,489	2,683
Gibraltar Industries, Inc.*	147,524	5,739
Patrick Industries, Inc.*	60,744	3,484
Total		11,906

Chemicals 5.39%
Chase Corp.	65,600	4,484
Quaker Chemical Corp.	29,167	3,135
Total		7,619

Communications Equipment 1.21%
Plantronics, Inc.	33,160	1,715

Construction & Engineering 4.22%
Argan, Inc.	45,260	2,573
Primoris Services Corp.	169,446	3,394
Total		5,967

Diversified Telecommunication Services 0.71%
Cogent Communications Holdings, Inc.	27,319	1,008

Electrical Equipment 3.09%
Atkore International Group, Inc.*	130,203	2,448
AZZ, Inc.	36,000	1,917
Total		4,365
		Fair
		Value
Investments	Shares	(000)
Electronic Equipment, Instruments & Components 4.25%
Orbotech Ltd. (Israel)*(a)	135,233	$3,706
Vishay Precision Group, Inc.*	146,512	2,300
Total		6,006

Equity Real Estate Investment Trusts 3.15%
Physicians Realty Trust	139,199	2,752
Retail Opportunity Investments Corp.	84,403	1,697
Total		4,449

Food Products 1.68%
Farmer Bros Co.*	72,639	2,375

Gas Utilities 2.48%
Chesapeake Utilities Corp.	54,700	3,504

Health Care Equipment & Supplies 1.69%
CONMED Corp.	59,552	2,382

Hotels, Restaurants & Leisure 4.72%
Denny’s Corp.*	312,876	3,244
El Pollo Loco Holdings, Inc.*	281,530	3,435
Total		6,679

Household Durables 1.91%
Ethan Allen Interiors, Inc.	87,760	2,694

Insurance 2.44%
AMERISAFE, Inc.	61,970	3,446

Machinery 2.48%
Milacron Holdings Corp.*	240,976	3,509

Media 1.03%
Hemisphere Media Group, Inc.*	124,379	1,455

See Notes to Financial Statements.	13

Schedule of Investments (continued)

MICRO CAP VALUE FUND October 31, 2016

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels 5.35%
Carrizo Oil & Gas, Inc.*	53,019	$1,794
Centennial Resource Development, Inc. Class A*	137,262	2,038
Parsley Energy, Inc. Class A*	59,422	1,955
Rice Energy, Inc.*	80,375	1,775
Total		7,562

Paper & Forest Products 3.31%
Neenah Paper, Inc.	58,483	4,673

Professional Services 3.70%
ICF International, Inc.*	112,821	5,235

Real Estate Management & Development 4.11%
Marcus & Millichap, Inc.*	122,319	2,866
RE/MAX Holdings, Inc. Class A	67,600	2,937
Total		5,803

Semiconductors & Semiconductor Equipment 1.59%
MaxLinear, Inc. Class A*	119,996	2,245

Technology Hardware, Storage & Peripherals 2.17%
Electronics For Imaging, Inc.*	72,167	3,069

Textiles, Apparel & Luxury Goods 1.43%
Oxford Industries, Inc.	32,282	2,025

Thrifts & Mortgage Finance 1.14%
Essent Group Ltd.*	60,940	1,611

Trading Companies & Distributors 2.99%
Lawson Products, Inc.*	123,360	2,325
Rush Enterprises, Inc. Class A*	72,600	1,906
Total		4,231

Water Utilities 2.74%
Connecticut Water Service, Inc.	74,300	3,869
Total Common Stocks (cost $105,374,218)		135,972
		Fair
		Value
Investments	Shares	(000)
WARRANTS 0.15%

Oil, Gas & Consumable Fuels
Centennial Resource Development, Inc. Class A*(b)	45,754	$215
Total Long-Term Investments (cost $105,514,634)		136,187

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENT 3.12%

Repurchase Agreement
Repurchase Agreement dated 10/31/2016, 0.03% due 11/1/2016 with Fixed Income Clearing Corp. collateralized by $3,695,000 of U.S. Treasury Bond at 3.625% due 8/15/2043; value: $4,507,900; proceeds: $4,414,789 (cost $4,414,786)	$4,415	4,415
Total Investments in Securities 99.47% (cost $109,929,420)		140,602
Other Assets in Excess of Liabilities 0.53%		751
Net Assets 100.00%		$141,353

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Exercise price of $11.50 and expiration date of 10/11/2021.

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

MICRO CAP VALUE FUND October 31, 2016

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$135,972	$–	$–	$135,972
Warrants	215	–	–	215
Repurchase Agreement	–	4,415	–	4,415
Total	$136,187	$4,415	$–	$140,602

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended October 31, 2016.

See Notes to Financial Statements.	15

Statements of Assets and Liabilities

October 31, 2016

	Micro Cap Growth Fund	Micro Cap Value Fund
ASSETS:
Investments in securities, at cost	$123,145,054	$109,929,420
Investments in securities, at fair value	$142,597,751	$140,601,635
Receivables:
Investment securities sold	271,077	1,826,259
Capital shares sold	10,430	1,556
Interest and dividends	3	6,124
Prepaid expenses	8,781	16,744
Total assets	142,888,042	142,452,318
LIABILITIES:
Payables:
Investment securities purchased	2,099,314	845,647
Capital shares reacquired	–	32
Management fee	186,762	182,572
Trustees’ fees	18,040	19,857
Fund administration	4,980	4,869
To affiliate (See Note 3)	6,505	6,598
Accrued expenses	44,393	39,977
Total liabilities	2,359,994	1,099,552
NET ASSETS	$140,528,048	$141,352,766
COMPOSITION OF NET ASSETS:
Paid-in capital	$135,149,931	$88,004,777
Accumulated net investment loss	(1,884,795)	(1,073,224)
Accumulated net realized gain (loss) on investments	(12,189,785)	23,748,998
Net unrealized appreciation on investments	19,452,697	30,672,215
Net Assets	$140,528,048	$141,352,766
Net assets by class:
Class A Shares	$7,416,472	$6,083,447
Class I Shares	$133,111,576	$135,269,319
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	566,372	180,802
Class I Shares	9,374,663	3,870,472
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.09	$33.65
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$13.89	$35.70
Class I Shares-Net asset value	$14.20	$34.95

16	See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2016

	Micro Cap Growth Fund	Micro Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $0 and $6,897, respectively)	$405,230	$1,586,302
Interest	953	553
Total investment income	406,183	1,586,855
Expenses:
Management fee	2,158,305	2,200,326
Shareholder servicing	53,010	40,874
Professional	46,439	46,503
Reports to shareholders	7,946	8,016
Fund administration	57,555	58,675
Custody	20,105	10,104
Trustees’ fees	4,150	4,294
Registration	34,219	34,003
Subsidy (See Note 3)	201,608	217,248
Other	17,093	14,806
Gross expenses	2,600,430	2,634,849
Expense reductions (See Note 8)	(107)	(92)
Net expenses	2,600,323	2,634,757
Net investment loss	(2,194,140)	(1,047,902)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(8,433,042)	25,081,519
Net change in unrealized appreciation/depreciation on investments	10,862,323	(10,270,838)
Net realized and unrealized gain	2,429,281	14,810,681
Net Increase in Net Assets Resulting From Operations	$235,141	$13,762,779

See Notes to Financial Statements.	17

Statements of Changes in Net Assets

	Micro Cap Growth Fund
DECREASE IN NET ASSETS	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment loss	$(2,194,140)	$(2,804,485)
Net realized gain (loss) on investments	(8,433,042)	28,749,646
Net change in unrealized appreciation/depreciation on investments	10,862,323	(22,832,254)
Net increase in net assets resulting from operations	235,141	3,112,907
Distributions to shareholders from:
Net realized gain
Class A	(1,849,104)	(1,633,376)
Class I	(25,030,822)	(18,532,831)
Total distributions to shareholders	(26,879,926)	(20,166,207)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	16,014,661	7,961,986
Reinvestment of distributions	24,413,579	18,676,181
Cost of shares reacquired	(22,671,609)	(29,706,060)
Net increase (decrease) in net assets resulting from capital share transactions	17,756,631	(3,067,893)
Net decrease in net assets	(8,888,154)	(20,121,193)
NET ASSETS:
Beginning of year	$149,416,202	$169,537,395
End of year	$140,528,048	$149,416,202
Accumulated net investment loss	$(1,884,795)	$(561,925)

18	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Micro Cap Value Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Operations:
Net investment loss	$(1,047,902)	$(1,427,767)
Net realized gain on investments	25,081,519	3,889,353
Net change in unrealized appreciation/depreciation on investments	(10,270,838)	2,234,855
Net increase in net assets resulting from operations	13,762,779	4,696,441
Distributions to shareholders from:
Net realized gain
Class A	(408,358)	(1,798,650)
Class I	(3,480,090)	(14,912,161)
Total distributions to shareholders	(3,888,448)	(16,710,811)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	2,300,457	8,732,431
Reinvestment of distributions	3,680,664	15,741,765
Cost of shares reacquired	(44,750,858)	(9,053,255)
Net increase (decrease) in net assets resulting from capital share transactions	(38,769,737)	15,420,941
Net increase (decrease) in net assets	(28,895,406)	3,406,571
NET ASSETS:
Beginning of year	$170,248,172	$166,841,601
End of year	$141,352,766	$170,248,172
Accumulated net investment loss	$(1,073,224)	$(1,304,593)

See Notes to Financial Statements.	19

Financial Highlights

MICRO CAP GROWTH FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain	Net asset value, end of period
Class A
10/31/2016	$16.33	$(0.19)	$0.15	$(0.04)	$(3.20)	$13.09
10/31/2015	18.56	(0.30)	0.42	0.12	(2.35)	16.33
10/31/2014	22.57	(0.28)	2.27	1.99	(6.00)	18.56
10/31/2013	14.03	(0.29)	8.94	8.65	(0.11)	22.57
10/31/2012	15.98	(0.28)	0.79	0.51	(2.46)	14.03

Class I
10/31/2016	17.45	(0.21)	0.16	(0.05)	(3.20)	14.20
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45
10/31/2014	23.57	(0.29)	2.39	2.10	(6.00)	19.67
10/31/2013	14.64	(0.29)	9.33	9.04	(0.11)	23.57
10/31/2012	16.52	(0.25)	0.83	0.58	(2.46)	14.64

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

	Ratios to Average Net Assets:		Supplemental Data:

Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

(1.30)	1.81	(1.52)	$7,416	160.53
0.65	1.80	(1.64)	13,280	202.96
10.57	1.78	(1.50)	12,881	208.12
62.14	1.85	(1.64)	11,220	197.69
4.86	2.09	(1.92)	11,484	119.77

(1.39)	1.81	(1.52)	133,112	160.53
0.71	1.80	(1.63)	136,136	202.96
10.58	1.78	(1.50)	156,657	208.12
62.22	1.81	(1.60)	140,967	197.69
5.10	1.84	(1.68)	89,897	119.77

See Notes to Financial Statements.	21

Financial Highlights

MICRO CAP VALUE FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment loss(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2016	$31.34	$(0.22)	$3.27	$3.05	$–	$(0.74)	$(0.74)
10/31/2015	34.19	(0.26)	1.00	0.74	–	(3.59)	(3.59)
10/31/2014	34.74	(0.23)	3.84	3.61	–	(4.16)	(4.16)
10/31/2013	26.52	(0.10)	8.32	8.22	–	–	–
10/31/2012	22.88	(0.08)	3.72	3.64	–	–	–

Class I
10/31/2016	32.52	(0.23)	3.40	3.17	–	(0.74)	(0.74)
10/31/2015	35.34	(0.27)	1.04	0.77	–	(3.59)	(3.59)
10/31/2014	35.77	(0.26)	3.99	3.73	–	(4.16)	(4.16)
10/31/2013	27.32	(0.09)	8.56	8.47	(0.02)	–	(0.02)
10/31/2012	23.50	(0.02)	3.84	3.82	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets end of period (000)	Portfolio turnover rate (%)

$33.65	10.00	1.80	(0.71)	$6,083	52.03
31.34	2.79	1.79	(0.86)	17,198	70.40
34.19	11.16	1.76	(0.68)	20,028	59.95
34.74	31.00	1.82	(0.34)	32,010	73.58
26.52	15.91	2.05	(0.32)	30,512	34.25

34.95	9.97	1.80	(0.72)	135,269	52.03
32.52	2.81	1.79	(0.86)	153,050	70.40
35.34	11.18	1.77	(0.74)	146,813	59.95
35.77	31.02	1.78	(0.29)	128,093	73.58
27.32	16.21	1.80	(0.09)	96,962	34.25

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of nine active funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Micro-Cap Growth Fund (“Micro Cap Growth Fund”), Class A and I shares and Lord Abbett Micro-Cap Value Fund (“Micro Cap Value Fund”), Class A and I shares. The investment objective of both Micro Cap Growth Fund and Micro Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. A contingent deferred sales charge (“CDSC”) may apply to certain redemptions of Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus). Class I shares are not subject to any sales charges.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by

24

Notes to Financial Statements (continued)

the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2013 through October 31, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses incurred by the Funds are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of

25

Notes to Financial Statements (continued)

unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of October 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of 1.50%, which was the Funds’ annualized effective management fee rate for the fiscal year ended October 31, 2016.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

During the fiscal year ended October 31, 2016 and continuing through December 31, 2016, each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund (“Alpha Strategy Fund”) of the Trust, pursuant to which each Underlying Fund paid a portion of the expenses (excluding management fees, fund administration fees, and distribution and service fees)

26

Notes to Financial Statements (continued)

of Alpha Strategy Fund in proportion to the average daily value of the Underlying Fund shares owned by Alpha Strategy Fund. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliate on each Fund’s Statement of Assets and Liabilities. Effective January 1, 2017, the Board approved the discontinuation of the Servicing Arrangement with Fund of Funds managed by Lord Abbett. As a result, each Fund of Funds will bear its expenses fully beginning as of that date.

As of October 31, 2016, the percentages of Micro Cap Growth Fund’s and Micro Cap Value Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund were 77.24% and 80.24%, respectively.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A shares pursuant to Rule 12b-1 under the Act under which the Board may authorize the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. During the fiscal year ended October 31, 2016, the Board did not authorize such Class A 12b-1 fees.

Class I shares do not have a distribution plan.

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually for each fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Subsequent to Micro Cap Value Fund’s fiscal year ended October 31, 2016, short-term capital gain and long-term capital gain distributions of approximately $1,863,000 and $21,921,000, respectively, were declared by the Fund on November 16, 2016. The distribution was paid on November 22, 2016 to shareholders of record on November 21, 2016.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and 2015 was as follows:

	Micro Cap Growth Fund		Micro Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/2016	10/31/2015	10/31/2016	10/31/2015
Distributions paid from:
Ordinary income	$6,650,591	$3,677,493	$–	$–
Net long-term capital gains	20,229,335	16,488,714	3,888,448	16,710,811
Total distributions paid	$26,879,926	$20,166,207	$3,888,448	$16,710,811

27

Notes to Financial Statements (continued)

As of October 31, 2016, the components of accumulated gains on a tax-basis were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Undistributed ordinary income – net	$–	$1,862,424
Undistributed long-term capital gains	–	21,920,549
Total undistributed earnings	$–	$23,782,973
Capital loss carryforwards*	$(9,945,487)	$–
Temporary differences	(1,884,795)	(1,073,224)
Unrealized gains – net	17,208,399	30,638,240
Total accumulated gains – net	$5,378,117	$53,347,989

*	The capital losses will carry forward indefinitely.

At each Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. Each Fund incurred and will elect to defer late-year ordinary losses during fiscal 2016 as follows:

Micro Cap Growth Fund	$1,866,755
Micro Cap Value Fund	1,053,367

As of October 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Micro Cap	Micro Cap
	Growth Fund	Value Fund
Tax cost	$125,389,352	$109,963,395
Gross unrealized gain	20,894,697	34,615,668
Gross unrealized loss	(3,686,298)	(3,977,428)
Net unrealized security gain	$17,208,399	$30,638,240

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

Permanent items identified during the fiscal year ended October 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Accumulated	Accumulated
	Net Investment	Net Realized		Paid-in
	Loss	Gain (Loss	)	Capital
Micro Cap Growth Fund	$ 871,270	$ 55,520		$(926,790)
Micro Cap Value Fund	1,279,271		(1,279,271)	–

The permanent differences are primarily attributable to the tax treatment of net operating losses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2016 were as follows:

	Purchases	Sales
Micro Cap Growth Fund	$228,499,150	$238,707,827
Micro Cap Value Fund	75,715,230	119,268,149

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2016.

28

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

		Micro Cap Growth Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$4,143,473	$–	$4,143,473
Total	$4,143,473	$–	$4,143,473

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,143,473	$–	$–	$(4,143,473)	$–
Total	$4,143,473	$–	$–	$(4,143,473)	$–

	Micro Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$4,414,786	$–	$4,414,786
Total	$4,414,786	$–	$4,414,786

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,414,786	$–	$–	$(4,414,786)	$–
Total	$4,414,786	$–	$–	$(4,414,786)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2016.

29

Notes to Financial Statements (continued)

7.	TRUSTEES’ REMUNERATION

The Trust’s officers and two Trustees, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

9.	LINE OF CREDIT

The Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended October 31, 2016, the Funds did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Funds, to participate in a joint lending and borrowing program. The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions.

The Funds did not borrow money from or lend money to any other Lord Abbett Fund from July 26, 2016 through October 31, 2016.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment in each Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Funds invest.

30

Notes to Financial Statements (concluded)

Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund’s volatility. In the case of Micro Cap Value Fund, the prices of value stocks in which it generally invests may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Micro Cap Growth Fund		Year Ended October 31, 2016		Year Ended October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	11,701	$147,277	84,144	$1,509,470
Reinvestment of distributions	132,838	1,849,104	100,381	1,633,205
Shares reacquired	(391,612)	(5,836,444)	(65,192)	(1,229,708)
Increase (decrease)	(247,073)	$(3,840,063)	119,333	$1,912,967

Class I Shares
Shares sold	1,239,003	$15,867,384	339,691	$6,452,516
Reinvestment of distributions	1,495,326	22,564,475	980,044	17,042,976
Shares reacquired	(1,162,677)	(16,835,165)	(1,481,051)	(28,476,352)
Increase (decrease)	1,571,652	$21,596,694	(161,316)	$(4,980,860)

Micro Cap Value Fund		Year Ended October 31, 2016		Year Ended October 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,665	$148,933	4,393	$133,102
Reinvestment of distributions	12,602	388,270	57,549	1,701,736
Shares reacquired	(385,285)	(11,863,165)	(98,955)	(3,255,230)
Decrease	(368,018)	$(11,325,962)	(37,013)	$(1,420,392)

Class I Shares
Shares sold	65,171	$2,151,524	279,535	$8,599,329
Reinvestment of distributions	102,887	3,292,394	457,479	14,040,029
Shares reacquired	(1,004,290)	(32,887,693)	(185,093)	(5,798,025)
Increase (decrease)	(836,232)	$(27,443,775)	551,921	$16,841,333

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Securities Trust and Shareholders of Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund, two of the nine portfolios constituting the Lord Abbett Securities Trust (the “Trust”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Micro Cap Growth Fund and Lord Abbett Micro Cap Value Fund of the Lord Abbett Securities Trust as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 22, 2016

32

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Trust as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 60 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994; Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

33

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

34

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

Sean J. Aurigemma (1969)	Executive Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

Thomas B. Maher (1967)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2003.

Giulio Martini (1955)	Executive Vice President	Elected in 2015	Director of Strategic Asset Allocation, joined Lord Abbett in 2015 and was formerly Global Investment Strategist at Anderson Global Macro LLC (2012 – 2015) and Chief Investment Officer of Currency Strategies at AllianceBernstein (1985 – 2012).

Justin C. Maurer (1969)	Executive Vice President	Elected in 2008	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 2003.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2003	Partner and Portfolio Manager, joined Lord Abbett in 2001.

35

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Didier O. Rosenfeld (1976)	Executive Vice President	Elected in 2016	Director of Global Equity, joined Lord Abbett in 2015 and was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management (2014 – 2015) and Managing Director at State Street Global Advisors (2000 – 2013).

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2006.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Vernon T. Bice (1974)	Vice President	Elected in 2016	Portfolio Manager, joined Lord Abbett in 2011.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial Officer, and was formerly Chief Operations Officer, joined Lord Abbett in 1999.

Matthew R. DeCicco (1977)	Vice President	Elected in 2015	Portfolio Manager, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

David J. Linsen (1974)	Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

36

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Chief Operations Officer, and was formerly Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

37

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

4% of the ordinary income distributions paid by Micro Cap Growth Fund during the fiscal year ended October 31, 2016 is qualified dividend income. For corporate shareholders, 4% of Micro Cap Growth Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2016, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term capital gains	Long-term capital gains
Micro Cap Growth Fund	$6,650,591	$20,229,335
Micro Cap Value Fund	–	3,888,448

38

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Securities Trust Lord Abbett Micro-Cap Growth Fund Lord Abbett Micro-Cap Value Fund

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.		LAMCVF-2 (12/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$384,200	$381,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	384,200	381,000

Tax Fees {b}	83,408	83,120
All Other Fees	- 0 -	- 0 -

Total Fees	$467,608	$464,120

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$195,230	$185,031

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer
Date: December 22, 2016

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: December 22, 2016

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 22, 2016